


                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: December 31, 2001

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number       (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

Item 5
Financial Report for the quarter ended December 31, 2001.



12/31/01                                                                           PAGE 1

                                   Financial Highlights
                     Unaudited [Amounts in Millions, except Per Share]

                                                       For the Quarter Ended December 31

                                                        2001       2000
                                                      Amount     Amount    Change  % Change
                                                    --------   --------  --------  --------
Income from Operations
  Annuities                                             74.8      86.4     (11.6)   (13.4%)
  Life Insurance                                        73.2      70.6       2.6      3.7%
  Investment Management                                  5.1       8.7      (3.6)   (41.4%)
  Lincoln UK                                            19.5      15.5       4.0     25.8%
  Corporate & Other*                                    26.5       3.5      23.0
                                                    --------  --------  --------  --------
       Total Income from Operations**                  199.1     184.7      14.4      7.8%

  Realized gains (losses) on investments               (20.1)      1.2     (21.3)
  Gains (losses) on derivatives                         (4.6)      0.0      (4.6)
  Gain on sale of subsidiaries                          15.0       0.0
  Restructuring charges                                (20.2)    (37.0)     16.8
                                                    --------  --------  --------  --------
Income before Accounting Changes                       169.2     148.9       5.3
  Cumulative effect of accounting changes***             0.0       0.0       0.0
                                                    --------  --------  --------  --------
      Net Income*                                      169.2     148.9      20.3     13.6%
                                                    ========  ========  ========  ========

Earnings per share (diluted)
Income from Operations**                               $1.03     $0.94     $0.09      9.6%
Realized gain (losses) on investments                 ($0.11)    $0.01    ($0.12)
Gains (losses) on derivatives                         ($0.02)    $0.00    ($0.02)
Gain on sale of subsidiaries                           $0.08     $0.00     $0.08
Restructuring charges                                 ($0.10)   ($0.19)    $0.09
                                                    --------  --------  --------  --------
Income before Accounting Changes                       $0.88     $0.76     $0.12
  Cumulative effect of accounting changes***           $0.00     $0.00        --
                                                    --------  --------  --------  --------
      Net Income*                                      $0.88     $0.76     $0.12     15.8%
                                                    ========  ========  ========  ========

Inc. from Oper.- before Goodwill Amort.
  Annuities                                             75.1      86.7     (11.7)   (13.4%)
  Life Insurance                                        79.1      76.5       2.6      3.4%
  Investment Management                                  9.1      12.7      (3.6)   (28.3%)
  Lincoln UK                                            19.7      15.7       4.0     25.5%
  Corporate & Other*                                    26.8       3.9      22.9
                                                    --------  --------  --------  --------
       Total                                           209.8     195.6      14.2      7.3%
                                                    ========  ========  ========  ========

Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.            $1.09     $1.00     $0.09      9.0%

Operating Revenue
  Annuities                                            498.7     518.1     (19.4)    (3.7%)
  Life Insurance                                       495.2     488.0       7.2      1.5%
  Investment Management                                107.6     120.2     (12.7)   (10.5%)
  Lincoln UK                                            58.9     100.6     (41.7)   (41.4%)
  Corporate & Other*                                   369.8     546.6    (176.9)   (32.4%)
                                                    --------  --------  --------  --------
       Total Operating Revenue                        1530.1    1773.5    (243.4)   (13.7%)
                                                    ========  ========  ========  ========

Total Revenue
  Annuities                                            467.5     522.3     (54.8)   (10.5%)
  Life Insurance                                       464.7     479.9     (15.2)    (3.2%)
  Investment Management                                106.5     120.0     (13.5)   (11.2%)
  Lincoln UK                                            63.2     104.3     (41.1)   (39.4%)
  Corporate & Other*                                   402.5     547.0    (144.6)   (26.4%)
                                                    --------  --------  --------  --------
       Total Revenue                                  1504.4    1773.5    (269.1)   (15.2%)
                                                    ========  ========  ========  ========

Operational Data by Segment: (Billions)

Annuities Segment
  Gross Deposits                                       2.011     1.328     0.683     51.4%
  Net Cash Flows                                       0.631    (0.681)    1.312
  Account Values (Gross)                              52.643    56.043    (3.400)    (6.1%)
  Account Values (Net of Reinsurance)                 51.129    54.821    (3.692)    (6.7%)

Life Insurance Segment
  First Year Premium- Retail                           0.186     0.169     0.017     10.1%
  First Year Premium- COLI                             0.014     0.049    (0.035)   (71.4%)
  First Year Premium- Total                            0.200     0.218    (0.018)    (8.3%)
  In-force                                           234.394   216.002    18.392      8.5%
  Account Values                                      11.377    10.847     0.530      4.9%

Investment Management Segment
  Retail Deposits                                      0.749     1.255    (0.506)   (40.3%)
  Retail Net Cash Flows                               (0.125)    0.058    (0.183)
  Institutional In-flows                               0.696     0.885    (0.189)   (21.4%)
  Institutional Net Cash Flows                        (0.102)   (1.043)    0.941
  Total Net Cash Flows                                (0.227)   (0.985)    0.758
  Assets Under Management- Retail and Inst'l          47.922    52.895    (4.972)    (9.4%)
  Assets Under Management - Insurance Assets          38.119    35.686     2.433      6.8%
  Assets Under Management - Total Segment             86.041    88.581    (2.539)    (2.9%)

Consolidated
Consolidated Domestic Retail Deposits                  3.088     3.064     0.024      0.8%
Consolidated Domestic Retail Account Balances         80.557    85.749    (5.191)    (6.1%)
Total Retail Net Cash Flows                            0.836    (0.066)    0.902  (1360.6%)
Total Net Cash Flows                                   0.734    (1.110)    1.843   (166.1%)

Total Assets Under Management                        126.250   131.273    (5.023)    (3.8%)

                                                       For the Year Ended December 31

                                                        2001       2000
                                                      Amount     Amount    Change  % Change
                                                    --------   --------  --------  --------
Income from Operations
  Annuities                                            320.3     362.0     (41.7)   (11.5%)
  Life Insurance                                       279.0     259.9      19.1      7.3%
  Investment Management                                 14.6      44.1     (29.5)   (66.9%)
  Lincoln UK                                            60.2      61.0      (0.8)    (1.3%)
  Corporate & Other*                                    14.8      (8.0)     22.8
                                                    --------  --------  --------  --------
       Total Income from Operations**                  689.0     719.1     (30.1)    (4.2%)

  Realized gains (losses) on investments               (68.7)    (17.5)    (51.2)
  Gains (losses) on derivatives                         (4.9)      0.0      (4.9)
  Gain on sale of subsidiaries                          15.0       0.0
  Restructuring charges                                (24.6)    (80.2)     55.6
                                                    --------  --------  --------  --------
Income before Accounting Changes                       605.8     621.4     (30.6)
  Cumulative effect of accounting changes***           (15.6)      0.0     (15.6)
                                                    --------  --------  --------  --------
      Net Income*                                      590.2     621.4     (31.2)    (5.0%)
                                                    ========  ========  ========  ========

Earnings per share (diluted)
Income from Operations**                               $3.56     $3.69    ($0.13)    (3.5%)
Realized gain (losses) on investments                 ($0.36)   ($0.09)   ($0.27)
Gains (losses) on derivatives                         ($0.03)    $0.00    ($0.03)
Gain on sale of subsidiaries                           $0.08     $0.00     $0.08
Restructuring charges                                 ($0.13)   ($0.41)    $0.28
                                                    --------  --------  --------  --------
Income before Accounting Changes                       $3.12     $3.19    ($0.07)
  Cumulative effect of accounting changes***          ($0.08)    $0.00    ($0.08)
                                                    --------  --------  --------  --------
      Net Income*                                      $3.05     $3.19    ($0.14)    (4.4%)
                                                    ========  ========  ========  ========

Inc. from Oper.- before Goodwill Amort.
  Annuities                                            321.5     361.4     (39.9)   (11.0%)
  Life Insurance                                       302.7     283.6      19.1      6.7%
  Investment Management                                 30.9      60.3     (29.5)   (48.9%)
  Lincoln UK                                            60.9      65.1      (4.2)    (6.4%)
  Corporate & Other*                                    16.4      (6.2)     22.7
                                                    --------  --------  --------  --------
       Total                                           732.4     764.2     (31.8)    (4.2%)
                                                    ========  ========  ========  ========

Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.            $3.79     $3.92    ($0.13)    (3.3%)

Operating Revenue
  Annuities                                           2033.1    2138.9    (105.8)    (4.9%)
  Life Insurance                                      1897.5    1836.4      61.1      3.3%
  Investment Management                                437.4     494.2     (56.8)   (11.5%)
  Lincoln UK                                           280.9     435.0    (154.1)   (35.4%)
  Corporate & Other*                                  1864.2    1975.4    (111.2)    (5.6%)
                                                    --------  --------  --------  --------
       Total Operating Revenue                        6513.0    6879.8    (366.8)    (5.3%)
                                                    ========  ========  ========  ========

Total Revenue
  Annuities                                           1968.3    2133.7    (165.4)    (7.8%)
  Life Insurance                                      1840.6    1819.0      21.6      1.2%
  Investment Management                                433.7     490.3     (56.5)   (11.5%)
  Lincoln UK                                           293.3     438.2    (144.9)   (33.1%)
  Corporate & Other*                                  1875.5    1970.4     (94.8)    (4.8%)
                                                    --------  --------  --------  --------
       Total Revenue                                  6411.4    6851.5    (440.1)    (6.4%)
                                                    ========  ========  ========  ========

Operational Data by Segment: (Billions)

Annuities Segment
  Gross Deposits                                       6.409     5.239     1.170     22.3%
  Net Cash Flows                                       0.105    (2.874)    2.979
  Account Values (Gross)                              52.643    56.043    (3.400)    (6.1%)
  Account Values (Net of Reinsurance)                 51.129    54.821    (3.692)    (6.7%)

Life Insurance Segment
  First Year Premium- Retail                           0.569     0.562     0.007      1.2%
  First Year Premium- COLI                             0.047     0.087    (0.040)   (46.0%)
  First Year Premium- Total                            0.617     0.649    (0.032)    (4.9%)
  In-force                                           234.394   216.002    18.393      8.5%
  Account Values                                      11.377    10.847     0.530      4.9%

Investment Management Segment
  Retail Deposits                                      3.527     4.760    (1.233)   (25.9%)
  Retail Net Cash Flows                               (0.461)   (1.517)    1.056
  Institutional In-flows                               3.825     3.501     0.324      9.3%
  Institutional Net Cash Flows                        (0.228)   (5.694)    5.466
  Total Net Cash Flows                                (0.689)   (7.211)    6.522
  Assets Under Management- Retail and Inst'l          47.922    52.895    (4.972)    (9.4%)
  Assets Under Management - Insurance Assets          38.119    35.686     2.433      6.8%
  Assets Under Management - Total Segment             86.041    88.581    (2.539)    (2.9%)

Consolidated
Consolidated Domestic Retail Deposits                 10.843    11.491    (0.648)    (5.6%)
Consolidated Domestic Retail Account Balances         80.557    85.749    (5.191)    (6.1%)
Total Retail Net Cash Flows                            0.657    (1.828)    2.484   (135.9%)
Total Net Cash Flows                                   0.429    (7.522)    7.951   (105.7%)

Total Assets Under Management                        126.250   131.273    (5.023)    (3.8%)


  * Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."

 ** Income from operations and net income for 2001 include special charges of $24.5 million after-tax ($37.7 million pre-tax) or $0.13 per share related to the events  of
    September 11, 2001 (composed of a charge of $33.2 million after-tax ($51.1 million pre-tax)
    recorded in the 3rd quarter 2001 partially  offset by a reversal of $8.7 million after-tax
    ($13.4 million pre-tax) recorded in the 4th quarter as a result of updated information on previously recorded incurred but unreported claims).

*** The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001 and the adjustment recorded upon the adoption of EITF 99-20 in the 2nd qtr. 2001.




12/31/01                                                                           PAGE 2

                                       Financial Highlights
                        Unaudited [Amounts in Millions, except Per Share]

                                                       For the Quarter Ended December 31

                                                        2001       2000
                                                      Amount     Amount    Change   % Change
                                                    --------   --------  --------   --------
Consolidated Operational Data: (Millions)

Balance Sheet Assets - End of Period                 98001.5    99844.1    (1842.6)     (1.8%)

Shareholders' Equity
  Beg of Period (Securities at Market)                5368.6     4538.6      830.0
  End of Period (Securities at Market)                5263.7     4954.1      309.6
  End of Period (Securities at Cost)                  5046.5     4942.0      104.5
  Average Equity (Securities at Cost)                 5131.5     4915.7      215.8

Return on Equity
  Inc from Operations/Average Equity                   15.5%      15.0%       0.5%
  Net Income/Average Equity                            13.2%      12.1%       1.1%

Return on Capital
  Inc from Operations/Average Capital                  12.9%      12.4%       0.5%

Common Stock Outstanding
  Average for the Period - Diluted                     192.8      195.6       (2.8)     (1.4%)
  End of Period - Assuming Conv of Pref.               187.3      191.2       (3.9)     (2.0%)
  End of Period - Diluted                              191.2      195.2       (4.0)     (2.0%)

Book Value (Securities at Market)                     $28.10     $25.92       2.18       8.4%
Book Value (Securities at Cost)                       $26.94     $25.85       1.09       4.2%

Cash Returned to Shareholders
  Share Repurchase - dollar amount                     134.3       51.7       82.6
  Dividends Declared  to Shareholders                   59.9       58.5        1.4
                                                    --------   --------   --------   --------
    Total Cash Returned to Shareholders                194.2      110.2       84.0
                                                    ========   ========   ========   ========

  Share Repurchase - number of shares                  2.894      1.114      1.780

  Dividend Declared on Common Stock - per share       $0.320     $0.305     $0.015       4.9%


                                                       For the Year Ended December 31

                                                        2001       2000
                                                      Amount     Amount    Change  % Change
                                                    --------   --------  --------  --------
Consolidated Operational Data: (Millions)

Balance Sheet Assets - End of Period                 98001.5    99844.1    (1842.6)     (1.8%)

Shareholders' Equity
  Beg of Period (Securities at Market)                4954.1     4263.9      690.2
  End of Period (Securities at Market)                5263.7     4954.1      309.6
  End of Period (Securities at Cost)                  5046.5     4942.0      104.5
  Average Equity (Securities at Cost)                 5022.6     4831.9      190.7

Return on Equity
  Inc from Operations/Average Equity                   13.7%      14.9%      (1.2%)
  Net Income/Average Equity                            11.8%      12.9%      (1.1%)

Return on Capital
  Inc from Operations/Average Capital                  11.5%      12.1%      -0.6%

Common Stock Outstanding
  Average for the Period - Diluted                     193.3      194.9       (1.6)     (0.8%)
  End of Period - Assuming Conv of Pref.               187.3      191.2       (3.9)     (2.0%)
  End of Period - Diluted                              191.2      195.2       (4.0)     (2.0%)

Book Value (Securities at Market)                     $28.10     $25.92       2.18       8.4%
Book Value (Securities at Cost)                       $26.94     $25.85       1.09       4.2%

Cash Returned to Shareholders
  Share Repurchase - dollar amount                     503.7      210.0      293.7
  Dividends Declared  to Shareholders                  231.8      224.4        7.4
                                                    --------   --------   --------   --------
    Total Cash Returned to Shareholders                735.5      434.4      301.1
                                                    ========   ========   ========   ========

  Share Repurchase - number of shares                 11.278      6.223      5.055

  Dividend Declared on Common Stock - per share       $1.235     $1.175     $0.060       5.1%



                                                     For the Quarter Ended December 31          For the Year Ended December 31
        Comprehensive Income                               2001       2000                            2001       2000
                    (millions)                           Amount     Amount                          Amount     Amount
                                                       --------   --------                        --------   --------

Net Income                                                169.2      148.9                           590.2      621.4
Foreign Currency Translation                              (14.9)       2.1                           (30.0)      (8.1)
Net Unrealized Gains (Losses) on Securities               (52.2)     349.7                           183.7      477.7
Gains (Losses) on Derivatives                               1.2        0.0                             3.9        0.0
Cumulative Effect of Accounting Change                      0.0        0.0                            17.6        0.0
Minimum Pension Liability Adjustment                      (36.0)       0.0                           (36.0)       0.0
                                                       --------   --------                        --------   --------
   Comprehensive Income                                    67.3      500.7                           729.4    1,091.0
                                                       ========   ========                        ========   ========




12/31/01                                                                           PAGE 3

                                     Financial Highlights
                               Unaudited [Amounts in Millions]

                                                       For the Quarter Ended December 31

                                                      2001       2000
                                                    Amount     Amount     Change   % Change
                                                  --------   --------   --------   --------
Consolidated Condensed Statements of Income
Revenue:
  Insurance Premiums and Fees                        679.5      902.6     (223.1)    (24.7%)
  Investment Advisory Fees                            50.9       53.6       (2.7)     (5.1%)
  Net Investment Income                              646.6      672.1      (25.5)     (3.8%)
  Realized Gains (Losses) on Investments             (29.7)       0.0      (29.7)
  Gains (Losses) on Derivatives                       (8.9)       -         (8.9)
  Gains (Losses) on Sale of Subsidiaries              12.8        -         12.8
  Other                                              153.1      145.1        8.0       5.5%
                                                  --------   --------   --------   --------
    Total Revenue                                  1,504.4    1,773.5     (269.2)    (15.2%)
Benefits and Expenses:
  Benefits                                           744.9      920.7     (175.8)    (19.1%)
  Underwriting, Acquisition,
   Insurance and Other Expenses                      569.7      664.5      (94.7)    (14.3%)
                                                  --------   --------   --------   --------
    Total Benefits and Expenses                    1,314.7    1,585.2     (270.5)    (17.1%)
                                                  --------   --------   --------   --------
    Net Income
      before Federal Taxes                           189.7      188.3        1.4
Federal Income Taxes                                  20.5       39.4      (18.9)
                                                  --------   --------   --------   --------

Income before Accounting Changes                     169.2      148.9       20.4
Cumulative Effect of Accounting Changes                -          -          -
                                                  --------   --------   --------   --------
    Net Income                                       169.2      148.9       20.3      13.6%
                                                  ========   ========   ========   ========

Income before Tax and Cumulative Effect
   of Accounting Changes By Segment
  Annuities                                           53.3      106.6      (53.3)
  Life Insurance                                      79.9      101.5      (21.6)
  Investment Management                                5.5        9.9       (4.4)
  Lincoln UK                                           5.7      (30.8)      36.5
  Corporate and Other*                                45.3        1.1       44.2
                                                  --------   --------   --------
    Income before Tax and
      Cumulative Effect of Accounting Changes        189.7      188.3        1.4

Pre-Tax Realized Gains (Losses) by Segment**
  Annuities                                          (31.2)       4.2      (35.4)
  Life Insurance                                     (30.5)      (8.1)     (22.4)
  Investment Management                               (1.1)      (0.3)      (0.8)
  Lincoln UK                                           4.3        3.8        0.5
  Corporate and Other*                                20.0        0.4       19.6
                                                  --------   --------   --------
   Pre-Tax Realized Gains (Losses)
        on Investments and Derivatives               (38.5)       -        (38.5)

After-Tax Realized Gains (Losses) by Segment*
  Annuities                                          (20.6)       2.8      (23.4)
  Life Insurance                                     (19.8)      (5.2)     (14.6)
  Investment Management                               (0.7)      (0.2)      (0.5)
                                                  --------   --------   --------
  Lincoln UK                                           3.0        2.6        0.4
  Corporate and Other*                                13.5        1.2       12.3
                                                  --------   --------   --------
   After-Tax Realized Gains (Losses)
       on Investments and Derivatives                (24.6)       1.2      (25.8)



                                                       For the Year Ended December 31

                                                      2001       2000
                                                    Amount     Amount     Change   % Change
                                                  --------   --------   --------   --------
Consolidated Condensed Statements of Income
Revenue:
  Insurance Premiums and Fees                      3,248.0    3,474.6     (226.5)     (6.5%)
  Investment Advisory Fees                           197.2      213.1      (15.9)     (7.5%)
  Net Investment Income                            2,679.6    2,747.1      (67.5)     (2.5%)
  Realized Gains (Losses) on Investments            (105.2)     (28.3)     (76.9)
  Gains (Losses) on Derivatives                       (9.3)       -         (9.3)
  Gains (Losses) on Sale of Subsidiaries              12.8        -         12.8
  Other                                              388.2      445.1      (56.9)    (12.8%)
                                                  --------   --------   --------   --------
    Total Revenue                                  6,411.4    6,851.5     (440.1)     (6.4%)
Benefits and Expenses:
  Benefits                                         3,409.7    3,557.2     (147.4)     (4.1%)
  Underwriting, Acquisition,
   Insurance and Other Expenses                    2,237.6    2,458.1     (220.5)     (9.0%)
                                                  --------   --------   --------   --------
    Total Benefits and Expenses                    5,647.3    6,015.2     (367.9)     (6.1%)
                                                  --------   --------   --------   --------
    Net Income
      before Federal Taxes                           764.1      836.3      (72.2)     (8.6%)
Federal Income Taxes                                 158.3      214.9      (56.6)    (26.4%)
                                                  --------   --------   --------   --------

Income before Accounting Changes                     605.8      621.4      (15.6)
Cumulative Effect of Accounting Changes              (15.6)       -        (15.6)
                                                  --------   --------   --------   --------
    Net Income                                       590.2      621.4      (31.2)     (5.0%)
                                                  ========   ========   ========   ========

Income before Tax and Cumulative Effect
   of Accounting Changes By Segment
  Annuities                                          312.8      438.0     (125.2)
  Life Insurance                                     369.8      392.7      (22.9)
  Investment Management                               19.1       58.2      (39.1)
  Lincoln UK                                          61.6      (23.8)      85.4
  Corporate and Other*                                 0.8      (28.8)      29.6
                                                  --------   --------   --------
    Income before Tax and
      Cumulative Effect of Accounting Changes        764.1      836.3      (72.2)

Pre-Tax Realized Gains (Losses) by Segment**
  Annuities                                          (64.8)      (5.2)     (59.6)
  Life Insurance                                     (56.9)     (17.4)     (39.5)
  Investment Management                               (3.7)      (3.9)       0.2
  Lincoln UK                                          12.4        3.2        9.2
  Corporate and Other*                                (1.5)      (5.0)       3.5
                                                  --------   --------   --------
   Pre-Tax Realized Gains (Losses)
        on Investments and Derivatives              (114.5)     (28.3)     (86.2)

After-Tax Realized Gains (Losses) by Segment*
  Annuities                                          (42.5)      (3.4)     (39.1)
  Life Insurance                                     (37.0)     (10.7)     (26.3)
  Investment Management                               (2.4)      (2.5)       0.1
  Lincoln UK                                           8.7        2.3        6.4
  Corporate and Other*                                (0.4)      (3.2)       2.8
                                                  --------   --------   --------
   After-Tax Realized Gains (Losses)
       on Investments and Derivatives                (73.6)     (17.5)     (56.1)



*  Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."

** Includes both realized gains (losses) on investments and gains (losses) on derivatives.





12/31/01                                                                                                      PAGE 4

                                                  Financial Highlights
                   Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                                   As of
                                                       December         December
                                                       2001             2000
                                                       Amount           Amount            Change            % Change
                                                       ---------        ----------        ----------        ----------
Consolidated Condensed Balance Sheets
Assets:
Investments:
  Securities Available for Sale:
    Fixed Maturities                                    28,345.7          27,449.8             895.9              3.3%
    Equities                                               470.5             549.7             (79.3)           (14.4%)
  Mortgage Loans on Real Estate                          4,535.5           4,663.0            (127.4)            (2.7%)
  Real Estate                                              267.9             282.0             (14.1)            (5.0%)
  Policy Loans                                           1,939.7           1,960.9             (21.2)            (1.1%)
  Other Long-Term Investments                              553.8             463.3              90.6             19.5%
                                                       ---------        ----------        ----------        ----------
    Total Investments                                   36,113.1          35,368.6             744.4              2.1%

Other Assets:
  Assets Held in Separate Accounts                      44,833.4          50,579.9          (5,746.5)           (11.4%)
  Other Assets                                          17,055.0          13,895.5           3,159.5             22.7%
                                                       ---------        ----------        ----------        ----------
    Total Assets                                        98,001.5          99,844.1          (1,842.5)            (1.8%)
                                                       =========        ==========        ==========        ==========

Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities         40,857.2          40,105.2             752.0              1.9%
  Liabilities Related to Separate Accounts              44,833.4          50,579.9          (5,746.5)           (11.4%)
  Other Liabilities                                      7,047.2           4,204.9           2,842.3             67.6%
                                                       ---------        ----------        ----------        ----------
    Total Liabilities                                   92,737.8          94,890.0          (2,152.2)            (2.3%)
Shareholders' Equity:
  Net Unrealized Gains(Losses) on Securities
     and Derivatives                                       217.2              12.0             205.2           1702.8%
  Other Shareholders' Equity                             5,046.5           4,942.0             104.5              2.1%
                                                       ---------        ----------        ----------        ----------
    Total Shareholders' Equity                           5,263.7           4,954.1             309.6              6.2%
                                                       ---------        ----------        ----------        ----------
    Total Liabilities and Shareholders' Equity          98,042.4          99,844.1          (1,801.6)            (1.8%)
                                                       =========        ==========        ==========        ==========

                                                                                  As of December 31
($ billions)                                                2001              2000
                                                          Amount            Amount            Change          % Change
                                                       ---------        ----------        ----------        ----------
Domestic Retail Account Balances:
Annuities Segment - Fixed Annuities                       16.491            15.394             1.097              7.1%
Annuities Segment - Variable Annuities                    34.638            39.427            (4.789)           (12.1%)
Annuities Segment - Life Insurance                         0.149             0.160            (0.011)            (6.9%)
Life Insurance Segment - Life Insurance                   11.377            10.847             0.530              4.9%
Investment Management - Annuities                         11.772            13.494            (1.722)           (12.8%)
Investment Management - Mutual Funds                      11.065            12.805            (1.740)           (13.6%)
Investment Management - Wrap Fee & Other                   1.782             1.375             0.407             29.6%
Consolidating Adjustments                                 (6.717)           (7.753)
                                                       ---------        ----------        ----------        ----------
   Total Domestic Account Balance                         80.557            85.749            (5.191)            (6.1%)
                                                       =========        ==========        ==========        ==========

Assets Managed by Advisor:
Investment Management Segment                             86.041            88.581            (2.540)            (2.9%)
Lincoln UK                                                 6.847             7.873            (1.026)           (13.0%)
Policy Loans (within business units)                       1.940             1.961            (0.021)            (1.1%)
Non-LNC Affiliates                                        31.422            32.858            (1.436)            (4.4%)
                                                       ---------        ----------        ----------        ----------
   Total Assets Managed                                  126.250           131.273            (5.023)            (3.8%)
                                                       =========        ==========        ==========        ==========






12/31/01                                                                                            PAGE 5

                                              Eleven-Year Summary
                             Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31                      2001      2000      1999      1998      1997      1996
                                                  ------    ------    ------    ------    ------    ------
Revenue
  Annuities                                       1968.3    2133.7    2115.8    2068.1    2023.0    1805.0
  Life Insurance                                  1840.6    1819.0    1760.4    1378.5     544.8     549.2
  Investment Management                            433.7     490.3     495.5     491.9     459.1     410.5
  Lincoln UK                                       293.3     438.2     446.6     439.7     427.3     393.2
  Employee Life - Health Benefits
  Corporate & Other*                              1875.5    1970.4    1985.4    1708.9    1444.3    1575.6
                                                  ------    ------    ------    ------    ------    ------
       Total Revenue                              6411.4    6851.5    6803.7    6087.1    4898.5    4733.6
                                                  ======    ======    ======    ======    ======    ======

Income from Operations**
  Annuities                                        320.3     362.0     299.4     262.4     223.0     174.6
  Life Insurance                                   279.0     259.9     212.0     149.2      39.9      41.2
  Investment Management                             14.6      44.1      61.0      43.9      18.1      18.6
  Lincoln UK                                        60.2      61.0     (13.9)     70.9    (108.3)     66.0
  Employee Life - Health Benefits
  Corporate & Other*                                14.8      (8.0)    (83.1)      4.0    (223.3)     (1.7)
                                                  ------    ------    ------    ------    ------    ------
       Total Income from Cont Oper                 689.0     719.1     475.5     530.4     (50.6)    298.8
  Discontinued Operations                                                                  110.1     135.3
                                                  ------    ------    ------    ------    ------    ------
       Income from Operations                      689.0     719.1     475.5     530.4      59.4     434.1
                                                  ======    ======    ======    ======    ======    ======

Net Income
  Annuities                                        269.2     358.6     291.5     273.8     263.3     204.3
  Life Insurance                                   233.1     249.3     211.5     127.5      39.1      51.8
  Investment Management                             11.8      37.0      51.6      44.4      25.1      25.0
  Lincoln UK                                        68.9     (13.2)    (18.2)     71.7    (106.8)     66.0
  Employee Life - Health Benefits
  Corporate & Other*                                 7.2     (10.2)    (76.1)     (7.6)   (198.4)      9.3
                                                  ------    ------    ------    ------    ------    ------
       Total Net Inc from Cont Oper                590.2     621.4     460.4     509.8      22.2     356.4
  Discontinued Operations                                                                  911.8     157.2
                                                  ------    ------    ------    ------    ------    ------
       Total Net Income                            590.2     621.4     460.4     509.8     934.0     513.6
                                                  ======    ======    ======    ======    ======    ======

OTHER DATA

 Assets                                          98001.5   99844.1  103095.7   93836.3   77174.7   71713.4

Shareholders' Equity:
 Securities and Derivatives at Market             5263.7    4954.1    4263.9    5387.9    4982.9    4470.0
 Securities and Derivatives at Cost               5046.5    4942.0    4729.6    4835.6    4546.9    4057.1
 Average Equity (Sec & Deriv at Cost)             5022.6    4831.9    4818.7    4685.6    4214.1    3866.0

Common Shares Outstanding:  (millions)
 End of Period - Diluted                           191.2     195.2     197.0     203.4     204.7     209.5
 Average for the Period - Diluted                  193.3     194.9     200.4     203.3     208.0     210.7

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations          $3.56     $3.69     $2.37     $2.61    ($0.24)    $1.42
 Income from Operations **                         $3.56     $3.69     $2.37     $2.61     $0.29     $2.06
 Net Income from Continuing Operations             $3.05     $3.19     $2.30     $2.51     $0.11     $1.69
 Net Income                                        $3.05     $3.19     $2.30     $2.51     $4.49     $2.44

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)     $28.10    $25.92    $21.76    $26.59    $24.63    $21.50
 Shareholders' Equity (Sec & Deriv at Cost)       $26.94    $25.85    $24.14    $23.86    $22.48    $19.51
 Dividends Declared (Common Stock)                $1.235    $1.175    $1.115    $1.055    $0.995    $0.935

Return on Equity (see page 30)
  Net Income/Average Equity                        11.8%     12.9%      9.6%     10.9%     22.2%     13.3%
  Inc from Operations/Average Equity               13.7%     14.9%      9.9%     11.3%      1.4%     11.2%

 Market Value of Common Stock
  High for the Year                              $52.750   $56.375   $57.500   $49.438   $39.063   $28.500
  Low for the Year                               $38.000   $22.625   $36.000   $33.500   $24.500   $20.375
  Close for the Year                             $48.570   $47.313   $40.000   $40.907   $39.063   $26.250


                                              Eleven-Year Summary
                             Unaudited [Millions of Dollars except Per Share Data]

                                                                                                     Ten-year
                                                                                                     compound
For the Year Ended December 31                      1995      1994      1993      1992      1991   annual growth
                                                  ------    ------    ------    ------    ------   -------------
Revenue
  Annuities                                       1877.1    1506.2    1603.8    1336.2    1216.7      4.9%
  Life Insurance                                   514.9     466.2     477.5     444.4     417.3     16.0%
  Investment Management                            290.5
  Lincoln UK                                       351.5     216.0     174.9     180.6     169.6      5.6%
  Employee Life - Health Benefits                            314.9    1297.3    1241.6    2646.3
  Corporate & Other*                              1552.5    1429.2    1383.6    1539.3    1074.7
                                                  ------    ------    ------    ------    ------    ------
       Total Revenue                              4586.5    3932.5    4937.1    4742.1    5524.6      1.5%
                                                  ======    ======    ======    ======    ======    ======

Income from Operations**
  Annuities                                        175.2     142.4     127.1      89.4      58.3     18.6%
  Life Insurance                                    35.4      34.2      37.8      46.8      31.5     24.4%
  Investment Management                             20.6
  Lincoln UK                                        45.9      17.2      11.9       9.2      14.3     26.0%
  Employee Life - Health Benefits                    0.0      14.1      54.3      40.8      43.5
  Corporate & Other*                              (136.2)     10.7     (33.5)    (34.3)    (39.3)
                                                  ------    ------    ------    ------    ------    ------
       Total Income from Cont Oper                 140.8     218.6     197.6     151.9     108.3     21.7%
  Discontinued Operations                          165.6     171.1     145.9      88.7      69.4
                                                  ------    ------    ------    ------    ------    ------
       Income from Operations                      306.5     389.7     343.5     240.6     177.7     14.5%
                                                  ======    ======    ======    ======    ======    ======

Net Income
  Annuities                                        248.8     142.4     127.1      89.4      58.3     16.5%
  Life Insurance                                    40.6      34.2      37.8      46.8      31.5     22.2%
  Investment Management                             27.4
  Lincoln UK                                        45.7      18.5      12.6       9.2      14.3
  Employee Life - Health Benefits                    0.0      14.4      55.3      40.8      43.5
  Corporate & Other*                               (61.1)    (44.0)   (156.4)     84.3     (15.1)
                                                  ------    ------    ------    ------    ------    ------
       Total Net Inc from Cont Oper                301.4     165.5      76.4     270.5     132.5     16.1%
  Discontinued Operations                          180.8     184.4     242.5      88.7      69.4
                                                  ------    ------    ------    ------    ------    ------
       Total Net Income                            482.2     349.9     318.9     359.2     201.9     11.3%
                                                  ======    ======    ======    ======    ======    ======

OTHER DATA

 Assets                                          63257.7   48864.8   47825.1   39042.2   33660.3     11.3%

Shareholders' Equity:
 Securities and Derivatives at Market             4378.1    3042.1    4072.3    2826.8    2655.8      7.1%
 Securities and Derivatives at Cost               3679.9    3353.1    3157.6    2664.1    2445.8      7.5%
 Average Equity (Sec & Deriv at Cost)             3550.5    3288.6    3009.0    2575.0    2335.3      8.0%

Common Shares Outstanding:  (millions)
 End of Period - Diluted                           210.3     208.3     208.3     187.7     185.4
 Average for the Period - Diluted                  209.5     208.7     206.1     186.8     189.2

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations          $0.67     $1.05     $0.96     $0.81     $0.57     20.1%
 Income from Operations **                         $1.46     $1.87     $1.67     $1.29     $0.94     14.3%
 Net Income from Continuing Operations             $1.44     $0.79     $0.37     $1.45     $0.70     15.9%
 Net Income                                        $2.30     $1.68     $1.55     $1.92     $1.07     11.1%

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)     $20.95    $14.67    $19.69    $15.13    $14.35      7.0%
 Shareholders' Equity (Sec & Deriv at Cost)       $17.61    $16.17    $15.27    $14.26    $13.21      7.4%
 Dividends Declared (Common Stock)                $0.875    $0.830    $0.775    $0.738    $0.693      5.9%

Return on Equity (see page 30)
  Net Income/Average Equity                        13.6%     10.6%     10.6%     13.9%      8.6%
  Inc from Operations/Average Equity                8.6%     11.8%     11.4%      9.3%      7.6%

 Market Value of Common Stock
  High for the Year                              $26.875   $22.188   $24.125   $19.032   $13.813
  Low for the Year                               $17.313   $17.313   $17.344   $12.625    $9.500
  Close for the Year                             $26.875   $17.500   $21.750   $18.500   $13.688     13.5%

*  Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into
   "Other Operations."

** "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."




12/31/01                                                                                           PAGE 6
                                            Quarterly Summary
                          Unaudited [Millions of Dollars except Per Share Data]

                                                    Mar       Jun       Sep       Dec       Mar       Jun
For the Quarter Ended                              1999      1999      1999      1999      2000      2000
                                                 ------    ------    ------    ------    ------    ------
Revenue
  Annuities                                       524.4     533.0     520.5     538.0     548.7     530.5
  Life Insurance                                  424.0     426.3     437.1     473.1     441.7     444.2
  Investment Management                           126.8     123.2     118.8     126.6     125.8     120.7
  Lincoln UK                                      119.1     113.1     110.5     103.8     112.8     108.2
  Corporate & Other*                              481.0     482.8     455.2     566.4     440.2     489.0
                                                 ------    ------    ------    ------    ------    ------
       Total Revenue                             1675.4    1678.3    1642.1    1807.9    1669.2    1692.7
                                                 ======    ======    ======    ======    ======    ======

Income from Operations**
  Annuities                                        74.4      75.9      75.4      73.7      88.5      84.1
  Life Insurance                                   48.1      54.4      52.6      57.0      60.4      62.4
  Investment Management                            15.4      14.3      14.7      16.5      12.4      13.1
  Lincoln UK                                       18.1      19.0      16.2     (67.1)     15.7      19.3
  Corporate & Other*                               (0.3)    (11.9)    (27.5)    (43.5)     (6.5)     (5.9)
                                                 ------    ------    ------    ------    ------    ------
       Income from Operations                     155.7     151.8     131.4      36.6     170.6     173.0
                                                 ======    ======    ======    ======    ======    ======

Net Income
  Annuities                                        76.8      76.4      68.4      69.9      91.2      84.4
  Life Insurance                                   46.3      51.5      54.0      59.7      58.1      58.4
  Investment Management                             3.4      14.0      14.4      19.8      12.3       8.4
  Lincoln UK                                       18.0      20.0      16.4     (72.6)     15.5      19.1
  Corporate & Other*                                0.6     (13.6)    (20.9)    (42.2)     (6.8)     (6.8)
                                                 ------    ------    ------    ------    ------    ------
       Total Net Income                           145.1     148.4     132.3      34.6     170.2     163.6
                                                 ======    ======    ======    ======    ======    ======

OTHER DATA

Assets                                          95350.3   98261.4   96500.7  103095.7  106340.0  103847.6

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)          5387.9    5107.4    4817.4    4662.2    4263.9    4340.4
  End of Period (Sec & Deriv at Market)          5107.4    4817.4    4662.2    4263.9    4340.4    4223.7
  End of Period (Sec & Deriv at Cost)            4852.8    4818.5    4766.0    4729.6    4751.6    4780.3
  Average Equity (Sec & Deriv at Cost            4872.5    4834.2    4793.9    4774.2    4791.5    4753.0

Common Shares Outstanding
  Average for the Period - Diluted                203.6     201.9     199.0     197.1     195.8     194.0
  End of Period - Diluted                         203.2     200.9     196.9     197.0     195.1     193.7

Per Share Data (Diluted)
 Income from Operations **                        $0.76     $0.75     $0.66     $0.19     $0.87     $0.89
 Net Income                                       $0.71     $0.73     $0.66     $0.18     $0.87     $0.84

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)    $25.30    $24.18    $23.76    $21.76    $22.45    $22.10
 Shareholders' Equity (Sec & Deriv at Cost)      $24.04    $24.18    $24.28    $24.14    $24.58    $25.01
 Dividends Declared (Com Stk)                    $0.275    $0.275    $0.275    $0.290    $0.290    $0.290

Return on Equity (see page 30)
  Net Income/Average Equity                       11.9%     12.3%     11.0%      2.9%     14.2%     13.8%
  Inc from Operations/Average Equity              12.8%     12.6%     11.0%      3.1%     14.2%     14.6%

 Market Value of Common Stock
 Highest Price                                  $50.250   $53.438   $57.500   $48.313   $41.375   $40.063
 Lowest Price                                   $39.281   $45.688   $36.000   $36.500   $22.625   $29.000
 Closing Price                                  $49.438   $52.313   $37.563   $40.000   $33.500   $36.125



                                       Quarterly Summary (continued)
                          Unaudited [Millions of Dollars except Per Share Data]

                                                    Sep       Dec       Mar       Jun       Sep       Dec
For the Quarter Ended                              2000      2000      2001      2001      2001      2001
                                                 ------    ------    ------    ------    ------    ------
Revenue
  Annuities                                       532.1     522.3     510.4     512.1     478.2     467.5
  Life Insurance                                  453.2     479.9     459.6     455.7     460.6     464.7
  Investment Management                           123.8     120.0     112.3     110.3     104.7     106.5
  Lincoln UK                                      112.8     104.3      84.9      68.9      76.3      63.2
  Corporate & Other*                              494.1     547.0     531.6     452.0     489.5     402.5
                                                 ------    ------    ------    ------    ------    ------
       Total Revenue                             1716.1    1773.5    1698.8    1599.0    1609.3    1504.4
                                                 ======    ======    ======    ======    ======    ======

Income from Operations**
  Annuities                                       102.9      86.4      82.3      90.8      72.4      74.8
  Life Insurance                                   66.5      70.6      68.6      67.1      70.1      73.2
  Investment Management                             9.9       8.7       2.4       3.7       3.5       5.1
  Lincoln UK                                       10.6      15.5      14.4      16.2      10.1      19.5
  Corporate & Other*                                0.9       3.5      10.9      (9.7)    (12.9)     26.5
                                                 ------    ------    ------    ------    ------    ------
       Income from Operations                     190.7     184.7     178.6     168.1     143.2     199.1
                                                 ======    ======    ======    ======    ======    ======

Net Income
  Annuities                                        93.8      89.2      76.6      79.9      58.6      54.2
  Life Insurance                                   67.4      65.4      62.9      53.5      64.7      51.9
  Investment Management                             9.7       6.6       2.0       2.9       2.9       4.0
  Lincoln UK                                      (29.9)    (17.9)     14.8      17.6      14.0      22.5
  Corporate & Other*                               (2.3)      5.7       4.0     (12.2)    (21.2)     36.7
                                                 ------    ------    ------    ------    ------    ------
       Total Net Income                           138.6     148.9     160.2     141.7     119.1     169.2
                                                 ======    ======    ======    ======    ======    ======

OTHER DATA

Assets                                         103243.1   99844.1   94122.4   96431.2   90206.0   98001.5

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)          4223.7    4538.6    4954.1    5096.4    5055.9    5368.6
  End of Period (Sec & Deriv at Market)          4538.6    4954.1    5096.4    5055.9    5368.6    5263.7
  End of Period (Sec & Deriv at Cost)            4876.3    4942.0    4882.7    4952.8    5100.4    5046.5
  Average Equity (Sec & Deriv at Cost            4867.2    4915.7    4953.7    4920.2    5085.0    5131.5

Common Shares Outstanding
  Average for the Period - Diluted                195.6     195.6     193.7     192.0     194.8     192.8
  End of Period - Diluted                         196.2     195.2     191.3     192.9     193.3     191.2

Per Share Data (Diluted)
 Income from Operations **                        $0.98     $0.94     $0.92     $0.88     $0.74     $1.03
 Net Income                                       $0.71     $0.76     $0.83     $0.74     $0.61     $0.88

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)    $23.67    $25.92    $27.09    $26.87    $28.29    $28.10
 Shareholders' Equity (Sec & Deriv at Cost)      $25.43    $25.85    $25.96    $26.32    $26.87    $26.94
 Dividends Declared (Com Stk)                    $0.290    $0.305    $0.305    $0.305    $0.305    $0.320

Return on Equity (see page 30)
  Net Income/Average Equity                       11.4%     12.1%     12.9%     11.5%      9.4%     13.2%
  Inc from Operations/Average Equity              15.7%     15.0%     14.4%     13.7%     11.3%     15.5%

 Market Value of Common Stock
 Highest Price                                  $56.375   $50.938   $48.250   $52.300   $52.750   $49.450
 Lowest Price                                   $35.625   $40.875   $38.000   $41.280   $41.000   $40.000
 Closing Price                                  $48.125   $47.313   $42.470   $51.750   $46.630   $48.570


 * Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into
   "Other Operations."
** "Income from Operations" is defined as "net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."




12/31/01                                                                                           PAGE 7

                     Reconciliation of Business Segments to Consolidated Income Statement
                                      Unaudited [Millions of Dollars]

For the Quarter Ended December 31                                  Annuities            Life Insurance

                                                            Dec           Dec           Dec           Dec
                                                           2001          2000          2001          2000
                                                       --------      --------      --------      --------
Operating Revenue
  Life and annuity premiums                                12.7          16.2          64.3          67.1
  Surrender charges                                         7.2           9.1          19.9          19.9
  Mortality assessments                                                               125.5         122.1
  Expense assessments                                     126.2         154.2          52.8          55.5
  Health premiums                                                                       0.1           0.0
  Investment advisory fees
  Other revenue and fees                                   10.0           3.5           6.0           3.7
  Net investment income                                   342.6         335.0         226.6         219.7
  Earnings in Unconsolidated Affiliates
                                                       --------      --------      --------      --------
      Operating Revenue                                   498.7         518.1         495.2         488.0
                                                       --------      --------      --------      --------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       55.3          59.0         112.9         121.0
    Div accum & div to policyholders                                                   25.4          25.3
    Interest credited to policy bal.                      227.5         213.2         146.9         136.5
    Health policy benefits                                                             (0.0)          0.0
  Underwriting, acquisition,
    insurance and other expenses                          131.1         143.2          91.4          89.6
  Goodwill amortization                                     0.3           0.3           5.9           5.9
  Interest                                                                              0.0
                                                       --------      --------      --------      --------
   Operating Benefits and Expenses                        414.2         415.7         382.5         378.4
                                                       --------      --------      --------      --------

         Income from Operations Before Tax                 84.5         102.3         112.7         109.6

  Federal income taxes                                      9.7          15.9          39.5          39.0

                                                       --------      --------      --------      --------
         Income from Operations                            74.8          86.4          73.2          70.6
                                                       --------      --------      --------      --------

  Restructuring charges                                                                (1.5)
  Realized gains (losses) on investments                  (20.7)          2.8         (21.3)         (5.2)
  Gains (losses) on derivatives                             0.1                         1.5
  Gain on sale of subsidiaries
                                                       --------      --------      --------      --------
Income before Accounting Changes                           54.2          89.2          51.9          65.4
  Cumulative effect of accounting changes                   0.0                        (0.0)
      Net Income                                           54.2          89.2          51.9          65.4
                                                       ========      ========      ========      ========
Inc. from Oper.-before Goodwill Amort.                     75.1          86.7          79.1          76.5
                                                       --------      --------      --------      --------


                                                              Investment
For the Quarter Ended December 31                             Management                 Lincoln UK

                                                            Dec           Dec           Dec           Dec
                                                           2001          2000          2001          2000
                                                       --------      --------      --------      --------
Operating Revenue
  Life and annuity premiums                                                            11.4          39.7
  Surrender charges
  Mortality assessments                                                                 7.1           7.5
  Expense assessments                                                                  24.1          34.6
  Health premiums                                                                       0.5           0.8
  Investment advisory fees                                 71.4          79.9
  Other revenue and fees                                   23.4          26.6           0.6           1.3
  Net investment income                                    12.8          13.8          15.2          16.7
  Earnings in Unconsolidated Affiliates
                                                       --------      --------      --------      --------
      Operating Revenue                                   107.6         120.2          58.9         100.6
                                                       --------      --------      --------      --------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                                   16.7          50.7
    Div accum & div to policyholders
    Interest credited to policy bal.
    Health policy benefits                                                              4.1           3.5
  Underwriting, acquisition,
    insurance and other expenses                           96.4         103.0          36.5          34.9
  Goodwill amortization                                     4.1           4.1           0.2           0.2
  Interest                                                               (0.0)
                                                       --------      --------      --------      --------
   Operating Benefits and Expenses                        100.4         107.1          57.5          89.3
                                                       --------      --------      --------      --------

         Income from Operations Before Tax                  7.1          13.1           1.4          11.3

  Federal income taxes                                      2.1           4.4         (18.1)         (4.2)

                                                       --------      --------      --------      --------
         Income from Operations                             5.1           8.7          19.5          15.5
                                                       --------      --------      --------      --------

  Restructuring charges                                    (0.4)         (1.9)                      (36.1)
  Realized gains (losses) on investments                   (0.7)         (0.2)          3.0           2.6
  Gains (losses) on derivatives
  Gain on sale of subsidiaries
                                                       --------      --------      --------      --------
Income before Accounting Changes                            4.0           6.6          22.5         (17.9)
  Cumulative effect of accounting changes
      Net Income                                            4.0           6.6          22.5         (17.9)
                                                       ========      ========      ========      ========
Inc. from Oper.-before Goodwill Amort.                     9.1           12.7          19.7          15.7
                                                       --------      --------      --------      --------


                                                           Corporate and                 Consolidating
                                                           Other Operations*             Adjustments

                                                            Dec           Dec           Dec           Dec
                                                           2001          2000          2001          2000
                                                       --------      --------      --------      --------
Operating Revenue
  Life and annuity premiums                               182.3         273.2
  Surrender charges                                         0.1           0.8           0.5           0.5
  Mortality assessments                                     0.0           0.0
  Expense assessments                                      (0.0)          0.0           9.3          12.8
  Health premiums                                          35.5          88.6
  Investment advisory fees                                                            (20.5)        (26.3)
  Other revenue and fees                                  117.7         161.5          (8.9)        (51.9)
  Net investment income                                    71.2          99.3         (21.9)        (12.3)
  Earnings in Unconsolidated Affiliates                     4.3           0.6
                                                       --------      --------      --------      --------
      Operating Revenue                                   411.1         623.9         (41.4)        (77.2)
                                                       --------      --------      --------      --------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                      117.9         199.2
    Div accum & div to policyholders                        1.2           2.1
    Interest credited to policy bal.                        7.0          11.9           9.2           9.9
    Health policy benefits                                 20.9          88.3
  Underwriting, acquisition,
    insurance and other expenses                          181.9         271.2         (34.3)        (69.1)
  Goodwill amortization                                     0.3           0.4          (0.0)
  Interest                                                 46.8          56.7         (21.9)        (23.3)
                                                       --------      --------      --------      --------
    Operating Benefits and Expenses                       376.0         629.9         (46.9)        (82.5)
                                                       --------      --------      --------      --------

         Income from Operations Before Tax                 35.2          (6.0)          5.6           5.2

  Federal income taxes                                     12.9          (8.0)          1.4           3.7

                                                        --------      --------      --------      --------
        Income from Operations                             22.3           2.0           4.2           1.5

  Restructuring charges                                   (18.3)          1.0
  Realized gains (losses) on investments                   25.1           0.6          (5.4)          0.6
  Gains (losses) on derivatives                            (6.3)
  Gain on sale of subsidiaries                             15.0
                                                        --------      --------      --------      --------
Income before Accounting Changes                           37.8           3.6          (1.2)          2.1
  Cumulative effect of accounting changes                  (0.0)
                                                       --------      --------      --------      --------
      Net Income                                           37.8           3.6          (1.2)          2.1
                                                       ========      ========      ========      ========

Inc. from Oper.-before Goodwill Amort.                     22.6           2.4           4.2           1.5
                                                       --------      --------      --------      --------


                                                           Consolidated

                                                            Dec           Dec
                                                           2001          2000
                                                       --------      --------
Operating Revenue
  Life and annuity premiums                               270.7         396.1
  Surrender charges                                        27.7          30.3
  Mortality assessments                                   132.6         129.6
  Expense assessments                                     212.4         257.1
  Health premiums                                          36.1          89.4
  Investment advisory fees                                 50.9          53.6
  Other revenue and fees                                  148.8         144.6
  Net investment income                                   646.6         672.1
  Earnings in Unconsolidated Affiliates                     4.3           0.6
                                                       --------      --------
      Operating Revenue                                  1530.1        1773.5
                                                       --------      --------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                      302.8         430.0
    Div accum & div to policyholders                       26.6          27.4
    Interest credited to policy bal.                      390.6         371.5
    Health policy benefits                                 25.0          91.8
  Underwriting, acquisition,
    insurance and other expenses                          503.0         572.9
  Goodwill amortization                                    10.7          10.9
  Interest                                                 25.0          33.4
                                                       --------      --------
    Operating Benefits and Expenses                      1283.7        1537.9
                                                       --------      --------

         Income from Operations Before Tax                246.5         235.6

  Federal income taxes                                     47.4          50.9
                                                       --------      --------
         Income from Operations                           199.1         184.7

  Restructuring charges                                   (20.2)        (37.0)
  Realized gains (losses) on investments                  (20.0)          1.2
  Gains (losses) on derivatives                            (4.6)
  Gain on sale of subsidiaries                             15.0
                                                       --------      --------
Income before Accounting Changes                          169.2         148.9
  Cumulative effect of accounting changes                  (0.0)
                                                       --------      --------
      Net Income                                          169.2         148.9
                                                       ========      ========

Inc. from Oper.-before Goodwill Amort.                    209.8         195.6

*  Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."





12/31/01                                                                                                      PAGE 7A

                       Reconciliation of Business Segments to Consolidated Income Statement
                                        Unaudited [Millions of Dollars]

                                                                                        Investment
For the Year Ended December 31                       Annuities     Life Insurance       Management        Lincoln UK
                                               ----------------- -----------------  ---------------  ----------------


                                                   Dec      Dec      Dec      Dec      Dec      Dec      Dec      Dec
                                                  2001     2000     2001     2000     2001     2000     2001     2000
                                               -------  -------  -------  -------  -------  -------  -------  -------
Operating Revenue
  Life and annuity premiums                       77.5     64.3    212.3    227.2                       43.6    143.3
  Surrender charges                               31.2     41.8     66.1     66.4
  Mortality assessments                                            499.4    465.2                       33.9     31.4
  Expense assessments                            537.7    628.4    191.4    191.8                      134.8    178.1
  Health premiums                                                    0.1      0.1                        2.5      5.1
  Investment advisory fees                                                           284.6    320.5
  Other revenue and fees                          16.7     11.0     17.9     14.2     99.2    115.9      1.3      6.9
  Net investment income                         1370.0   1393.5    910.2    871.5     53.6     57.7     64.8     70.3
  Earnings in Unconsolidated Affiliates
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Operating Revenue                         2033.1   2138.9   1897.5   1836.4    437.4    494.2    280.9    435.0
                                               -------  -------  -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits             263.9    254.7    418.6    411.5                       70.8    164.1
    Div accum & div to policyholders                                78.5     80.8
    Interest credited to policy bal.             863.8    866.1    569.9    525.4
    Health policy benefits                                          (0.0)     0.1                       12.5     14.4
  Underwriting, acquisition,
    insurance and other expenses                 524.5    575.5    374.7    384.8    397.8    408.7    147.6    180.0
  Goodwill amortization                            1.2     (0.6)    23.7     23.7     16.2     16.2      0.6      4.0
  Interest                                                           0.0                        0.0
                                               -------  -------  -------  -------  -------  -------  -------  -------
    Operating Benefits and Expenses             1653.5   1695.7   1465.4   1426.3    414.1    425.0    231.7    362.6
                                               -------  -------  -------  -------  -------  -------  -------  -------

         Income from Operations Before Tax       379.6    443.2    432.1    410.1     23.4     69.2     49.2     72.4

  Federal income taxes                            59.3     81.2    153.0    150.1      8.7     25.1    (11.1)    11.3
                                               -------  -------  -------  -------  -------  -------  -------  -------
         Income from Operations                  320.3    362.0    279.0    259.9     14.6     44.1     60.2     61.0
                                               -------  -------  -------  -------  -------  -------  -------  -------

  Restructuring charges                           (1.3)             (3.5)             (0.4)    (4.6)            (76.5)
  Realized gains (losses) on investments         (42.3)    (3.4)   (38.5)   (10.7)    (2.4)    (2.5)     8.7      2.3
  Gains (losses) on derivatives                   (0.2)              1.6
  Gain on sale of subsidiaries
                                               -------  -------  -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 276.5    358.6    238.6    249.3     11.9     37.0     68.9    (13.2)
  Cumulative effect of accounting changes         (7.3)             (5.5)             (0.1)
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Net Income                                 269.2    358.6    233.1    249.3     11.8     37.0     68.9    (13.2)
                                               =======  =======  =======  =======  =======  =======  =======  =======

Inc. from Oper.-before Goodwill Amort.           321.5    361.4    302.7    283.6     30.9     60.3     60.9     65.1
                                               -------  -------  -------  -------  -------  -------  -------  -------


                                                   Corporate       Consolidating
                                               Other Operations*    Adjustments                        Consolidated
                                               ----------------- -----------------                   ----------------


                                                   Dec      Dec      Dec      Dec                        Dec      Dec
                                                  2001     2000     2001     2000                       2001     2000
                                               -------  -------  -------  -------                    -------  -------
Operating Revenue
  Life and annuity premiums                     1030.1    968.5                                       1363.4   1403.3
  Surrender charges                                1.9      3.7      2.2      2.8                      101.5    114.7
  Mortality assessments                            0.1      0.0                                        533.3    496.5
  Expense assessments                             (0.0)     0.0     45.3     52.0                      909.2   1050.2
  Health premiums                                337.9    404.6                                        340.6    409.8
  Investment advisory fees                                         (87.5)  (107.4)                     197.2    213.1
  Other revenue and fees                         378.8    475.0   (131.4)  (177.6)                     382.5    445.4
  Net investment income                          375.9    411.0    (94.8)   (56.8)                    2679.6   2747.1
  Earnings in Unconsolidated Affiliates            5.7     (0.4)                                         5.7     (0.4)
                                               -------  -------  -------  -------                    -------  -------
      Operating Revenue                         2130.3   2262.5   (266.1)  (287.1)                    6513.0   6879.8
                                               -------  -------  -------  -------                    -------  -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits             764.6    716.1                                       1517.9   1546.4
    Div accum & div to policyholders               5.2      6.7                                         83.7     87.6
    Interest credited to policy bal.              33.6     42.2     38.7     40.5                     1506.0   1474.2
    Health policy benefits                       289.6    434.5                                        302.1    449.0
  Underwriting, acquisition,
    insurance and other expenses                 810.5    864.2   (220.0)  (244.9)                    2035.2   2168.4
  Goodwill amortization                            1.7      1.8     (0.0)                               43.4     45.1
  Interest                                       215.8    230.5    (94.8)   (91.0)                     121.0    139.5
                                               -------  -------  -------  -------                    -------  -------
    Operating Benefits and Expenses             2120.8   2296.0   (276.1)  (295.4)                    5609.4   5910.3
                                               -------  -------  -------  -------                    -------  -------

         Income from Operations Before Tax         9.5    (33.6)     9.9      8.3                      903.6    969.6

  Federal income taxes                             2.0    (21.0)     2.7      3.7                      214.7    250.5
                                               -------  -------  -------  -------                    -------  -------
         Income from Operations                    7.6    (12.5)     7.2      4.5                      689.0    719.1

  Restructuring charges                          (19.5)     1.0                                        (24.7)   (80.2)
  Realized gains (losses) on investments          11.5      7.7     (5.6)   (10.9)                     (68.7)   (17.5)
  Gains (losses) on derivatives                   (6.3)                                                 (4.9)
  Gain on sale of subsidiaries                    15.0                                                  15.0
                                               -------  -------  -------  -------                    -------  -------
Income before Accounting Changes                   8.2     (3.9)     1.6     (6.3)                     605.8    621.4
  Cumulative effect of accounting changes         (2.7)                                                (15.6)
                                               -------  -------  -------  -------                    -------  -------
      Net Income                                   5.6     (3.9)     1.6     (6.3)                     590.2    621.4
                                               =======  =======  =======  =======                    =======  =======

Inc. from Oper.-before Goodwill Amort.             9.2    (10.8)     7.2      4.5                      732.4    764.2
                                               -------  -------  -------  -------                    -------  -------

* Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."




12/31/2001                                                                                                  PAGE 8

                                         Statement of Consolidated Income
                                          Unaudited [Millions of Dollars]

For the Year Ended December 31                                        1997      1998      1999      2000      2001
                                                                    ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                                          756.2     985.6    1183.0    1403.3    1363.4
  Surrender charges                                                   45.4      91.5     110.2     114.7     101.5
  Mortality assessments                                              186.4     380.1     496.4     496.5     533.3
  Expense assessments                                                600.3     803.0     930.9    1050.2     909.2
  Health premiums                                                    572.6     635.1     698.5     409.8     340.6
  Investment advisory fees                                           204.9     227.1     223.8     213.1     197.2
  Other revenue and fees                                             157.3     261.0     344.5     445.4     382.5
  Net investment income                                             2250.8    2681.4    2807.5    2747.1    2679.6
  Earnings in Unconsolidated Affiliates                                2.1       3.3       5.8      (0.4)      5.7
                                                                    ------    ------    ------    ------    ------
      Operating Revenue                                             4775.9    6068.0    6800.7    6879.8    6513.0
                                                                    ------    ------    ------    ------    ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                1090.2    1237.7    1546.6    1546.4    1517.9
    Div accum & div to policyholders                                  29.7      78.0      88.4      87.6      83.7
    Interest credited to policy bal.                                1238.7    1446.2    1510.4    1474.2    1506.0
    Health policy benefits                                           833.1     566.9     659.7     449.0     302.1
  Underwriting, acquisition,
    insurance and other expenses                                    1557.3    1844.2    2218.5    2168.4    2035.2
  Goodwill amortization                                               15.6      44.5      49.2      45.1      43.4
  Interest                                                            92.5     117.1     133.7     139.5     121.0
                                                                    ------    ------    ------    ------    ------
    Operating Benefits and Expenses                                 4857.2    5334.6    6206.4    5910.3    5609.4
                                                                    ------    ------    ------    ------    ------

         Income from Operations Before Tax                           (81.3)    733.4     594.4     969.6     903.6

  Federal income taxes                                               (30.6)    203.0     118.9     250.5     214.7
                                                                    ------    ------    ------    ------    ------
         Income from Continuing Operations                           (50.6)    530.4     475.5     719.1     689.0
                                                                    ------    ------    ------    ------    ------

  Discontinued Operations                                            911.8
  Restructuring charges                                                        (34.3)    (18.9)    (80.2)    (24.7)
  Realized gains (losses) on investments                              72.9      13.7       3.8     (17.5)    (68.7)
  Gains (losses) on derivatives                                                                               (4.9)
  Gain on sale of subsidiaries                                                                                15.0
                                                                    ------    ------    ------    ------    ------
Income before Accounting Changes                                     934.0     509.8     460.4     621.4     605.8
  Cumulative Effect of Accounting Changes                                                                    (15.6)
                                                                    ------    ------    ------    ------    ------
      Net Income                                                     934.0     509.8     460.4     621.4     590.2
                                                                    ======    ======    ======    ======    ======

------------------------------------------------------------------------------------------------------------------


For the Quarter Ended                                        Mar       Jun       Sep       Dec       Mar       Jun
                                                            1999      1999      1999      1999      2000      2000
                                                          ------    ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                                284.2     274.0     263.8     361.1     331.2     337.1
  Surrender charges                                         25.5      27.1      28.4      29.2      28.7      29.8
  Mortality assessments                                    137.3     122.2     118.2     118.7     118.5     122.5
  Expense assessments                                      215.3     231.5     245.9     238.3     261.1     258.6
  Health premiums                                          154.9     160.3     149.6     233.6      58.4     144.0
  Investment advisory fees                                  58.8      56.3      54.6      54.1      54.0      52.2
  Other revenue and fees                                    86.4     109.0      77.9      71.2     106.1      88.7
  Net investment income                                    709.5     700.8     697.1     700.1     711.1     673.8
  Earnings in Unconsolidated Affiliates                      1.6       1.1       1.2       1.8       1.0      (3.6)
                                                          ------    ------    ------    ------    ------    ------
      Operating Revenue                                   1673.4    1682.4    1636.7    1808.2    1670.2    1703.0
                                                          ------    ------    ------    ------    ------    ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       344.6     335.5     294.0     572.5     356.1     370.1
    Div accum & div to policyholders                        21.5      22.5      21.2      23.3      21.7      20.2
    Interest credited to policy bal.                       375.1     377.1     369.7     388.5     373.9     366.8
    Health policy benefits                                 145.5     166.6     189.8     157.8     114.3     119.9
  Underwriting, acquisition,
     insurance and other expenses                          522.4     532.1     533.4     630.5     525.7     537.5
  Goodwill amortization                                     11.8       9.9      12.9      14.6      10.2      12.0
  Interest                                                  33.1      32.6      33.3      34.7      36.3      35.4
                                                          ------    ------    ------    ------    ------    ------
    Operating Benefits and Expenses                       1454.1    1476.3    1454.1    1821.8    1438.2    1461.9
                                                          ------    ------    ------    ------    ------    ------

         Income from Operations before Tax/Min Int.        219.3     206.1     182.6     (13.6)    232.0     241.1

  Federal income taxes                                      63.6      54.2      51.2     (50.2)     61.6      67.9
                                                          ------    ------    ------    ------    ------    ------
         Inc from Operations before Min Int                155.7     151.8     131.4      36.6     170.4     173.2
                                                          ------    ------    ------    ------    ------    ------
  Minority Interest                                                                                 (0.2)      0.2
                                                                                                  ------    ------
         Income from Operations                            155.7     151.8     131.4      36.6     170.6     173.0
                                                          ------    ------    ------    ------    ------    ------

  Restructuring charges                                    (12.1)               (3.2)     (3.6)               (2.7)
  Realized gains (losses) on investments                     1.5      (3.5)      4.1       1.6      (0.4)     (6.7)
  Gains (losses) on derivatives
  Gain on sale of subsidiaries
                                                          ------    ------    ------    ------    ------    ------
Income before Accounting Changes                           145.1     148.4     132.3      34.6     170.2     163.6
  Cumulative Effect of Accounting Changes
                                                          ------    ------    ------    ------    ------    ------
      Net Income                                           145.1     148.4     132.3      34.6     170.2     163.6
                                                          ======    ======    ======    ======    ======    ======

------------------------------------------------------------------------------------------------------------------


For the Quarter Ended                                        Sep       Dec       Mar       Jun       Sep       Dec
                                                            2000      2000      2001      2001      2001      2001
                                                          ------    ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                                339.0     396.1     402.1     353.9     336.8     270.7
  Surrender charges                                         25.9      30.3      27.8      22.8      23.2      27.7
  Mortality assessments                                    125.9     129.6     133.7     133.7     133.3     132.6
  Expense assessments                                      273.4     257.1     244.9     227.5     224.4     212.4
  Health premiums                                          117.9      89.4     104.8      95.7     103.9      36.1
  Investment advisory fees                                  53.3      53.6      49.4      49.6      47.2      50.9
  Other revenue and fees                                   106.0     144.6      82.0      60.3      91.5     148.8
  Net investment income                                    690.0     672.1     673.7     673.1     686.2     646.6
  Earnings in Unconsolidated Affiliates                      1.6       0.6       0.9       0.0       0.4       4.3
                                                          ------    ------    ------    ------    ------    ------
      Operating Revenue                                   1733.1    1773.5    1719.5    1616.5    1646.9    1530.1
                                                          ------    ------    ------    ------    ------    ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       390.2     430.0     418.9     373.6     422.6     302.8
    Div accum & div to policyholders                        18.2      27.4      18.9      20.2      18.0      26.6
    Interest credited to policy bal.                       362.0     371.5     367.1     369.7     378.7     390.6
    Health policy benefits                                 123.0      91.8     101.8      91.5      83.8      25.0
  Underwriting, acquisition,
     insurance and other expenses                          532.4     572.9     524.8     491.4     516.0     503.0
  Goodwill amortization                                     12.0      10.9      10.9      10.9      10.9      10.7
  Interest                                                  34.4      33.4      34.4      32.0      29.6      25.0
                                                          ------    ------    ------    ------    ------    ------
    Operating Benefits and Expenses                       1472.2    1537.9    1476.7    1389.3    1459.6    1283.7
                                                          ------    ------    ------    ------    ------    ------

         Income from Operations before Tax/Min Int.        260.8     235.6     242.7     227.2     187.3     246.5

  Federal income taxes                                      70.1      50.9      64.1      59.1      44.1      47.4
                                                          ------    ------    ------    ------    ------    ------
         Inc from Operations before Min Int                190.7     184.7     178.6     168.1     143.2     199.1
                                                          ------    ------    ------    ------    ------    ------

  Minority Interest                                         (0.0)      0.0      (0.0)     (0.0)     (0.0)     (0.0)
                                                          ------    ------    ------    ------    ------    ------
         Income from Operations                            190.7     184.7     178.6     168.1     143.2     199.1
                                                          ------    ------    ------    ------    ------    ------

  Restructuring charges                                    (40.5)    (37.0)     (0.7)     (3.9)      0.0     (20.2)
  Realized gains (losses) on investments                   (11.6)      1.2     (13.4)    (11.5)    (23.8)    (20.0)
  Gains (losses) on derivatives                                                 (0.1)      0.2      (0.4)     (4.6)
  Gain on sale of subsidiaries                                                                                15.0
                                                          ------    ------    ------    ------    ------    ------
Income before Accounting Changes                           138.6     148.9     164.5     153.0     119.1     169.2
  Cumulative Effect of Accounting Changes                                       (4.3)    (11.3)               (0.0)
                                                          ------    ------    ------    ------    ------    ------
      Net Income                                           138.6     148.9     160.2     141.7     119.1     169.2
                                                          ======    ======    ======    ======    ======    ======




12/31/01                                                                                                             PAGE 9

                            Reconciliation of Business Segments to Consolidated Balance Sheets
                                             Unaudited [Millions of Dollars]

                                                                                       Investment
                                            Annuities          Life Insurance          Management            Lincoln UK
                                       ------------------    ------------------    ------------------    ------------------

ASSETS                                     Dec        Dec        Dec        Dec        Dec        Dec        Dec        Dec
                                          2001       2000       2001       2000       2001       2000       2001       2000
                                       -------    -------    -------    -------    -------    -------    -------    -------
Investments
  Corporate bonds                      10956.5     8892.4     7088.2     6353.6      424.2      333.6      512.3      457.6
  U.S. government bonds                   13.2       25.8       78.2       86.4        0.2        0.2
  Foreign government bonds               145.8      135.5      114.6      125.8        1.9                 326.2      444.8
  Asset/Mortgage backed securities      1945.8     2299.7      779.1      829.3       42.5       49.0
  State and municipal bonds               24.3        6.3       17.4        7.9
  Preferred stocks-redeemable             62.7      120.5       13.0       24.6        8.8        9.6
  Common stocks                                                  7.6       13.6                            211.3      265.2
  Preferred stocks-equity                 38.5       45.8        5.6        9.2        2.6        2.4
  Mortgage loans                        2378.1     2324.0     1701.6     1765.9       92.4       95.5        0.3        0.3
  Real estate                                                                                                0.2        0.3
  Policy loans                           491.4      509.9     1439.7     1440.5                              8.6       10.5
  Other long-term investments             11.7        5.2       20.9       16.9
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Investments               16068.0    14365.2    11265.9    10673.8      572.6      490.4     1058.8     1178.8
                                       -------    -------    -------    -------    -------    -------    -------    -------



Allocated investments                   3481.0     3598.0     1154.7     1131.7      102.4      122.8
Notes receivable from LNC                333.3      441.2       27.6      466.7       82.9      126.3
Invest in unconsol affiliates
Cash and invested cash                   (24.7)    (108.8)     (36.4)     (67.2)      55.4       68.6      181.2      253.5
Property and equipment                                           8.5        7.0       36.5       22.6       39.3       50.8
Premium and fees receivable                0.0       (1.8)       8.2       45.6       38.5       34.4
Accrued investment income                245.0      210.8      187.6      169.5        8.9        7.8       20.9       22.8
Assets held in separate accounts       34324.6    39322.1     1491.0     1270.1                           5607.2     6440.9
Federal income tax recoverable
Amount recoverable from reinsurers      1211.6     1309.5      859.5      989.1
Deferred acquisition costs               912.8      812.5     1265.6     1079.3                            587.3      635.0
Other intangible assets                  154.5      169.2      964.0     1040.5       50.1       60.9      244.0      273.6
Goodwill                                  43.9       45.2      855.1      878.7      300.7      316.9       12.1       13.0
Other                                    138.1      104.1      358.4      254.3      212.5      188.6       37.9     (104.9)
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Assets                    56888.2    60267.1    18409.7    17939.1     1460.5     1439.0     7788.8     8763.7
                                       =======    =======    =======    =======    =======    =======    =======    =======

                                          Corporate and        Consolidating
                                        Other Operations*       Adjustments                                 Consolidated
                                       ------------------    ------------------                          ------------------

ASSETS                                     Dec        Dec        Dec        Dec                              Dec        Dec
                                          2001       2000       2001       2000                             2001       2000
                                       -------    -------    -------    -------                          -------    -------
Investments
  Corporate bonds                       4123.9     5212.4                                                23105.1    21249.7
  U.S. government bonds                  318.9      430.4                                                  410.5      542.9
  Foreign government bonds               586.2      615.0                                                 1174.7     1321.1
  Asset/Mortgage backed securities       757.3      982.4                                                 3524.7     4160.4
  State and municipal bonds                3.0        0.3                                                   44.7       14.6
  Preferred stocks-redeemable              1.4        6.5                                                   85.9      161.2
  Common stocks                          100.5      157.8                                                  319.3      436.6
  Preferred stocks-equity                104.5       55.6                                                  151.2      113.1
  Mortgage loans                         363.0      477.2                                                 4535.5     4663.0
  Real estate                            269.0      283.0       (1.3)      (1.3)                           267.9      282.0
  Policy loans                                                                                            1939.7     1960.9
  Other long-term investments           1771.3     1691.2    (1250.0)   (1250.0)                           553.8      463.3
                                       -------    -------    -------    -------                          -------    -------
       Total Investments                8399.1     9911.9    (1251.3)   (1251.3)                         36113.1    35368.6
                                       -------    -------    -------    -------                          -------    -------


Allocated investments                     50.0      323.7    (4788.2)   (5176.1)                            (0.0)      (0.0)
Notes receivable from LNC               (443.7)   (1033.7)      (0.1)      (0.5)                             0.0       (0.0)
Invest in unconsol affiliates              8.1        6.4                                                    8.1        6.4
Cash and invested cash                  3139.5     1978.8     (210.5)    (197.5)                          3104.4     1927.4
Property and equipment                   173.2      147.8                                                  257.5      228.2
Premium and fees receivable              365.6      215.6      (12.2)       3.0                            400.1      296.7
Accrued investment income                101.0      135.5                                                  563.5      546.4
Assets held in separate accounts                              3410.5     3546.7                          44833.4    50579.9
Federal income tax recoverable                                   6.3      207.5                              6.3      207.5
Amount recoverable from reinsurers      4150.6     1649.5     (191.4)    (200.3)                          6030.4     3747.7
Deferred acquisition costs                33.9      462.6       85.6       81.1                           2885.3     3070.5
Other intangible assets                              12.8                                                 1412.6     1557.0
Goodwill                                  (0.0)      33.7                  (1.6)                          1211.8     1286.0
Other                                   1032.9      901.8     (604.7)    (322.2)                          1175.1     1021.6
                                       -------    -------    -------    -------                          -------    -------
       Total Assets                    17753.8    14746.4    (4258.7)   (3311.2)                         98042.4    99844.1
                                       =======    =======    =======    =======                          =======    =======

* Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."




12/31/01                                                                                      PAGE 10

                 Reconciliation of Business Segments to Consolidated Balance Sheets
                                 Unaudited [Millions of Dollars]

                                                             Annuities             Life Insurance

LIABILITIES and SHAREHOLDERS' EQUITY                      Dec          Dec          Dec          Dec
                                                          2001         2000         2001         2000
                                                     ---------    ---------    ---------    ---------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                             2622.7       2686.4      12955.8      12783.9
  Health reserves                                                                    0.3          0.1
  Unpaid claims - life and health                         31.3          7.1         92.9        108.1
  Unearned premiums                                                                  0.0          0.1
  Premium deposit funds                                17838.9      16331.4         13.9         13.9
  Participating policyholders' funds                                               100.2        139.4
  Other policyholders' funds                                                       555.2        515.4
  Liab related to separate accounts                    34324.6      39322.1       1491.0       1270.1
                                                     ---------    ---------    ---------    ---------
       Total Insurance and Inv
       Contract Liabilities                            54817.5      58347.0      15209.5      14830.9

Federal income taxes                                      (5.7)      (108.7)       (13.5)      (113.7)
Short-term debt                                                                     10.0
Long-term debt
Minority Interest in pref. securities of sub.
Notes payable to LNC
Other liabilities                                        168.4        274.4        436.3        567.9
Deferred gain on indemnity reinsurance
                                                     ---------    ---------    ---------    ---------
       Total Liabilities                               54980.3      58512.7      15642.2      15285.2
                                                     ---------    ---------    ---------    ---------

Net unrealized gains (losses) on securities               79.9        (44.7)        13.6        (44.9)
Gains (losses) on derivatives                              0.3                       4.5
Other shareholders' equity                              1824.9       1799.1       2738.4       2698.8
S/Hs' equity-minimum pension liability adjustment
Cumulative effect of accounting change                     2.8                      11.1
                                                     ---------    ---------    ---------    ---------
       Shareholders' Equity                             1907.9       1754.4       2767.5       2653.9
                                                     ---------    ---------    ---------    ---------

      Total Liabilities and S/Hs' Equity               56888.2      60267.1      18409.7      17939.1
                                                     =========    =========    =========    =========


                                                            Investment
                                                            Management                 Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY                       Dec           Dec         Dec          Dec
                                                          2001          2000        2001         2000
                                                     ---------      --------    --------     --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                                       1338.1       1529.1
  Health reserves                                                                   46.0         50.7
  Unpaid claims - life and health                                                   42.4         46.6
  Unearned premiums
  Premium deposit funds                                                             29.2         32.9
  Participating policyholders' funds
  Other policyholders' funds
  Liab related to separate accounts                                               5607.2       6440.9
                                                     ---------     --------     --------     --------
       Total Insurance and Inv
       Contract Liabilities                                                       7063.0       8100.3

Federal income taxes                                      43.3         28.3        (12.2)         3.1
Short-term debt                                            9.3
Long-term debt
Minority Interest in pref.
securities of sub.
Notes payable to LNC
Other liabilities                                        866.2        859.1        192.0        167.4
Deferred gain on indemnity reinsurance
                                                     ---------     --------     --------     --------
       Total Liabilities                                 918.8        887.4       7242.8       8270.8
                                                     ---------     --------     --------     --------

Net unrealized gains (losses) on securities                1.5         (0.5)        15.3         52.6
Gains (losses) on derivatives
Other shareholders' equity                               540.3        552.2        566.7        440.2
S/Hs' equity-minimum pension
liability adjustment                                                               (36.0)
Cumulative effect of accounting change
                                                     ---------     --------     --------     --------
       Shareholders' Equity                              541.7        551.6        546.0        492.8
                                                     ---------     --------     --------     --------

      Total Liabilities and S/Hs' Equity                1460.5       1439.0       7788.8       8763.7
                                                     =========    =========    =========    =========


                                                          Corporate and              Consolidating
                                                          Other Operations*           Adjustments

LIABILITIES and SHAREHOLDERS' EQUITY                       Dec          Dec         Dec           Dec
                                                          2001         2000         2001         2000
                                                     ---------    ---------    ---------    ---------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                             1122.8        945.0       (122.4)      (103.2)
  Health reserves                                       2491.5       2473.0
  Unpaid claims - life and health                        920.9       1154.8
  Unearned premiums                                       66.9         46.4
  Premium deposit funds                                  105.5        753.2        597.5        584.0
  Participating policyholders' funds
  Other policyholders' funds                               7.4          6.8
  Liab related to separate accounts                                               3410.5       3546.7
                                                     ---------    ---------    ---------    ---------
       Total Insurance and Inv Contract Liabilities     4715.0       5379.2       3885.6       4027.6


Federal income taxes                                     (17.5)       (15.8)        46.4        206.7
Short-term debt                                          726.2        749.8       (554.8)      (436.9)
Long-term debt                                          2211.7       1962.2      (1250.0)     (1250.0)
Minority Interest in pref. securities of sub.            474.7        745.0
Notes payable to LNC
Other liabilities                                       3452.1       1244.7       (839.5)      (678.7)
Deferred gain on indemnity reinsurance                  1144.5
                                                     ---------    ---------    ---------    ---------
       Total Liabilities                               12706.7      10065.2       1287.8       1868.7
                                                     ---------    ---------    ---------    ---------

Net unrealized gains (losses) on securities               77.2         45.0          8.2          4.5
Gains (losses) on derivatives                             (0.8)
Other shareholders' equity                              4223.1       4636.1      (4811.0)     (5184.4)
S/Hs' equity-minimum pension liability adjustment
Cumulative effect of accounting change                     3.9
                                                     ---------    ---------    ---------    ---------
       Shareholders' Equity                             4303.4       4681.2      (4802.8)     (5179.9)
                                                     ---------    ---------    ---------    ---------

      Total Liabilities and S/Hs' Equity               17010.1      14746.4      (3515.0)     (3311.2)
                                                     =========    =========    =========    =========


                                                             Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY                       Dec          Dec
                                                          2001         2000
                                                      --------     --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                            17917.0      17841.2
  Health reserves                                       2537.9       2523.8
  Unpaid claims - life and health                       1087.5       1316.6
  Unearned premiums                                       66.9         46.5
  Premium deposit funds                                18585.0      17715.5
  Participating policyholders' funds                     100.2        139.4
  Other policyholders' funds                             562.7        522.2
  Liab related to separate accounts                    44833.4      50579.9
                                                      --------     --------
       Total Insurance and Inv
       Contract Liabilities                            85690.6      90685.1

Federal income taxes
Short-term debt                                          190.7        312.9
Long-term debt                                           961.7        712.2
Minority Interest in pref. securities of sub.            474.7        745.0
Notes payable to LNC
Other liabilities                                       4275.6       2434.7
Deferred gain on indemnity reinsurance                  1144.5
                                                      --------     --------
       Total Liabilities                               92737.8      94890.0
                                                      --------     --------

Net unrealized gains (losses) on securities              195.7         12.0
Gains (losses) on derivatives                              3.9
Other shareholders' equity                              5082.5       4942.0
S/Hs' equity-minimum pension
liability adjustment                                     (36.0)
Cumulative effect of accounting change                    17.6
                                                      --------     --------
       Shareholders' Equity                             5263.7       4954.1
                                                      --------     --------

      Total Liabilities and S/Hs' Equity               98001.5      99844.1
                                                     =========    =========

* Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."





12/31/01                                                                                                PAGE 11

                                          Five Year Comparative Balance Sheet
                              Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                               1997         1998         1999           2000         2001
                                                 --------      -------      -------       --------      -------
Investments
Corporate bonds                                   16633.3      22505.2      21119.5        21249.7      23105.1
U.S. government bonds                               662.4       1134.6        538.3          542.9        410.5
Foreign government bonds                           1804.4       1321.2       1447.5         1321.1       1174.7
Mortgage backed securities                         4529.3       5080.5       4404.0         4160.4       3524.7
State and municipal bonds                           241.4         16.7         14.7           14.6         44.7
Preferred stocks-redeemable                         195.5        174.6        164.7          161.2         85.9
Common stocks                                       572.3        463.1        514.5          436.6        319.3
Preferred stocks-equity                              88.2         79.8         89.5          113.1        151.2
Mortgage loans                                     3288.1       4393.1       4735.4         4663.0       4535.5
Real estate                                         576.0        488.7        256.2          282.0        267.9
Policy loans                                        763.1       1840.0       1892.4         1960.9       1939.7
Other long-term investments                         464.8        432.0        401.8          463.3        553.8
                                                 --------      -------      -------       --------      -------
     Total Investments                            29818.8      37929.5      35578.4        35368.6      36113.1
                                                 --------      -------      -------       --------      -------

Invest in unconsol affiliates                        21.0         18.8         25.8            6.4          8.1
Cash and invested cash                             3794.7       2433.4       1895.9         1927.4       3104.4
Property and equipment                              189.8        174.8        203.8          228.2        257.5
Premiums and fees receivable                        197.5        246.2        259.6          296.7        400.1
Accrued investment income                           423.0        528.5        533.2          546.4        563.5
Assets held in separate accounts                  37138.8      43408.9      53654.2        50579.9      44833.4
Federal income taxes recoverable                                 204.1        345.0          207.5          6.3
Amounts recoverable from reinsurers                2350.8       3127.1       3954.3         3747.7       6030.4
Deferred acquisition costs                         1623.8       1964.4       2800.3         3070.5       2885.3
Other intangible assets                             613.9       1848.4       1746.5         1557.0       1412.6
Goodwill                                            457.7       1484.3       1423.0         1286.0       1211.8
Other                                               544.8        468.0        675.7         1021.6       1175.0
                                                 --------      -------      -------       --------      -------
     Total Assets                                 77174.7      93836.3      03095.7        99844.1      98001.5
                                                 ========      =======      =======       ========      =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                          8228.7      16434.2      17071.4        17841.2      17917.0
Health reserves                                    2300.4       2600.1       2507.8         2523.8       2537.9
Unpaid claims-life and health                       682.0       1043.4       1269.8         1316.6       1087.5
Unearned premiums                                    55.3         62.3         75.8           46.5         66.9
Premium deposit funds                             19803.0      20171.9      19624.1        17715.5      18585.0
Participating policyholders' funds                   79.8        142.7        132.0          139.4        100.2
Other policyholders' funds                          180.6        438.4        472.6          522.2        562.7
Liab related to separate accounts                 37138.8      43408.9      53654.2        50579.9      44833.4
                                                 --------      -------      -------       --------      -------
     Total Ins and Inv Contr Liabilities          68468.5      84301.9      94807.7        90685.1      85690.6
                                                 --------      -------      -------       --------      -------

Federal income taxes                                487.8
Short-term debt                                     297.2        314.6        460.2          312.9        190.7
Long-term debt                                      511.0        712.2        712.0          712.2        961.7
Minority Interest - pref sec of a sub               315.0        745.0        745.0          745.0        474.7
Other liabilities                                  2112.2       2374.6       2107.0         2434.7       4275.6
Deferred gain on indemnity reinsurance                                                                   1144.5
                                                 --------      -------      -------       --------      -------
     Total Liabilities                            72191.8      88448.3      98831.9        94890.0      92737.8
                                                 --------      -------      -------       --------      -------

S/Hs' equity-unrealized gains (losses)-cont op.     436.0        552.4       (465.7)          12.0        199.6
S/Hs' equity-foreign currency                        46.2         50.0         30.0           21.9         (8.1)
S/Hs' equity-minimum pension liability adjustment                                                         (36.0)
S/Hs' equity-other                                 4500.7       4785.5       4699.6         4920.2       5090.6
Cumulative effect of accounting change                                                                     17.6
                                                 --------      -------      -------       --------      -------
     Total Shareholders' Equity                    4982.9       5387.9       4263.9         4954.1       5263.7
                                                 --------      -------      -------       --------      -------
     Total Liabilities
     and Shareholders' Equity                     77174.7      93836.3     103095.7        99844.1      98001.5
                                                 ========      =======     ========       ========      =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]                   $22.48       $23.86       $24.14         $25.85       $26.94
Common shares outstanding                           202.3        202.6        196.0          191.2        187.3




12/31/01                                                                                               PAGE 12

                                               Quarterly Balance Sheet
                            Unaudited [Millions of Dollars except Common Share Data]

                                                    Mar        Jun        Sep        Dec        Mar        Jun
                                                   1999       1999       1999       1999       2000       2000
                                                -------    -------    -------   --------   --------   --------
ASSETS

Investments
  Corporate bonds                               22450.1    21888.5    21560.5    21119.5    21188.0    20719.1
  U.S. government bonds                          1489.4     1367.8      991.0      538.3      572.4      566.2
  Foreign government bonds                       1373.7     1339.7     1369.6     1447.5     1416.4     1377.4
  Mortgage backed securities                     5068.6     4788.5     4601.2     4404.0     4393.4     4242.4
  State and municipal bonds                        16.2       19.1       14.8       14.7       14.7       14.1
  Preferred stocks - redeemable                   179.8      175.8      171.3      164.7      159.7      159.2
  Common stocks                                   399.5      419.0      423.9      514.5      496.4      467.8
  Preferred stocks-equity                          81.3       86.7       82.7       89.5       91.3       92.2
  Mortgage loans                                 4344.6     4570.5     4772.7     4735.4     4833.9     4783.8
  Real estate                                     471.8      449.8      280.3      256.2      283.4      282.1
  Policy loans                                   1842.4     1847.4     1863.2     1892.4     1896.3     1914.7
  Other long-term investments                     411.9      409.9      401.2      401.8      428.8      438.2
                                                -------    -------    -------   --------   --------   --------
       Total Investments                        38129.4    37362.6    36532.4    35578.4    35774.6    35057.2
                                                -------    -------    -------   --------   --------   --------

Invest in unconsol affiliates                      20.5       22.3       23.4       25.8                  (0.9)
Cash and invested cash                           2327.0     2151.1     2342.9     1895.9     1510.1     1619.3
Property and equipment                            178.0      180.7      191.9      203.8      207.7      205.5
Premiums and fees receivable                      241.8      269.0      296.0      259.6      190.2      247.8
Accrued investment income                         585.6      569.1      602.9      533.2      575.0      544.0
Assets held in separate accounts                44339.4    47864.3    46228.8    53654.2    56907.6    54924.2
Federal income taxes recoverable                  286.0      478.4      457.3      345.0      300.4      246.1
Amount recoverable from reinsurers               3124.5     3121.3     3315.6     3954.3     3851.0     3775.3
Deferred acquisition costs                       2112.2     2398.3     2614.5     2800.3     2870.4     2968.0
Other intangible assets                          1845.4     1764.9     1760.6     1746.5     1705.5     1646.7
Goodwill                                         1404.6     1428.3     1435.0     1423.0     1349.6     1335.4
Other                                             755.8      651.1      699.3      675.7     1097.8     1279.1
                                                -------    -------    -------   --------   --------   --------
       Total Assets                             95350.3    98261.4    96500.7   103095.7   106340.0   103847.6
                                                =======    =======    =======   ========   ========   ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                     16590.3    16536.4    16760.5    17071.4    17172.1    17247.3
  Health reserves                                2562.3     2528.2     2511.3     2507.8     2547.4     2494.2
  Unpaid claims-life and health                  1022.9     1064.9     1162.6     1269.8     1177.3     1204.1
  Unearned premiums                                68.8       68.7       62.5       75.8       57.1       52.8
  Premium deposit funds                         20027.8    20012.6    19988.9    19624.1    18899.3    18407.2
  Participating policyholders' funds              132.6      125.7      120.2      132.0      130.7      130.4
  Other policyholders' funds                      440.4      441.2      445.9      472.6      478.9      490.6
  Liab related to separate accounts             44339.4    47864.3    46228.8    53654.2    56907.6    54924.2
                                                -------    -------    -------   --------   --------   --------
       Total Ins and Inv Contr Liabilities      85184.6    88642.1    87280.8    94807.7    97370.5    94950.8

Federal income taxes
Short-term debt                                   281.8      380.2      367.7      460.2      474.2      355.7
Long-term debt                                    712.1      712.1      712.0      712.0      712.0      712.1
Minority Interest - pref sec of a sub             745.0      745.0      745.0      745.0      745.0      745.0
Other liabilities                                3319.3     2964.7     2733.0     2107.0     2697.9     2860.3
Deferred gain on indemnity reinsurance
                                                -------    -------    -------   --------   --------   --------
       Total Liabilities                        90242.9    93444.1    91838.5    98831.9   101999.6    99623.9
                                                -------    -------    -------   --------   --------   --------

S/Hs' equity-unrealized gns (losses)- inv.        254.6       (1.1)    (103.8)    (465.7)    (411.2)    (556.6)
S/Hs' equity- gains (losses)-derivatives
S/Hs' equity-foreign currency                      30.1       20.6       40.2       30.0       22.8       21.8
S/Hs' equity-minimum pension liability adj
S/Hs' equity-other                               4822.7     4797.9     4725.8     4699.6     4728.9     4758.5
Cumulative effect of accounting change
                                                -------    -------    -------   --------   --------   --------
       Total Shareholders' Equity                5107.4     4817.4     4662.2     4263.9     4340.4     4223.7
                                                -------    -------    -------   --------   --------   --------
       Total Liabilities
       and Shareholders' Equity                 95350.3    98261.4    96500.7   103095.7   106340.0   103847.6
                                                =======    =======    =======   ========   ========   ========
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                $24.04     $24.18     $24.28     $24.14     $24.58     $25.01
Common shares outstanding                         201.8      199.3      196.3      196.0      193.3      191.1

--------------------------------------------------------------------------------------------------------------


                                                     Sep        Dec        Mar        Jun        Sep        Dec
                                                    2000       2000       2001       2001       2001       2001
                                                --------    -------    -------    -------    -------    -------
ASSETS

Investments
  Corporate bonds                                21064.7    21249.7    21855.2    22116.6    23424.3    23105.1
  U.S. government bonds                            575.5      542.9      536.6      510.0      467.7      410.5
  Foreign government bonds                        1277.7     1321.1     1240.8     1236.3     1160.3     1174.7
  Mortgage backed securities                      4172.5     4160.4     4009.8     3844.6     3765.6     3524.7
  State and municipal bonds                         14.3       14.6       14.7       14.1       14.4       44.7
  Preferred stocks - redeemable                    159.5      161.2      154.1      152.2       99.3       85.9
  Common stocks                                    479.9      436.6      388.6      373.3      311.2      319.3
  Preferred stocks-equity                           90.3      113.1      170.9      160.8      166.5      151.2
  Mortgage loans                                  4767.3     4663.0     4641.2     4652.8     4663.1     4535.5
  Real estate                                      297.6      282.0      308.1      306.9      288.8      267.9
  Policy loans                                    1935.6     1960.9     1947.0     1947.4     1943.4     1939.7
  Other long-term investments                      470.5      463.3      477.4      480.9      483.4      553.8
                                                --------    -------    -------    -------    -------    -------
       Total Investments                         35305.4    35368.6    35744.5    35796.0    36788.0    36113.1
                                                --------    -------    -------    -------    -------    -------

Invest in unconsol affiliates                        5.8        6.4        7.3        6.1        6.5        8.1
Cash and invested cash                            1435.9     1927.4     2015.2     1501.9     1996.3     3104.4
Property and equipment                             213.8      228.2      242.1      251.4      261.0      257.5
Premiums and fees receivable                       240.8      296.7      282.8      303.7      264.5      400.1
Accrued investment income                          569.2      546.4      581.9      573.2      615.1      563.5
Assets held in separate accounts                 54410.9    50579.9    44506.2    47140.2    39479.8    44833.4
Federal income taxes recoverable                   267.3      207.5      106.6      177.5       35.3        6.3
Amount recoverable from reinsurers                3774.7     3747.7     3706.4     3662.0     3818.3     6030.4
Deferred acquisition costs                        3048.0     3070.5     2963.4     3129.1     3087.2     2885.3
Other intangible assets                           1598.4     1557.0     1505.3     1479.0     1451.5     1412.6
Goodwill                                          1296.6     1286.0     1274.5     1263.6     1253.2     1211.8
Other                                             1076.4     1021.6     1186.3     1147.7     1149.4     1175.0
                                                --------    -------    -------    -------    -------    -------
       Total Assets                             103243.1    99844.1    94122.4    96431.2    90206.0    98001.5
                                                ========    =======    =======    =======    =======    =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                      17500.0    17841.2    17733.0    17865.3    17990.8    17917.0
  Health reserves                                 2520.2     2523.8     2534.8     2533.9     2573.2     2537.9
  Unpaid claims-life and health                   1202.8     1316.6     1255.3     1136.5     1206.6     1087.5
  Unearned premiums                                 51.8       46.5       45.9       19.0        8.1       66.9
  Premium deposit funds                          18072.1    17715.5    17667.1    17715.9    18509.7    18585.0
  Participating policyholders' funds               135.4      139.4      145.0      135.2      118.3      100.2
  Other policyholders' funds                       500.7      522.2      532.1      541.4      554.3      562.7
  Liab related to separate accounts              54410.9    50579.9    44506.2    47140.2    39479.8    44833.4
                                                --------    -------    -------    -------    -------    -------
       Total Ins and Inv Contr Liabilities       94394.0    90685.1    84419.3    87087.2    80440.8    85690.6

Federal income taxes
Short-term debt                                    330.3      312.9      415.3      351.3      539.0      190.7
Long-term debt                                     712.2      712.2      712.3      712.4      712.4      961.7
Minority Interest - pref sec of a sub              745.0      745.0      745.0      745.0      305.0      474.7
Other liabilities                                 2522.9     2434.7     2734.2     2479.4     2840.2     4275.6
Deferred gain on indemnity reinsurance                                                                   1144.5
                                                --------    -------    -------    -------    -------    -------
       Total Liabilities                         98704.5    94890.0    89026.0    91375.3    84837.4    92737.8
                                                --------    -------    -------    -------    -------    -------

S/Hs' equity-unrealized gns (losses)- inv.        (337.7)      12.0      190.4       76.2      247.9      195.7
S/Hs' equity- gains (losses)-derivatives                                   5.7        9.4        2.8        3.9
S/Hs' equity-foreign currency                       19.9       21.9        4.1      (15.3)       6.9       (8.1)
S/Hs' equity-minimum pension liability adj                                                                (36.0)
S/Hs' equity-other                                4856.4     4920.1     4878.5     4968.2     5093.4     5090.6
Cumulative effect of accounting change                                    17.6       17.6       17.6       17.6
                                                --------    -------    -------    -------    -------    -------
       Total Shareholders' Equity                 4538.6     4954.1     5096.4     5055.9     5368.6     5263.7
                                                --------    -------    -------    -------    -------    -------
       Total Liabilities
       and Shareholders' Equity                 103243.1    99844.1    94122.4    96431.2    90206.0    98001.5
                                                ========    =======    =======    =======    =======    =======
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                 $25.43     $25.85     $25.96     $26.32     $26.87     $26.94
Common shares outstanding                          191.8      191.2      188.1      188.2      189.8      187.3





12/31/01                                                                                            PAGE 13

                                                 Annuities Segment
                                       Income Statements & Operational Data
                                          Unaudited [Millions of Dollars]

For the Year Ended December 31                     1997         1998         1999         2000         2001
                                                 ------       ------       ------       ------       ------
Operating Revenue
  Premiums                                         84.2         53.9         65.2         64.3         77.5
  Surrender charges                                29.8         33.5         37.9         41.8         31.2
  Expense assessments                             367.2        459.9        536.2        628.4        537.7
  Other revenue and fees                            1.2          1.7         14.5         11.0         16.7
  Net investment income                          1477.1       1501.6       1474.2       1393.5       1370.0
                                                 ------       ------       ------       ------       ------
       Operating Revenue                         1959.5       2050.6       2128.0       2138.9       2033.1
                                                 ------       ------       ------       ------       ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      292.6        271.6        259.1        254.7        263.9
    Interest credited to policy bal.              974.4        955.2        925.2        866.1        863.8
  Underwriting, acquisition,
     insurance and other expenses                 415.0        498.8        560.8        575.5        524.5
  Goodwill amortization                             0.0          2.2          2.0         (0.6)         1.2
                                                 ------       ------       ------       ------       ------
     Operating Benefits and Expenses             1682.0       1727.8       1747.1       1695.7       1653.5
                                                 ------       ------       ------       ------       ------
         Income from Operations Before Tax        277.5        322.8        380.9        443.2        379.6

  Federal income taxes                             54.5         60.4         81.4         81.2         59.3
                                                 ------       ------       ------       ------       ------
       Income from Operations                     223.0        262.4        299.4        362.0        320.3
                                                 ------       ------       ------       ------       ------
  Realized gains (losses) on investments           40.3         11.4         (7.9)        (3.4)       (42.3)
  Gains (losses) on derivatives                                                                        (0.2)
  Restructuring charges                                                                                (1.3)
                                                 ------       ------       ------       ------       ------
        Income before Accounting Changes          263.3        273.8        291.5        358.6        276.5
  Cumulative effect of accounting changes                                                              (7.3)
                                                 ------       ------       ------       ------       ------
       Net Income                                 263.3        273.8        291.5        358.6        269.2
                                                 ======       ======       ======       ======       ======

Inc from Oper -before Goodwill Amort.             223.0        264.6        301.5        361.4        321.5

Effective tax rate                                19.6%        18.7%        21.4%        18.3%        15.6%

Operating Revenue                                1959.5       2050.6       2128.0       2138.9       2033.1
Realized gains (losses) on investments             63.5         17.5        (12.1)        (5.2)       (64.5)
Gains (losses) on derivatives                                                                          (0.3)
                                                 ------       ------       ------       ------       ------
    Total Revenue                                2023.0       2068.1       2115.8       2133.7       1968.3
                                                 ======       ======       ======       ======       ======

Average capital                                  1373.0       1592.6       1562.0       1601.8       1828.2
Return on average capital                         16.2%        16.5%        19.2%        22.6%        17.5%




12/31/01                                                                                         Page 14

                                                 Annuities Segment
                                      Income Statements & Operational Data
                                        Unaudited [Millions of Dollars]

                                                   Mar       Jun       Sep       Dec       Mar       Jun
                                                  1999      1999      1999      1999      2000      2000
                                                 -----     -----     -----     -----     -----     -----
Operating Revenue
  Premiums                                        14.9      16.2      13.1      21.0      13.3      16.8
  Surrender charges                                8.6       9.3      10.1       9.8      11.1      11.2
  Expense assessments                            119.8     133.3     142.6     140.5     155.1     155.7
  Other revenue and fees                           3.9       3.2       0.9       6.4       2.2       0.6
  Net investment income                          373.4     370.2     364.5     366.0     362.9     345.8
                                                 -----     -----     -----     -----     -----     -----
       Operating Revenue                         520.7     532.3     531.2     543.7     544.6     530.1
                                                 -----     -----     -----     -----     -----     -----

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      61.9      65.0      55.0      77.2      61.6      65.7
    Interest credited to policy balances         228.2     232.9     230.1     234.1     228.2     219.4
  Underwriting, acquisition,
     insurance and other expenses                138.5     141.0     146.5     134.7     144.5     139.8
  Goodwill amortization                            0.5       0.4       0.6       0.5      (1.5)      0.3
                                                 -----     -----     -----     -----     -----     -----
  Operating Benefits and Expenses                429.1     439.2     432.2     446.5     432.8     425.2
                                                 -----     -----     -----     -----     -----     -----

         Income from Operations Before Tax        91.6      93.0      99.0      97.2     111.8     104.8

  Federal income taxes                            17.2      17.1      23.6      23.5      23.3      20.7
                                                 -----     -----     -----     -----     -----     -----
       Income from Operations                     74.4      75.9      75.4      73.7      88.5      84.1
                                                 -----     -----     -----     -----     -----     -----

  Realized gains (losses) on investments           2.4       0.5      (7.0)     (3.7)      2.7       0.3
  Gains (losses) on derivatives
  Restructuring charges
                                                 -----     -----     -----     -----     -----     -----
 Income before Accounting Changes                 76.8      76.4      68.4      69.9      91.2      84.4
  Cumulative effect of accounting changes
                                                 -----     -----     -----     -----     -----     -----
       Net Income                                 76.8      76.4      68.4      69.9      91.2      84.4
                                                 =====     =====     =====     =====     =====     =====

Inc from Oper -before
    Goodwill  Amortization                        75.0      76.3      76.0      74.2      87.0      84.4

Effective tax rate                               18.8%     18.4%     23.8%     24.2%     20.8%     19.7%

Operating Revenue                                520.7     532.3     531.2     543.7     544.6     530.1
Realized gains (losses) on investments             3.7       0.7     (10.7)     (5.8)      4.2       0.4
Gains (losses) on derivatives
                                                 -----     -----     -----     -----     -----     -----
    Total Revenue                                524.4     533.0     520.5     538.0     548.7     530.5
                                                 =====     =====     =====     =====     =====     =====

Average capital                                 1615.3    1602.4    1471.2    1559.0    1438.4    1647.7
Return on average capital                        18.4%     19.0%     20.5%     18.9%     24.6%     20.4%

---------------------------------------------------------------------------------------------------------

                                                   Sep       Dec       Mar       Jun       Sep       Dec
                                                  2000      2000      2001      2001      2001      2001
                                                 -----     -----     -----     -----     -----     -----
Operating Revenue
  Premiums                                        18.0      16.2      19.1      32.5      13.2      12.7
  Surrender charges                               10.4       9.1       9.1       8.5       6.5       7.2
  Expense assessments                            163.4     154.2     141.6     138.0     132.0     126.2
  Other revenue and fees                           4.6       3.5       1.7       3.9       1.2      10.0
  Net investment income                          349.8     335.0     341.3     339.3     346.6     342.6
                                                 -----     -----     -----     -----     -----     -----
       Operating Revenue                         546.2     518.1     512.8     522.1     499.5     498.7
                                                 -----     -----     -----     -----     -----     -----

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      68.4      59.0      69.8      72.6      66.3      55.3
    Interest credited to policy balances         205.4     213.2     209.4     209.7     217.2     227.5
  Underwriting, acquisition,
     insurance and other expenses                147.9     143.2     134.6     126.0     132.8     131.1
  Goodwill amortization                            0.3       0.3       0.3       0.3       0.3       0.3
                                                 -----     -----     -----     -----     -----     -----
  Operating Benefits and Expenses                421.9     415.7     414.1     408.6     416.6     414.2
                                                 -----     -----     -----     -----     -----     -----

         Income from Operations Before Tax       124.2     102.3      98.7     113.6      82.9      84.5

  Federal income taxes                            21.3      15.9      16.3      22.8      10.4       9.7
                                                 -----     -----     -----     -----     -----     -----
       Income from Operations                    102.9      86.4      82.3      90.8      72.4      74.8
                                                 -----     -----     -----     -----     -----     -----

  Realized gains (losses) on investments          (9.1)      2.8      (1.4)     (6.7)    (13.5)    (20.7)
  Gains (losses) on derivatives                                       (0.1)      0.1      (0.3)      0.1
  Restructuring charges                                               (0.7)     (0.6)      0.0       0.0
                                                 -----     -----     -----     -----     -----     -----
 Income before Accounting Changes                 93.8      89.2      80.2      83.6      58.6      54.2
  Cumulative effect of accounting changes                             (3.6)     (3.7)      0.0       0.0
                                                 -----     -----     -----     -----     -----     -----
       Net Income                                 93.8      89.2      76.6      79.9      58.6      54.2
                                                 =====     =====     =====     =====     =====     =====

Inc from Oper -before
    Goodwill  Amortization                       103.2      86.7      82.6      91.1      72.7      75.1

Effective tax rate                               17.1%     15.6%     16.6%     20.1%     12.6%     11.5%

Operating Revenue                                546.2     518.1     512.8     522.1     499.5     498.7
Realized gains (losses) on investments           (14.1)      4.2      (2.2)    (10.3)    (20.8)    (31.3)
Gains (losses) on derivatives                                         (0.2)      0.2      (0.5)      0.2
                                                 -----     -----     -----     -----     -----     -----
    Total Revenue                                532.1     522.3     510.4     512.1     478.2     467.5
                                                 =====     =====     =====     =====     =====     =====

Average capital                                 1635.2    1686.0    1797.9    1787.1    1902.9    1824.9
Return on average capital                        25.2%     20.5%     18.3%     20.3%     15.2%     16.4%




12/31/01                                                                                                                Page 15

                                                            Annuities Segment
                                                   Annuity Account Value Roll Forward
                                                    Unaudited [Billions of Dollars]

                                                               1997           1998           1999           2000           2001
                                                             ------         ------         ------         ------         ------
Fixed Annuities- Bal Beg-of-Year                             17.634         17.214         18.111         18.210         16.615

  Gross Deposits                                              1.632          1.452          2.563          2.074          3.342
  Withdrawals (incl charges) & deaths                        (2.220)        (2.468)        (2.521)        (3.283)        (2.448)
                                                             ------         ------         ------         ------         ------
      Net cash flows                                         (0.588)        (1.016)         0.042         (1.209)         0.894
  Transfer from (to) var annuities                           (1.336)        (0.356)        (0.783)        (1.329)        (0.428)
  Interest credited                                           0.978          0.994          0.840          0.944          0.923
  Acq of new business/companies                               0.527          1.274
                                                             ------         ------         ------         ------         ------
     Fixed Annuities-Gross                                   17.214         18.111         18.210         16.615         18.004
Reinsurance Ceded                                            (1.757)        (1.606)        (1.419)        (1.221)        (1.514)
                                                             ------         ------         ------         ------         ------
     Fixed Annuities-Bal End -of-Year                        15.458         16.505         16.791         15.394         16.491
                                                             ------         ------         ------         ------         ------
     Fixed Annuities Incremental Deposits *                   1.412          1.265          2.310          1.918          3.213


Variable Annuities-Bal Beg-of-Year                           20.383         27.346         33.358         41.493         39.427

  Gross Deposits                                              2.695          2.791          2.553          3.165          3.067
  Withdrawals (incl charges) & deaths                        (2.038)        (3.019)        (3.760)        (4.830)        (3.856)
                                                             ------         ------         ------         ------         ------
      Net cash flows                                          0.657         (0.228)        (1.207)        (1.665)        (0.789)
  Transfer from (to) fixed annuities                          1.335          0.389          0.787          1.320          0.428
  Invest inc & change in mkt value                            4.971          5.414          8.555         (1.721)        (4.428)
  Acq(sale) of new business/companies                                        0.437
                                                             ------         ------         ------         ------         ------
     Var Annuities-Bal End-of-Year                           27.346         33.358         41.493         39.427         34.638
                                                             ------         ------         ------         ------         ------
     Variable Annuities Incremental Deposits *                2.585          2.641          2.409          2.667          2.624


 Total Annuities - Bal Beg-of-Year                           38.017         44.561         51.469         59.704         56.043

  Gross Deposits                                              4.327          4.244          5.116          5.239          6.409
  Withdrawals (incl charges) & deaths                        (4.258)        (5.487)        (6.281)        (8.113)        (6.304)
                                                             ------         ------         ------         ------         ------
    Net cash flows                                            0.069         (1.244)        (1.165)        (2.874)         0.105
  Transfers                                                  (0.001)         0.033          0.004         (0.009)         0.000
  Interest credited & change in mkt value                     5.949          6.408          9.395         (0.777)        (3.505)
  Acq of new business/companies                               0.527          1.711
                                                             ------         ------         ------         ------         ------
     Total Gross Annuities-Bal End-of-Year                   44.561         51.469         59.704         56.043         52.643
Reinsurance Ceded                                            (1.757)        (1.606)        (1.419)        (1.221)        (1.514)
                                                             ------         ------         ------         ------         ------
Total Annuities (Net of Ceded) - Bal End-of-Year             42.804         49.863         58.284         54.821         51.129
                                                             ======         ======         ======         ======         ======

     Total Annuities Incremental Deposits *                   3.997          3.906          4.719          4.585          5.837

     Var Ann Under Agree - Included above                                    0.649          0.719          0.941          1.077

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.




12/31/01                                                                                     PAGE 16

                                             Annuities Segment
                                     Annuity Account Value Roll Forward
                                      Unaudited [Billions of Dollars]

                                                    Mar      Jun      Sep      Dec      Mar      Jun
                                                   1999     1999     1999     1999     2000     2000
                                                 ------   ------   ------   ------   ------   ------
Fixed Annuities-Bal Beg-of-Quarter               18.111   18.225   18.303   18.406   18.210   17.615

  Gross Deposits                                  0.489    0.654    0.678    0.741    0.589    0.490
  Withdrawals (incl charges) & deaths            (0.579)  (0.593)  (0.567)  (0.782)  (0.875)  (0.796)
                                                 ------   ------   ------   ------   ------   ------
      Net cash flows                             (0.090)   0.061    0.111   (0.040)  (0.287)  (0.307)
  Transfer from (to) var annuities               (0.034)  (0.211)  (0.238)  (0.300)  (0.550)  (0.346)
  Interest credited                               0.238    0.228    0.231    0.144    0.241    0.238
  Acq of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Fixed Annuities-Gross                       18.225   18.303   18.406   18.210   17.615   17.200
Reinsurance Ceded                                (1.569)  (1.524)  (1.473)  (1.419)  (1.371)  (1.316)
                                                 ------   ------   ------   ------   ------   ------
     Fixed Annuities-Bal End-of-Quarter          16.656   16.779   16.934   16.791   16.244   15.884
                                                 ------   ------   ------   ------   ------   ------

     Fixed Annuities Incremental Deposits *       0.462    0.622    0.644    0.582    0.560    0.447


Variable Annuities-Bal Beg-of-Quarter            33.358   34.148   37.233   35.613   41.493   44.640

  Gross Deposits                                  0.635    0.651    0.634    0.634    0.797    0.793
  Withdrawals (incl charges) & deaths            (0.827)  (0.912)  (0.938)  (1.084)  (1.210)  (1.168)
                                                 ------   ------   ------   ------   ------   ------
      Net cash flows                             (0.192)  (0.261)  (0.304)  (0.450)  (0.413)  (0.375)
  Transfer from (to) fixed annuities              0.034    0.213    0.237    0.303    0.549    0.343
  Invest inc & change in mkt value                0.948    3.133   (1.553)   6.027    3.011   (1.511)
  Acq(sale) of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Var Annuities-Bal End-of-Quarter            34.148   37.233   35.613   41.493   44.640   43.097
                                                 ------   ------   ------   ------   ------   ------

     Variable Annuities Incremental Deposits      0.606    0.622    0.589    0.592    0.732    0.699


 Total Annuities -Bal Beg-of-Quarter             51.469   52.373   55.536   54.020   59.704   62.255

  Gross Deposits                                  1.124    1.305    1.312    1.375    1.386    1.283
  Withdrawals (incl charges) & deaths            (1.406)  (1.505)  (1.505)  (1.865)  (2.085)  (1.964)
                                                 ------   ------   ------   ------   ------   ------
    Net cash flows                               (0.282)  (0.200)  (0.193)  (0.490)  (0.700)  (0.682)
  Transfers                                                0.002   (0.001)   0.003   (0.001)  (0.003)
  Interest credited & change in mkt value         1.186    3.361   (1.322)   6.171    3.252   (1.273)
  Acq of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Total Gross Annuities-Bal End-of-Quarter    52.373   55.536   54.020   59.704   62.255   60.297
Reinsurance Ceded                                (1.569)  (1.524)  (1.473)  (1.419)  (1.371)  (1.316)
                                                 ------   ------   ------   ------   ------   ------
Total Annuities (Net of Ceded) - Bal End-of-Qtr  50.804   54.012   52.547   58.284   60.884   58.981
                                                 ======   ======   ======   ======   ======   ======

     Total Annuities Incremental Deposits *       1.068    1.244    1.233    1.174    1.292    1.145

     Var Ann Under Agree - Included above         0.651    0.685    0.639    0.719    0.866    0.868

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Annuity products.


Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                          0.136    0.151    0.147    0.275    0.134    0.126
Withdrawals                                      (0.292)  (0.318)  (0.329)  (0.428)  (0.612)  (0.557)
Net Flows                                        (0.156)  (0.167)  (0.182)  (0.152)  (0.479)  (0.431)

Variable Annuities - including fixed
portion of variable contracts
Deposits                                          0.988    1.154    1.165    1.100    1.252    1.157
Withdrawals                                      (1.114)  (1.187)  (1.176)  (1.438)  (1.473)  (1.408)
Net Flows                                        (0.126)  (0.033)  (0.011)  (0.338)  (0.221)  (0.251)

Fixed Portion of Variable Contracts
Deposits                                          0.353    0.503    0.531    0.466    0.455    0.364
Withdrawals                                      (0.287)  (0.275)  (0.238)  (0.354)  (0.263)  (0.240)
Net Flows                                         0.066    0.228    0.293    0.112    0.192    0.124




                                                    Sep      Dec      Mar      Jun      Sep      Dec
                                                   2000     2000     2001     2001     2001     2001
                                                 ------   ------   ------   ------   ------   ------
Fixed Annuities-Bal Beg-of-Quarter               17.200   16.930   16.615   16.599   16.697   17.317

  Gross Deposits                                  0.513    0.482    0.560    0.668    0.896    1.218
  Withdrawals (incl charges) & deaths            (0.802)  (0.810)  (0.787)  (0.574)  (0.525)  (0.562)
                                                 ------   ------   ------   ------   ------   ------
      Net cash flows                             (0.288)  (0.328)  (0.227)   0.094    0.372    0.656
  Transfer from (to) var annuities               (0.217)  (0.216)  (0.014)  (0.222)   0.021   (0.213)
  Interest credited                               0.235    0.230    0.225    0.226    0.228    0.244
  Acq of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Fixed Annuities-Gross                       16.930   16.615   16.599   16.697   17.317   18.004
Reinsurance Ceded                                (1.270)  (1.221)  (1.169)  (1.146)  (1.266)  (1.514)
                                                 ------   ------   ------   ------   ------   ------
     Fixed Annuities-Bal End-of-Quarter          15.660   15.394   15.430   15.551   16.051   16.491
                                                 ------   ------   ------   ------   ------   ------

     Fixed Annuities Incremental Deposits *       0.464    0.447    0.536    0.611    0.873    1.193


Variable Annuities-Bal Beg-of-Quarter            43.097   42.743   39.427   34.733   36.961   30.506

  Gross Deposits                                  0.729    0.846    0.887    0.703    0.684    0.793
  Withdrawals (incl charges) & deaths            (1.253)  (1.199)  (1.250)  (0.993)  (0.795)  (0.818)
                                                 ------   ------   ------   ------   ------   ------
      Net cash flows                             (0.524)  (0.353)  (0.363)  (0.290)  (0.111)  (0.025)
  Transfer from (to) fixed annuities              0.216    0.212    0.011    0.227   (0.023)   0.213
  Invest inc & change in mkt value               (0.046)  (3.175)  (4.342)   2.291   (6.321)   3.944
  Acq(sale) of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Var Annuities-Bal End-of-Quarter            42.743   39.427   34.733   36.961   30.506   34.638
                                                 ------   ------   ------   ------   ------   ------

     Variable Annuities Incremental Deposits      0.586    0.650    0.683    0.612    0.604    0.725


 Total Annuities -Bal Beg-of-Quarter             60.297   59.673   56.043   51.332   53.658   47.824

  Gross Deposits                                  1.242    1.328    1.447    1.371    1.580    2.011
  Withdrawals (incl charges) & deaths            (2.055)  (2.009)  (2.037)  (1.567)  (1.320)  (1.380)
                                                 ------   ------   ------   ------   ------   ------
    Net cash flows                               (0.812)  (0.681)  (0.590)  (0.196)   0.261    0.631
  Transfers                                      (0.001)  (0.004)  (0.003)   0.005   (0.002)   0.000
  Interest credited & change in mkt value         0.189   (2.945)  (4.117)   2.517   (6.093)   4.188
  Acq of new business/companies
                                                 ------   ------   ------   ------   ------   ------
     Total Gross Annuities-Bal End-of-Quarter    59.673   56.043   51.332   53.658   47.824   52.643
Reinsurance Ceded                                (1.270)  (1.221)  (1.169)  (1.146)  (1.266)  (1.514)
                                                 ------   ------   ------   ------   ------   ------
Total Annuities (Net of Ceded) - Bal End-of-Qtr  58.403   54.821   50.163   52.512   46.558   51.129
                                                 ======   ======   ======   ======   ======   ======

     Total Annuities Incremental Deposits *       1.050    1.097    1.219    1.223    1.477    1.918

     Var Ann Under Agree - Included above         0.962    0.941    0.904    0.975    0.907    1.077

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Annuity products.


Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                          0.114    0.085    0.160    0.329    0.489    0.734
Withdrawals                                      (0.532)  (0.570)  (0.556)  (0.356)  (0.340)  (0.352)
Net Flows                                        (0.417)  (0.485)  (0.396)  (0.027)   0.149    0.382

Variable Annuities - including fixed
portion of variable contracts
Deposits                                          1.128    1.243    1.287    1.042    1.091    1.277
Withdrawals                                      (1.523)  (1.439)  (1.481)  (1.211)  (0.979)  (1.028)
Net Flows                                        (0.395)  (0.196)  (0.194)  (0.169)   0.112    0.249

Fixed Portion of Variable Contracts
Deposits                                          0.399    0.397    0.400    0.339    0.407    0.484
Withdrawals                                      (0.270)  (0.240)  (0.231)  (0.218)  (0.184)  (0.210)
Net Flows                                         0.129    0.157    0.169    0.121    0.223    0.274




12/31/01                                                                                              PAGE 17

                                               Life Insurance Segment
                                        Income Statements & Operational Data
                                           Unaudited [Millions of Dollars]

                                                     1997         1998         1999         2000         2001
                                                  -------      -------      -------      -------      -------
Operating Revenue
  Premiums                                           64.8        185.9        235.8        227.3        212.4
  Surrender charges                                   9.8         52.1         66.3         66.4         66.1
  Mortality assessments                             161.2        350.1        444.6        465.2        499.4
  Expense assessments                                28.6        146.2        165.8        191.8        191.4
  Other revenue and fees                              9.0          2.6          9.8         14.2         17.9
  Net investment income                             268.2        642.6        840.1        871.5        910.2
                                                  -------      -------      -------      -------      -------
       Operating Revenue                            541.5       1379.5       1762.6       1836.4       1897.5
                                                  -------      -------      -------      -------      -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                        143.6        371.2        430.5        411.5        418.5
    Div accum & div to policyholders                 20.4         70.7         81.5         80.8         78.5
    Interest credited to policy bal.                153.0        393.1        493.8        525.4        569.9
  Underwriting, acquisition,
     insurance and other expenses                   172.1        293.1        399.1        384.8        374.7
  Goodwill amortization                               0.1         19.7         23.4         23.7         23.7
                                                  -------      -------      -------      -------      -------
     Operating Benefits and Expenses                489.3       1147.8       1428.2       1426.3       1465.4
                                                  -------      -------      -------      -------      -------

         Income from Operations Before Tax           52.3        231.6        334.3        410.1        432.1

  Federal income taxes                               12.4         82.4        122.3        150.1        153.0
                                                  -------      -------      -------      -------      -------
       Income from Operations*                       39.9        149.2        212.0        259.9        279.0
                                                  -------      -------      -------      -------      -------

  Realized gains (losses) on investments             (0.8)        (1.7)        (0.5)       (10.7)       (38.5)
  Gains(losses) on derivatives                                                                            1.6
  Restructuring charges                               0.0        (20.0)         0.0          0.0         (3.5)
                                                  -------      -------      -------      -------      -------
Income before Accounting Changes                     39.1        127.5        211.5        249.3        238.6
  Cumulative effect of accounting changes                                                                (5.5)
                                                  -------      -------      -------      -------      -------
       Net Income*                                   39.1        127.5        211.5        249.3        233.1
                                                  =======      =======      =======      =======      =======

Inc from Oper -before Goodwill Amort.                40.0        168.9        235.4        283.6        302.7

Effective tax rate                                   23.7%        35.6%        36.6%        36.6%        35.4%

Operating Revenue                                   541.5      1,379.5      1,762.6       1836.4       1897.5
Realized gains (losses) on investments                3.2         (1.0)        (2.2)       (17.4)       (57.6)
Gains(losses) on derivatives                                                                              0.7
                                                  -------      -------      -------      -------      -------
    Total Revenue                                   544.8      1,378.5      1,760.4       1819.0       1840.6
                                                  =======      =======      =======      =======      =======

Average capital                                     384.9       1948.0       2712.3       2640.2       2731.5
Return on average capital                           10.4%         7.7%         7.8%         9.8%        10.2%

--------------------------------------------------------------------------------------------------------------

First Year Premiums by Product (Billions)
    Universal Life                                  0.114        0.233        0.343        0.289        0.293
    Variable Universal Life                         0.053        0.086        0.129        0.209        0.219
    Whole Life                                      0.005        0.020        0.024        0.022        0.026
    Term                                            0.033        0.048        0.046        0.042        0.031
                                                  -------      -------      -------      -------      -------
        Total Retail                                0.205        0.387        0.541        0.562        0.569
    Corporate Owned Life Insurance (COLI)           0.000        0.004        0.015        0.087        0.047
                                                  -------      -------      -------      -------      -------
        Total                                       0.205        0.391        0.556        0.649        0.617
                                                  -------      -------      -------      -------      -------

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                          0.071        0.035        0.188        0.201        0.185
Lincoln Financial Distributors                      0.134        0.356        0.368        0.449        0.431
                                                  -------      -------      -------      -------      -------
    Total by Distribution                           0.205        0.391        0.556        0.649        0.617
                                                  =======      =======      =======      =======      =======

Life Insurance In-Force (Billions)
  Universal Life & Other                           32.827      105.837      109.288      115.872      121.168
  Term Insurance                                   30.337       67.076       85.701      100.130      113.226
                                                  -------      -------      -------      -------      -------
     Total  Life Segment In-Force                  63.164      172.914      194.988      216.002      234.394
                                                  =======      =======      =======      =======      =======

* 2001 income from operations and net income include special charges of $1.1 million after-tax ($1.7 million pre-tax) related to the events of September 11, 2001 (composed of $1.9 million after-tax ($2.9 million pre-tax)
  recorded in the 3rd quarter partially offset by a reversal of $0.8 million after-tax ($1.2 million pre-tax)
  recorded in the 4th quarter as a result of updated information on the previously recorded incurred but unreported claims.




12/31/01                                                                              PAGE 18

                                          Life Insurance Segment
                                   Income Statements & Operational Data
                                     Unaudited [Millions of Dollars]

For the Quarter Ended                        Mar      Jun      Sep      Dec      Mar      Jun
                                            1999     1999     1999     1999     2000     2000
                                         -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                  54.5     57.8     52.4     71.1     53.0     56.3
  Surrender charges                         14.7     16.5     17.1     18.0     16.2     16.5
  Mortality assessments                    108.8    111.4    110.5    113.9    112.2    114.5
  Expense assessments                       39.6     35.4     42.8     48.0     45.3     44.1
  Other revenue and fees                     1.9      1.6      2.4      3.9      3.2      3.6
  Net investment income                    207.9    207.8    209.6    214.8    215.6    215.5
                                         -------  -------  -------  -------  -------  -------
       Operating Revenue                   427.4    430.6    434.9    469.6    445.5    450.5
                                         -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                               103.6    108.7    105.4    112.8     98.4     96.3
    Div accum & div to policyholders        20.3     21.0     19.2     21.0     20.4     18.7
    Interest credited to policy bal.       125.8    123.0    122.8    122.3    126.3    128.7
  Underwriting, acquisition,
     insurance and other expenses           95.7     86.5     99.1    117.8     99.4    100.9
  Goodwill amortization                      5.9      5.0      6.4      6.0      5.9      5.9
                                         -------  -------  -------  -------  -------  -------
     Operating Benefits and Expenses       351.2    344.1    353.0    379.9    350.3    350.6
                                         -------  -------  -------  -------  -------  -------

       Income from Operations Before Tax    76.1     86.5     82.0     89.8     95.2     99.9

  Federal income taxes                      28.1     32.0     29.4     32.8     34.8     37.4

                                         -------  -------  -------  -------  -------  -------
       Income from Operations*              48.1     54.4     52.6     57.0     60.4     62.4
                                         -------  -------  -------  -------  -------  -------

  Realized gains (losses) on investments    (1.8)    (2.9)     1.4      2.8     (2.4)    (4.0)
  Gains (losses) on derivatives
  Restructuring charges
                                         -------  -------  -------  -------  -------  -------
Income before Accounting Changes            46.3     51.5     54.0     59.7     58.1     58.4
  Cumulative effect of accounting changes
                                         -------  -------  -------  -------  -------  -------
       Net Income*                          46.3     51.5     54.0     59.7     58.1     58.4
                                         =======  =======  =======  =======  =======  =======

Inc from Oper -before
    Goodwill Amortization                   54.0     59.5     59.0     63.0     66.3     68.4

Effective tax rate                         36.9%    37.0%    35.9%    36.5%    36.5%    37.5%

Operating Revenue                          427.4    430.6    434.9    469.6    445.5    450.5
Realized gains (losses) on investments      (3.4)    (4.4)     2.1      3.4     (3.8)    (6.3)
Gains (losses) on derivatives
                                         -------  -------  -------  -------  -------  -------
    Total Revenue                          424.0    426.3    437.1    473.1    441.7    444.2
                                         =======  =======  =======  =======  =======  =======

Average capital                           2716.6   2739.4   2707.4   2686.0   2655.3   2615.0
Return on average capital                   7.1%     7.9%     7.8%     8.5%     9.1%     9.6%

-----------------------------------------------------------------------------------------------

First Year Premiums by Product (Billions)

    Universal Life                                  0.081    0.076    0.113    0.072    0.064
    Variable Universal Life                         0.024    0.027    0.052    0.042    0.043
    Whole Life                                      0.005    0.006    0.008    0.004    0.005
    Term                                            0.012    0.010    0.011    0.013    0.012
                                                  -------  -------  -------  -------  -------
        Total Retail                                0.122    0.119    0.184    0.131    0.123
    Corporate Owned Life Insurance (COLI)           0.007    0.002    0.004    0.013    0.019
                                                  -------  -------  -------  -------  -------
        Total                              0.119    0.128    0.121    0.188    0.144    0.142
                                         -------  -------  -------  -------  -------  -------

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                 0.041    0.035    0.039    0.073    0.046    0.037
Lincoln Financial Distributors             0.078    0.093    0.082    0.115    0.098    0.105
                                         -------  -------  -------  -------  -------  -------
    Total by Distribution                  0.119    0.128    0.121    0.188    0.144    0.142
                                         -------  -------  -------  -------  -------  -------

Insurance In-Force (Billions)
  Universal Life & Other                 105.090  106.047  106.945  109.288  108.817  110.448
  Term Insurance                          73.452   78.431   81.963   85.701   92.857   97.039
                                         -------  -------  -------  -------  -------  -------
     Total Segment In-Force              178.542  184.478  188.908  194.988  201.674  207.487
                                         =======  =======  =======  =======  =======  =======




                                       Life Insurance Segment (Continued)
                                      Income Statements & Operational Data
                                         Unaudited [Millions of Dollars]


For the Quarter Ended                        Sep      Dec      Mar      Jun      Sep      Dec
                                            2000     2000     2001     2001     2001     2001
                                         -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                  50.9     67.1     50.9     50.7     46.4     64.4
  Surrender charges                         13.8     19.9     17.2     13.5     15.6     19.9
  Mortality assessments                    116.3    122.1    124.3    124.8    124.7    125.5
  Expense assessments                       46.9     55.5     47.4     45.3     46.0     52.8
  Other revenue and fees                     3.8      3.7      5.1      3.8      3.0      6.0
  Net investment income                    220.6    219.7    223.0    227.4    233.2    226.6
                                         -------  -------  -------  -------  -------  -------
       Operating Revenue                   452.4    488.0    467.9    465.5    468.9    495.2
                                         -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                95.8    121.0     99.9    103.5    102.3    112.9
    Div accum & div to policyholders        16.4     25.3     17.5     19.0     16.5     25.4
    Interest credited to policy bal.       134.0    136.5    138.3    141.2    143.5    146.9
  Underwriting, acquisition,
     insurance and other expenses           94.9     89.6     98.8     92.0     92.5     91.4
  Goodwill amortization                      5.9      5.9      5.9      5.9      5.9      5.9
                                         -------  -------  -------  -------  -------  -------
     Operating Benefits and Expenses       347.0    378.4    360.5    361.7    360.8    382.5
                                         -------  -------  -------  -------  -------  -------

       Income from Operations Before Tax   105.4    109.6    107.4    103.8    108.1    112.7

  Federal income taxes                      38.9     39.0     38.8     36.7     38.1     39.5

                                         -------  -------  -------  -------  -------  -------
       Income from Operations*              66.5     70.6     68.6     67.1     70.1     73.2
                                         -------  -------  -------  -------  -------  -------

  Realized gains (losses) on investments     1.0     (5.2)    (5.4)    (6.4)    (5.3)   (21.3)
  Gains (losses) on derivatives                               (0.0)     0.1     (0.0)     1.5
  Restructuring charges                                                (2.0)             (1.5)
                                         -------  -------  -------  -------  -------  -------
Income before Accounting Changes            67.4     65.4     63.2     58.8     64.7     51.9
  Cumulative effect of accounting changes                     (0.2)    (5.3)     0.0     (0.0)
                                         -------  -------  -------  -------  -------  -------
       Net Income*                          67.4     65.4     62.9     53.5     64.7     51.9
                                         =======  =======  =======  =======  =======  =======

Inc from Oper -before
    Goodwill  Amortization                  72.4     76.5     74.5     73.0     76.0     79.1

Effective tax rate                          36.9%    35.6%    36.1%    35.3%    35.2%    35.0%

Operating Revenue                          452.4    488.0    467.9    465.5    468.9    495.2
Realized gains (losses) on investments       0.8     (8.1)    (8.2)   (10.0)    (8.2)   (31.1)
Gains (losses) on derivatives                                 (0.0)     0.2     (0.1)     0.6
                                         -------  -------  -------  -------  -------  -------
    Total Revenue                          453.2    479.9    459.6    455.7    460.6    464.7
                                         =======  =======  =======  =======  =======  =======

Average capital                           2650.5   2640.0   2729.8   2715.7   2736.3   2744.4
Return on average capital                   10.0%    10.7%    10.1%     9.9%    10.2%    10.7%

-----------------------------------------------------------------------------------------------

First Year Premiums by Product (Billions)

    Universal Life                         0.072    0.081    0.058    0.070    0.067    0.098
    Variable Universal Life                0.052    0.072    0.053    0.050    0.047    0.069
    Whole Life                             0.006    0.008    0.004    0.005    0.007    0.010
    Term                                   0.009    0.008    0.006    0.007    0.008    0.009
                                         -------  -------  -------  -------  -------  -------
        Total Retail                       0.139    0.169    0.122    0.133    0.129    0.186
    Corporate Owned Life Insurance (COLI)  0.006    0.049    0.007    0.021    0.005    0.014
                                         -------  -------  -------  -------  -------  -------
        Total                              0.145    0.218    0.129    0.154    0.134    0.200
                                         -------  -------  -------  -------  -------  -------

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                 0.051    0.066    0.036    0.046    0.038    0.064
Lincoln Financial Distributors             0.094    0.152    0.092    0.107    0.096    0.136
                                         -------  -------  -------  -------  -------  -------
    Total by Distribution                  0.145    0.218    0.129    0.154    0.134    0.200
                                         -------  -------  -------  -------  -------  -------

Insurance In-Force (Billions)
  Universal Life & Other                 112.884  115.872  116.747  118.007  119.029  121.168
  Term Insurance                          98.424  100.130  102.467  105.265  108.723  113.226
                                         -------  -------  -------  -------  -------  -------
     Total Segment In-Force              211.308  216.002  219.214  223.272  227.751  234.394
                                         =======  =======  =======  =======  =======  =======


* Third quarter 2001 income from operations and net income include special charges of $1.9 million after-tax ($2.9 million pre-tax) related to the events of September 11, 2001 and 4th quarter results include a reversal of $0.8 million after-tax ($1.2 million pre-tax) which resulted from updated information on previously recorded incurred but unreported claims for September 11.




12/31/01                                                                                                      PAGE 19

                                                  Life Insurance Segment
                                         Life Insurance Account Value Roll Forward
                                              Unaudited [Billions of Dollars]

                                                         1997          1998          1999          2000          2001
                                                       ------        ------        ------        ------        ------
Universal Life-Bal Beg-of-Year                          2.530         2.558         6.259         6.650         6.976

  Deposits                                              0.278         0.675         1.017         0.955         1.043
  Withdrawals & deaths                                 (0.399)       (0.701)       (0.452)       (0.426)       (0.319)
                                                       ------        ------        ------        ------        ------
      Net cash flows                                   (0.121)       (0.026)        0.564         0.528         0.724
  Policyholder assessments                                                         (0.544)       (0.584)       (0.598)
  Interest credited                                     0.149         0.350         0.370         0.382         0.405
  Acq of new business/companies                         0.000         3.378         0.000         0.000         0.000
                                                       ------        ------        ------        ------        ------
     Universal Life-Bal End of Year (1)                 2.558         6.259         6.650         6.976         7.508
                                                       ------        ------        ------        ------        ------

Variable Universal Life-Bal Beg-of-Year                 0.339         0.480         1.200         1.605         1.808

  Deposits                                              0.106         0.193         0.326         0.607         0.584
  Withdrawals & deaths                                 (0.040)       (0.100)       (0.099)       (0.132)       (0.251)
                                                       ------        ------        ------        ------        ------
      Net cash flows                                    0.065         0.093         0.228         0.475         0.332
  Policyholder assessments                                            0.000        (0.084)       (0.141)       (0.170)
  Invest inc & chg in mkt value                         0.076         0.105         0.370        (0.130)       (0.225)
  Acq of new business/transfers between segments        0.000         0.522        (0.110)        0.000         0.000
                                                       ------        ------        ------        ------        ------
      Variable Universal Life -Bal End-of-Year          0.480         1.200         1.605         1.808         1.746
                                                       ------        ------        ------        ------        ------

Interest Sensitive Whole Life - Bal Beg-of-Year                                     1.784         1.963         2.062

  Deposits                                                            0.340         0.355         0.322         0.307
  Withdrawals & deaths                                               (0.294)       (0.162)       (0.168)       (0.200)
                                                                     ------        ------        ------        ------
      Net cash flows                                                  0.046         0.193         0.154         0.107
  Policyholder assessments                                                         (0.168)       (0.168)       (0.164)
  Interest credited                                                   0.096         0.109         0.113         0.118
  Acq of new business/companies                                       1.642         0.045
                                                                     ------        ------        ------        ------
     Int Sensitive Whole Life-Bal End -of -Year                       1.784         1.963         2.062         2.123

---------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                         2.869         3.038         9.243        10.217        10.847

  Deposits                                              0.384         1.207         1.698         1.884         1.934
  Withdrawals & deaths                                 (0.439)       (1.095)       (0.713)       (0.727)       (0.771)
                                                       ------        ------        ------        ------        ------
      Net cash flows                                   (0.056)        0.113         0.985         1.158         1.163
  Policyholder assessments                                                         (0.795)       (0.893)       (0.931)
  Invest inc & change in market value                   0.225         0.551         0.849         0.364         0.299
  Acq(sale) of new business/companies                                 5.542        (0.065)
                                                       ------        ------        ------        ------        ------
     Total Segment -Bal End-of-Year                     3.038         9.243        10.217        10.847        11.377
                                                       ======        ======        ======        ======        ======

(1) Includes fixed investment option of VUL products.




12/31/01                                                                                                     PAGE 20

                                                    Life Insurance Segment
                                         Life Insurance Account Value Roll Forward
                                               Unaudited [Billions of Dollars]

For the Quarter Ended                                     Mar        Jun        Sep        Dec        Mar        Jun
                                                         1999       1999       1999       1999       2000       2000
                                                       ------     ------     ------     ------     ------     ------
Universal Life-Bal Beg-of-Quarter                       6.259      6.374      6.434      6.519      6.650      6.729

  Deposits                                              0.234      0.238      0.239      0.306      0.252      0.212
  Withdrawals & deaths                                 (0.067)    (0.152)    (0.109)    (0.124)    (0.121)    (0.111)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.167      0.086      0.129      0.182      0.131      0.101
  Policyholder assessments                             (0.130)    (0.133)    (0.136)    (0.145)    (0.145)    (0.143)
  Interest credited                                     0.079      0.107      0.091      0.093      0.093      0.095
  Acq of new business/companies                                                          0.000                 0.000
                                                       ------     ------     ------     ------     ------     ------
     Universal Life-Bal End-of-Quarter (1)              6.374      6.434      6.519      6.650      6.729      6.782
                                                       ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter              1.200      1.177      1.298      1.285      1.605      1.771

  Deposits                                              0.077      0.068      0.074      0.107      0.112      0.128
  Withdrawals & deaths                                 (0.011)    (0.013)    (0.049)    (0.025)    (0.019)    (0.028)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.066      0.055      0.025      0.082      0.093      0.100
  Policyholder assessments                             (0.020)    (0.020)    (0.020)    (0.024)    (0.032)    (0.033)
  Invest inc & chg in mkt value                         0.040      0.087     (0.018)     0.262      0.105     (0.074)
  Acq of new business/transfers between segments       (0.110)                           0.000
                                                       ------     ------     ------     ------     ------     ------
      Variable Universal Life -Bal End-of-Quarter       1.177      1.298      1.285      1.605      1.771      1.764
                                                       ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter      1.784      1.865      1.895      1.922      1.963      1.970

  Deposits                                              0.083      0.073      0.086      0.113      0.060      0.071
  Withdrawals & deaths                                 (0.039)    (0.030)    (0.044)    (0.050)    (0.042)    (0.037)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.044      0.044      0.043      0.062      0.018      0.034
  Policyholder assessments                             (0.039)    (0.039)    (0.042)    (0.048)    (0.039)    (0.040)
  Interest credited                                     0.030      0.025      0.027      0.026      0.028      0.028
  Acq of new business/companies                         0.045
                                                       ------     ------     ------     ------     ------     ------
     Int Sensitive Whole Life-Bal End-of-Quarter        1.865      1.895      1.922      1.963      1.970      1.993
                                                       ------     ------     ------     ------     ------     ------

--------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                      9.243      9.416      9.628      9.726     10.217     10.470

  Deposits                                              0.394      0.379      0.399      0.526      0.424      0.411
  Withdrawals & deaths                                 (0.117)    (0.195)    (0.202)    (0.199)    (0.182)    (0.176)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.277      0.185      0.197      0.327      0.242      0.235
  Policyholder assessments                             (0.189)    (0.192)    (0.198)    (0.216)    (0.215)    (0.216)
  Invest inc & change in market value                   0.149      0.219      0.100      0.381      0.227      0.048
  Acq(sale) of new business/companies                  (0.065)     0.000      0.000      0.000      0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
     Total Segment -Bal End-of-Quarter                  9.416      9.628      9.726     10.217     10.470     10.538
                                                       ======     ======     ======     ======     ======     ======


                                             Life Insurance Segment (Continued)
                                         Life Insurance Account Value Roll Forward
                                               Unaudited [Billions of Dollars]

For the Quarter Ended                                     Sep        Dec        Mar        Jun        Sep        Dec
                                                         2000       2000       2001       2001       2001       2001
                                                       ------     ------     ------     ------     ------     ------
Universal Life-Bal Beg-of-Quarter                       6.782      6.878      6.976      7.063      7.216      7.315

  Deposits                                              0.227      0.265      0.227      0.270      0.233      0.314
  Withdrawals & deaths                                 (0.080)    (0.114)    (0.091)    (0.071)    (0.085)    (0.073)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.146      0.151      0.136      0.199      0.147      0.241
  Policyholder assessments                             (0.146)    (0.150)    (0.147)    (0.147)    (0.150)    (0.153)
  Interest credited                                     0.096      0.097      0.098      0.100      0.102      0.105
  Acq of new business/companies                         0.000
                                                       ------     ------     ------     ------     ------     ------
     Universal Life-Bal End-of-Quarter (1)              6.878      6.976      7.063      7.216      7.315      7.508
                                                       ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter              1.764      1.812      1.808      1.633      1.766      1.527

  Deposits                                              0.123      0.245      0.136      0.138      0.124      0.186
  Withdrawals & deaths                                 (0.037)    (0.048)    (0.049)    (0.060)    (0.055)    (0.088)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.085      0.197      0.087      0.078      0.069      0.098
  Policyholder assessments                             (0.036)    (0.041)    (0.041)    (0.041)    (0.042)    (0.045)
  Invest inc & chg in mkt value                        (0.001)    (0.160)    (0.221)     0.096     (0.266)     0.166
  Acq of new business/transfers between segments        0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
      Variable Universal Life -Bal End-of-Quarter       1.812      1.808      1.633      1.766      1.527      1.746
                                                       ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter      1.993      2.026      2.062      2.068      2.084      2.096

  Deposits                                              0.079      0.113      0.056      0.069      0.077      0.105
  Withdrawals & deaths                                 (0.033)    (0.056)    (0.041)    (0.043)    (0.054)    (0.061)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.045      0.057      0.014      0.027      0.022      0.044
  Policyholder assessments                             (0.040)    (0.050)    (0.037)    (0.040)    (0.041)    (0.047)
  Interest credited                                     0.027      0.029      0.028      0.030      0.030      0.030
  Acq of new business/companies
                                                       ------     ------     ------     ------     ------     ------
     Int Sensitive Whole Life-Bal End-of-Quarter        2.026      2.062      2.068      2.084      2.096      2.123
                                                       ------     ------     ------     ------     ------     ------

--------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                     10.538     10.716     10.847     10.764     11.066     10.939

  Deposits                                              0.428      0.622      0.418      0.477      0.434      0.605
  Withdrawals & deaths                                 (0.151)    (0.218)    (0.181)    (0.173)    (0.195)    (0.222)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.277      0.404      0.237      0.304      0.239      0.383
  Policyholder assessments                             (0.221)    (0.241)    (0.225)    (0.228)    (0.232)    (0.246)
  Invest inc & change in market value                   0.123     (0.033)    (0.094)     0.226     (0.134)     0.301
  Acq(sale) of new business/companies                   0.000      0.000      0.000      0.000      0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
     Total Segment -Bal End-of-Quarter                 10.716     10.847     10.764     11.066     10.939     11.377
                                                       ======     ======     ======     ======     ======     ======

(1) Includes fixed investment option of VUL products.




12/31/2001                                                                                                       PAGE 21

                                                    Investment Management
                                                      Income Statements
                                               Unaudited [Millions of Dollars]

For the Year Ended December 31                                                 1997     1998     1999     2000      2001
                                                                             ------   ------   ------   ------    ------

Operating Revenue
  Investment advisory fees - External                                         229.9    249.0    248.6    231.6     197.2
  Investment advisory fees - Insurance Assets                                  68.5     82.5     83.6     88.9      87.5
  Other revenue and fees                                                       76.3     92.5    106.6    115.9      99.2
  Net investment income                                                        72.8     67.0     56.9     57.7      53.6
                                                                             ------   ------   ------   ------    ------
       Operating Revenue                                                      447.5    491.0    495.6    494.2     437.4
                                                                             ------   ------   ------   ------    ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                              396.1    401.5    384.3    408.7     397.8
  Goodwill amortization                                                        15.5     16.3     16.2     16.2      16.2
  Interest on notes payable                                                     0.1      0.4      0.0      0.0       0.0
                                                                             ------   ------   ------   ------    ------
     Operating Benefits and Expenses                                          411.8    418.2    400.5    425.0     414.1
                                                                             ------   ------   ------   ------    ------

         Income from Operations Before Tax                                     35.8     72.8     95.1     69.2      23.4

  Federal income taxes                                                         17.7     28.9     34.1     25.1       8.7
                                                                             ------   ------   ------   ------    ------

       Income from Operations                                                  18.1     43.9     61.0     44.1      14.6
                                                                             ------   ------   ------   ------    ------

  Realized gains (losses) on investments                                        7.0      0.5     (0.1)    (2.5)     (2.4)
  Gains (losses) on derivatives                                                                                      0.0
  Restructuring charges                                                         0.0      0.0     (9.2)    (4.6)     (0.4)
                                                                             ------   ------   ------   ------    ------
Income before Accounting Changes                                               25.1     44.4     51.6     37.0      11.9
                                                                             ------   ------   ------   ------    ------
  Cumulative effect of accounting changes                                                                           (0.1)
       Net Income                                                              25.1     44.4     51.6     37.0      11.8
                                                                             ======   ======   ======   ======    ======

Income from Operations- before Goodwill Amortization                           33.6     60.3     77.2     60.3      30.9
Income from Operations - before Goodwill & Intang. Amort                       45.2     72.6     88.7     70.9      37.9

Operating Revenue                                                             447.5    491.0    495.6    494.2     437.4
Realized gains (losses) on investments                                         11.6      0.9     (0.1)    (3.9)     (3.7)
Gains (losses) on derivatives
                                                                             ------   ------   ------   ------    ------
    Total Revenue                                                             459.1    491.9    495.5    490.3     433.7
                                                                             ======   ======   ======   ======    ======

  Average Capital (Securities at Cost)                                        653.3    642.3    593.9    575.2     543.7
  Return on Capital                                                            2.8%     6.8%    10.3%     7.7%      2.7%

------------------------------------------------------------------------------------------------------------------------

For the Quarter Ended                                                        Mar     Jun     Sep     Dec     Mar     Jun
                                                                            1999    1999    1999    1999    2000    2000
                                                                          ------  ------  ------  ------  ------  ------
Operating Revenue
  Investment advisory fees - External                                       65.1    62.5    60.7    60.3    60.0    57.9
  Investment advisory fees - Insurance Assets                               21.0    20.7    19.9    22.1    21.0    22.3
  Other revenue and fees                                                    25.6    26.3    24.9    29.8    31.9    31.0
  Net investment income                                                     14.9    14.1    13.9    13.9    13.0    12.6
                                                                          ------  ------  ------  ------  ------  ------

 Operating Revenue                                                         126.6   123.6   119.3   126.1   126.0   123.8
                                                                          ------  ------  ------  ------  ------  ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                            97.8    97.3    92.8    96.3   102.5    99.3
  Goodwill amortization                                                      4.1     4.1     4.1     4.1     4.1     4.1
  Interest on notes payable                                                  0.0     0.0     0.0     0.0     0.0     0.0

                                                                          ------  ------  ------  ------  ------  ------
    Operating Benefits & Expenses                                          101.9   101.4    96.8   100.4   106.6   103.3
                                                                          ------  ------  ------  ------  ------  ------

         Income from Operations Before Tax                                  24.7    22.2    22.5    25.7    19.4    20.5

  Federal income taxes                                                       9.4     7.9     7.7     9.1     7.0     7.4

                                                                          ------  ------  ------  ------  ------  ------
       Income from Operations                                               15.4    14.3    14.7    16.5    12.4    13.1
                                                                          ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                                     0.2    (0.3)   (0.3)    0.4    (0.1)   (2.0)
  Gains (losses) on derivatives
  Restructuring charges                                                    (12.1)    0.0     0.0     2.9     0.0    (2.7)
                                                                          ------  ------  ------  ------  ------  ------
Income before Accounting Changes                                             3.4    14.0    14.4    19.8    12.3     8.4
  Cumulative effect of accounting changes
                                                                          ------  ------  ------  ------  ------  ------
       Net Income                                                            3.4    14.0    14.4    19.8    12.3     8.4
                                                                          ======  ======  ======  ======  ======  ======

Inc from Oper -before                                                       19.4    18.4    18.8    20.6    16.5    17.1
    Goodwill  Amortization
Inc from Oper -before
    Goodwill  & Intang. Amort                                               22.4    21.3    21.7    23.3    19.4    19.7

Operating Revenue                                                          126.6   123.6   119.3   126.1   126.0   123.8
Realized gains (losses) on investments                                       0.2    (0.4)   (0.5)    0.6    (0.2)   (3.1)
Gains (losses) on derivatives
                                                                          ------  ------  ------  ------  ------  ------
    Total Revenue                                                          126.8   123.2   118.8   126.6   125.8   120.7
                                                                          ======  ======  ======  ======  ======  ======

  Average Capital (Securities at Cost)                                     612.6   591.6   587.2   584.2   581.5   593.0
  Return on Capital                                                        10.0%    9.7%   10.0%   11.3%    8.6%    8.8%
                                                                          ------  ------  ------  ------  ------  ------



For the Quarter Ended                                                        Sep     Dec     Mar     Jun     Sep     Dec
                                                                            2000    2000    2001    2001    2001    2001
                                                                          ------  ------  ------  ------  ------  ------
Operating Revenue
  Investment advisory fees - External                                       56.9    56.7    50.5    51.1    46.2    49.3
  Investment advisory fees - Insurance Assets                               22.5    23.1    22.1    21.6    21.8    22.0
  Other revenue and fees                                                    26.4    26.6    26.3    25.7    23.9    23.4
  Net investment income                                                     18.3    13.8    14.1    13.0    13.6    12.8
                                                                          ------  ------  ------  ------  ------  ------

 Operating Revenue                                                         124.1   120.2   113.0   111.4   105.5    107.6
                                                                          ------  ------  ------  ------  ------  ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                           103.9   103.0   104.7   101.6    95.1    96.4
  Goodwill amortization                                                      4.1     4.1     4.1     4.1     4.1     4.1
  Interest on notes payable                                                  0.0    (0.0)    0.0     0.0     0.0     0.0

                                                                          ------  ------  ------  ------  ------  ------
    Operating Benefits & Expenses                                          107.9   107.1   108.8   105.7    99.2   100.4
                                                                          ------  ------  ------  ------  ------  ------

         Income from Operations Before Tax                                  16.2    13.1     4.2     5.7     6.3     7.1

  Federal income taxes                                                       6.3     4.4     1.8     2.0     2.9     2.1

                                                                          ------  ------  ------  ------  ------  ------
       Income from Operations                                                9.9     8.7     2.4     3.7     3.5     5.1
                                                                          ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                                    (0.2)   (0.2)   (0.5)   (0.7)   (0.5)   (0.7)
  Gains (losses) on derivatives                                                              0.0     0.0     0.0     0.0
  Restructuring charges                                                      0.0    (1.9)    0.0     0.0     0.0    (0.4)
                                                                          ------  ------  ------  ------  ------  ------
Income before Accounting Changes                                             9.7     6.6     2.0     3.0     2.9     4.0
  Cumulative effect of accounting changes                                                    0.0    (0.1)    0.0     0.0
                                                                          ------  ------  ------  ------  ------  ------
       Net Income                                                            9.7     6.6     2.0     2.9     2.9     4.0
                                                                          ======  ======  ======  ======  ======  ======

Inc from Oper -before                                                       14.0    12.7     6.5     7.7     7.5     9.1
    Goodwill  Amortization
Inc from Oper -before
    Goodwill & Intang. Amort                                                16.6    15.2     9.1     9.2     9.0    10.6

Operating Revenue                                                          124.1   120.2   113.0   111.4   105.5   107.6
Realized gains (losses) on investments                                      (0.4)   (0.3)   (0.7)   (1.1)   (0.8)   (1.1)
Gains (losses) on derivatives                                                                                        0.0
                                                                          ------  ------  ------  ------  ------  ------
    Total Revenue                                                          123.8   120.0   112.3   110.3   104.7   106.5
                                                                          ======  ======  ======  ======  ======  ======

  Average Capital (Securities at Cost)                                     567.7   558.5   548.3   542.8   543.1   540.6
  Return on Capital                                                         7.0%    6.2%    1.8%    2.7%    2.5%    3.8%
                                                                          ------  ------  ------  ------  ------  ------





12/31/01                                                                                                                  PAGE 22

                                                          Investment Management
                                                  Assets Under Management Roll Forward
                                                     Unaudited [Billions of Dollars]

                                                        1997             1998             1999             2000             2001
                                                      ------          -------           ------           ------           ------
Retail Fixed - Bal Beg-of-Year                         5.853            8.125            8.217            7.424            6.499

  Fund Sales                                           0.961            1.165            0.991            0.712            0.825
  Redemptions                                         (1.271)          (1.235)          (1.424)          (1.365)          (1.024)
  Net Money Market                                    (0.069)          (0.140)          (0.110)          (0.207)          (0.047)
  Transfers                                           (0.220)           0.132            0.177           (0.159)           0.394
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                (0.599)          (0.078)          (0.366)          (1.019)           0.148
  Income Retained                                      0.276            0.291            0.276            0.240            0.223
  Market Apprec/Deprec                                 0.049           (0.121)          (0.704)          (0.146)           0.103
  Acq of New Company/Business                          2.547
                                                      ------          -------           ------           ------           ------
      Balance  End-of-Year                             8.125            8.217            7.424            6.499            6.973
                                                      ------          -------           ------           ------           ------

Retail Equity - Bal Beg-of-Year                       13.152           17.754           22.080           23.383           21.174

  Fund Sales                                           2.953            3.581            3.271            4.048            2.702
  Redemptions                                         (1.926)          (2.460)          (4.971)          (4.369)          (2.780)
  Net Money Market                                     0.000           (0.002)          (0.001)           0.001            0.000
  Transfers                                            0.209            0.730           (0.143)          (0.178)          (0.530)
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                 1.236            1.849           (1.844)          (0.498)          (0.608)
  Income Retained                                      0.005            0.220            0.120            0.083            0.093
  Market Apprec/Deprec                                 3.317            2.256            3.028           (1.793)          (3.013)
  Acq of New Company/Business                          0.043
                                                      ------          -------           ------           ------           ------
      Balance at End-of-Year                          17.754           22.080           23.383           21.174           17.646
                                                      ------          -------           ------           ------           ------

Total Retail - Bal Beg-of-Year                        19.006           25.879           30.297           30.807           27.674

  Retail Sales-Annuities                               2.163            2.238            1.561            1.726            1.449
  Retail Sales-Mutual Funds                            1.218            1.913            2.153            2.452            1.357
  Retail Sales-Wrap & Other                            0.533            0.596            0.550            0.581            0.721
                                                      ------          -------           ------           ------           ------
        Total Retail Sales                             3.914            4.745            4.264            4.760            3.527
  Redemptions                                         (3.197)          (3.694)          (6.396)          (5.733)          (3.805)
  Net Money Market                                    (0.068)          (0.141)          (0.111)          (0.206)          (0.047)
  Transfers                                           (0.011)           0.862            0.034           (0.337)          (0.136)
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                 0.637            1.772           (2.209)          (1.517)          (0.461)
  Income Retained                                      0.281            0.511            0.396            0.323            0.316
  Market Apprec/Deprec                                 3.366            2.136            2.324           (1.939)          (2.910)
  Acq of New Company/Business                          2.590
                                                      ------          -------           ------           ------           ------
      Balance at End-of-Year                          25.879           30.297           30.807           27.674           24.619
                                                      ------          -------           ------           ------           ------

--------------------------------------------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg-of-Year                  3.580            5.708            6.955            6.937            6.111

  Inflows                                              2.509            2.169            2.000            0.771            0.643
  Withdrawals/Terminations                            (0.787)          (1.242)          (1.699)          (1.973)          (1.228)
  Transfers                                            0.013           (0.074)          (0.001)          (0.005)           0.017
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                 1.735            0.853            0.300           (1.207)          (0.568)
  Income Retained                                      0.225            0.333            0.346            0.294            0.185
  Market Apprec/Deprec                                 0.118            0.061           (0.665)           0.087           (0.238)
  Acq of New Company/Business                          0.051
                                                      ------          -------           ------           ------           ------
      Balance at End-of-Year                           5.708            6.955            6.937            6.111            5.490
                                                      ------          -------           ------           ------           ------

Institutional Equity - Bal Beg-of-Year                22.886           24.871           24.235           23.630           19.111

  Inflows                                              2.465            3.840            5.248            2.730            3.182
  Withdrawals/Terminations                            (6.447)          (7.441)          (7.801)          (7.209)          (2.878)
  Transfers                                           (0.068)           0.047            0.011           (0.008)           0.036
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                (4.049)          (3.555)          (2.542)          (4.487)           0.340
  Income Retained                                      0.491            0.473            0.482            0.449            0.376
  Market Apprec/Deprec                                 5.544            2.446            1.453           (0.481)          (2.014)
  Acq of New Company/Business
                                                      ------          -------           ------           ------           ------
      Balance at End-of-Year                          24.871           24.235           23.630           19.111           17.813
                                                      ------          -------           ------           ------           ------

Total Institutional - Bal Beg-of-Year                 26.465           30.579           31.191           30.567           25.222

  Inflows                                              4.975            6.009            7.249            3.501            3.825
  Withdrawals/Terminations                            (7.234)          (8.683)          (9.500)          (9.182)          (4.106)
  Transfers                                           (0.055)          (0.027)           0.011           (0.014)           0.053
                                                      ------          -------           ------           ------           ------
        Net Cash Flows                                (2.314)          (2.702)          (2.240)          (5.694)          (0.228)
  Income Retained                                      0.716            0.806            0.829            0.743            0.561
  Market Apprec/Deprec                                 5.662            2.508            0.789           (0.394)          (2.252)
  Acq of New Company/Business                          0.051
                                                      ------          -------           ------           ------           ------
      Balance at End-of-Year                          30.579           31.191           30.567           25.222           23.303
                                                      ------          -------           ------           ------           ------

Total Retail/Institutional - At End-of-Year           56.458           61.488           61.374           52.895           47.922
                                                      ------          -------           ------           ------           ------

Insurance Assets - At End-of-Year                     35.684           39.432           35.934           35.686           38.119
                                                      ------          -------           ------           ------           ------

Total Assets Under Management
   At End-of-Year                                     92.142          100.920           97.308           88.581           86.041
                                                      ======          =======           ======           ======           ======




12/31/01                                                                        PAGE 23

                                      Investment Management
                              Assets Under Management Roll Forward
                                Unaudited [Billions of Dollars]



                                       Mar      Jun      Sep      Dec      Mar      Jun
                                      1999     1999     1999     1999     2000     2000
                                    ------   ------   ------   ------   ------   ------

Retail Fixed - Bal-Beg-of-Qtr        8.217    8.233    7.945    7.680    7.424    6.964

  Fund Sales                         0.316    0.263    0.231    0.181    0.146    0.152
  Redemptions                       (0.313)  (0.366)  (0.342)  (0.403)  (0.444)  (0.328)
  Net Money Market                  (0.019)  (0.033)  (0.029)  (0.030)  (0.067)  (0.058)
  Transfers                          0.032   (0.043)   0.034    0.154   (0.095)  (0.045)
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows               0.016   (0.179)  (0.106)  (0.098)  (0.460)  (0.279)
  Income Retained                    0.066    0.074    0.069    0.067    0.061    0.063
  Market Apprec/Deprec              (0.067)  (0.185)  (0.228)  (0.225)  (0.062)  (0.082)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr          8.233    7.945    7.680    7.424    6.964    6.667
                                    ------   ------   ------   ------   ------   ------

Retail Equity - Bal-Beg-of-Qtr      22.080   21.798   22.340   20.873   23.383   24.102

  Fund Sales                         0.856    0.790    0.730    0.894    1.220    0.868
  Redemptions                       (1.030)  (1.957)  (0.865)  (1.120)  (1.550)  (0.971)
  Net Money Market                   0.000   (0.001)   0.000    0.000    0.000    0.000
  Transfers                         (0.034)   0.036   (0.060)  (0.086)  (0.096)   0.018
                                    ------   ------   ------   ------   ------   ------

        Net Cash Flows              (0.208)  (1.132)  (0.195)  (0.312)  (0.426)  (0.085)
  Income Retained                    0.053    0.061    0.007    0.000    0.033    0.021
  Market Apprec/Deprec              (0.128)   1.614   (1.279)   2.822    1.112   (0.908)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         21.798   22.340   20.873   23.383   24.102   23.129
                                    ------   ------   ------   ------   ------   ------

Total Retail - Bal-Beg-of-Qtr       30.297   30.031   30.285   28.553   30.807   31.066

  Retail Sales-Annuities             0.428    0.393    0.332    0.409    0.379    0.358
  Retail Sales-Mutual Funds          0.565    0.487    0.514    0.587    0.840    0.556
  Retail Sales-Wrap & Other          0.182    0.173    0.116    0.079    0.148    0.106
                                    ------   ------   ------   ------   ------   ------
    Total Retail Sales               1.175    1.053    0.962    1.075    1.367    1.020
  Redemptions                       (1.343)  (2.323)  (1.207)  (1.523)  (1.995)  (1.299)
  Net Money Market                  (0.019)  (0.033)  (0.029)  (0.030)  (0.067)  (0.058)
  Transfers                         (0.001)  (0.006)  (0.027)   0.068   (0.191)  (0.026)
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.188)  (1.309)  (0.301)  (0.410)  (0.886)  (0.363)
  Income Retained                    0.119    0.134    0.076    0.067    0.095    0.083
  Market Apprec/Deprec              (0.196)   1.429   (1.507)   2.597    1.051   (0.989)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         30.031   30.285   28.553   30.807   31.066   29.796
                                    ------   ------   ------   ------   ------   ------

---------------------------------------------------------------------------------------

Institutional Fixed -
Bal-Beg-of-Qtr                       6.955    6.984    7.264    7.218    6.937    6.873

  Inflows                            0.657    0.478    0.446    0.420    0.180    0.148
  Withdrawals/Terminations          (0.415)  (0.210)  (0.294)  (0.781)  (0.353)  (0.520)
  Transfers                         (0.003)   0.003   (0.002)   0.001   (0.005)  (0.001)
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows               0.239    0.271    0.150   (0.360)  (0.178)  (0.373)
  Income Retained                    0.089    0.079    0.110    0.068    0.090    0.066
  Market Apprec/Deprec              (0.300)  (0.070)  (0.306)   0.011    0.024   (0.081)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr          6.984    7.264    7.218    6.937    6.873    6.484
                                    ------   ------   ------   ------   ------   ------

Institutional Equity -
Bal-Beg-of-Qtr                      24.235   22.927   23.962   23.098   23.630   20.303

  Inflows                            1.297    1.179    1.839    0.934    0.904    0.669
  Withdrawals/Terminations          (2.540)  (2.052)  (1.165)  (2.043)  (3.333)  (1.354)
  Transfers                          0.011    0.019   (0.008)  (0.010)  (0.004)   0.002
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (1.232)  (0.854)   0.666   (1.119)  (2.433)  (0.683)
  Income Retained                    0.104    0.118    0.167    0.093    0.109    0.132
  Market Apprec/Deprec              (0.180)   1.771   (1.697)   1.559   (1.003)   0.488
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         22.927   23.962   23.098   23.630   20.303   20.239
                                    ------   ------   ------   ------   ------   ------

Total Institutional -
Bal-Beg-of-Qtr                      31.191   29.910   31.226   30.316   30.567   27.175

  Inflows                            1.953    1.656    2.284    1.354    1.084    0.817
  Withdrawals/Terminations          (2.955)  (2.262)  (1.458)  (2.825)  (3.686)  (1.874)
  Transfers                          0.008    0.022   (0.010)  (0.009)  (0.009)   0.000
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.994)  (0.584)   0.816   (1.480)  (2.611)  (1.057)
  Income Retained                    0.193    0.197    0.277    0.161    0.198    0.197
  Market Apprec/Deprec              (0.480)   1.702   (2.003)   1.569   (0.979)   0.407
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         29.910   31.226   30.316   30.567   27.175   26.722
                                    ------   ------   ------   ------   ------   ------

Total Retail/Inst - At End-of-Qtr   59.941   61.511   58.869   61.374   58.241   56.518

Insurance Assets-End-of-Qtr         38.516   37.391   36.820   35.934   35.541   34.891
                                    ------   ------   ------   ------   ------   ------

Total Assets Under Management
    At End-of-Qtr                   98.457   98.902   95.689   97.308   93.782   91.409
                                    ------   ------   ------   ------   ------   ------


                                       Sep      Dec      Mar      Jun      Sep      Dec
                                      2000     2000     2001     2001     2001     2001
                                    ------   ------   ------   ------   ------   ------

Retail Fixed - Bal-Beg-of-Qtr        6.667    6.531    6.499    6.631    6.643    7.066

  Fund Sales                         0.213    0.200    0.235    0.195    0.192    0.203
  Redemptions                       (0.321)  (0.272)  (0.255)  (0.280)  (0.255)  (0.235)
  Net Money Market                  (0.031)  (0.051)   0.010   (0.030)   0.005   (0.031)
  Transfers                         (0.033)   0.013    0.042   (0.002)   0.382   (0.027)
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.171)  (0.109)   0.032   (0.117)   0.324   (0.090)
  Income Retained                    0.059    0.057    0.054    0.050    0.049    0.070
  Market Apprec/Deprec              (0.023)   0.021    0.046    0.080    0.051   (0.073)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr          6.531    6.499    6.631    6.643    7.066    6.973
                                    ------   ------   ------   ------   ------   ------

Retail Equity - Bal-Beg-of-Qtr      23.129   23.680   21.174   17.935   19.411   15.584

  Fund Sales                         0.904    1.055    0.888    0.660    0.609    0.546
  Redemptions                       (1.027)  (0.820)  (0.899)  (0.657)  (0.626)  (0.598)
  Net Money Market                   0.001    0.000    0.000    0.000    0.000    0.000
  Transfers                         (0.033)  (0.068)  (0.068)  (0.046)  (0.433)   0.017
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.154)   0.167   (0.079)  (0.043)  (0.450)  (0.035)
  Income Retained                    0.005    0.025    0.007    0.015    0.028    0.043
  Market Apprec/Deprec               0.701   (2.698)  (3.168)   1.504   (3.405)   2.055
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         23.680   21.174   17.935   19.411   15.584   17.646
                                    ------   ------   ------   ------   ------   ------

Total Retail - Bal-Beg-of-Qtr       29.796   30.211   27.674   24.566   26.054   22.650

  Retail Sales-Annuities             0.453    0.536    0.455    0.373    0.340    0.281
  Retail Sales-Mutual Funds          0.521    0.535    0.442    0.324    0.292    0.299
  Retail Sales-Wrap & Other          0.143    0.184    0.227    0.157    0.168    0.169
                                    ------   ------   ------   ------   ------   ------
    Total Retail Sales               1.118    1.255    1.124    0.854    0.800    0.749
  Redemptions                       (1.348)  (1.092)  (1.154)  (0.938)  (0.880)  (0.833)
  Net Money Market                  (0.030)  (0.051)   0.010   (0.030)   0.005   (0.031)
  Transfers                         (0.065)  (0.054)  (0.026)  (0.048)  (0.051)  (0.010)
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.326)   0.058   (0.047)  (0.160)  (0.126)  (0.125)
  Income Retained                    0.063    0.082    0.061    0.066    0.078    0.112
  Market Apprec/Deprec               0.677   (2.677)  (3.122)   1.584   (3.354)   1.982
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         30.211   27.674   24.566   26.054   22.650   24.619
                                    ------   ------   ------   ------   ------   ------

---------------------------------------------------------------------------------------

Institutional Fixed -
Bal-Beg-of-Qtr                       6.484    6.275    6.111    5.890    5.809    5.639

  Inflows                            0.308    0.135    0.310    0.233    0.020    0.080
  Withdrawals/Terminations          (0.532)  (0.568)  (0.432)  (0.112)  (0.493)  (0.191)
  Transfers                          0.000    0.001    0.003    0.010    0.001    0.002
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.224)  (0.433)  (0.119)   0.131   (0.472)  (0.109)
  Income Retained                    0.089    0.050    0.066    0.047    0.029    0.043
  Market Apprec/Deprec              (0.074)   0.219   (0.168)  (0.259)   0.273   (0.084)
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr          6.275    6.111    5.890    5.809    5.639    5.490
                                    ------   ------   ------   ------   ------   ------

Institutional Equity -
Bal-Beg-of-Qtr                      20.239   19.041   19.111   17.311   18.405   16.240

  Inflows                            0.407    0.750    0.881    0.823    0.863    0.615
  Withdrawals/Terminations          (1.154)  (1.368)  (1.199)  (0.501)  (0.555)  (0.624)
  Transfers                         (0.013)   0.007    0.019   (0.008)   0.009    0.016
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.760)  (0.611)  (0.299)   0.314    0.317    0.007
  Income Retained                    0.108    0.102    0.094    0.117    0.094    0.071
  Market Apprec/Deprec              (0.545)   0.579   (1.596)   0.663   (2.576)   1.495
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         19.041   19.111   17.311   18.405   16.240   17.813
                                    ------   ------   ------   ------   ------   ------

Total Institutional -
Bal-Beg-of-Qtr                      26.722   25.316   25.222   23.201   24.214   21.880

  Inflows                            0.715    0.885    1.191    1.056    0.883    0.696
  Withdrawals/Terminations          (1.686)  (1.936)  (1.631)  (0.613)  (1.047)  (0.814)
  Transfers                         (0.012)   0.008    0.022    0.002    0.010    0.018
                                    ------   ------   ------   ------   ------   ------
        Net Cash Flows              (0.983)  (1.043)  (0.418)   0.445   (0.155)  (0.102)
  Income Retained                    0.196    0.151    0.160    0.164    0.123    0.114
  Market Apprec/Deprec              (0.619)   0.798   (1.764)   0.404   (2.303)   1.411
                                    ------   ------   ------   ------   ------   ------
      Balance at End-of-Qtr         25.316   25.222   23.201   24.214   21.880   23.303
                                    ------   ------   ------   ------   ------   ------

Total Retail/Inst - At End-of-Qtr   55.527   52.895   47.766   50.268   44.530   47.922

Insurance Assets-End-of-Qtr         34.981   35.686   36.324   36.018   37.337   38.119

Total Assets Under Management
                                    ------   ------   ------   ------   ------   ------
    At End-of-Qtr                   90.508   88.581   84.090   86.286   81.867   86.041
                                    ------   ------   ------   ------   ------   ------





12/31/2001                                                                                                      PAGE 24
                                                       Lincoln UK
                                            Income Statements & Operational Data
                                               Unaudited [Millions of Dollars]

For the Year Ended December 31                            1997          1998          1999          2000          2001
                                                        ------        ------        ------        ------        ------
Operating Revenue
  Premiums                                               145.4         156.6         145.1         148.4          46.1
  Surrender charges
  Mortality assessments                                   25.2          29.3          27.1          31.4          33.9
  Expense assessments                                    166.1         153.6         182.3         178.1         134.8
  Other revenue and fees                                   3.3          11.2          13.8           6.9           1.3
  Net investment income                                   85.1          87.9          75.3          70.3          64.8
                                                        ------        ------        ------        ------        ------
       Operating Revenue                                 425.2         438.6         443.6         435.0         280.9
                                                        ------        ------        ------        ------        ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                             339.6         151.0         306.2         178.5          83.4
  Underwriting, acquisition,
     insurance and other expenses                        184.5         175.6         223.5         180.0         147.6
  Goodwill amortization                                    0.0           6.3           7.0           4.0           0.6
                                                        ------        ------        ------        ------        ------
     Operating Benefits and Expenses                     524.1         332.9         536.7         362.6         231.7
                                                        ------        ------        ------        ------        ------

         Income from Operations Before Tax               (99.0)        105.8         (93.1)         72.4          49.2

  Federal income taxes                                     9.3          34.8         (79.2)         11.3         (11.1)

                                                        ------        ------        ------        ------        ------
       Income from Operations                           (108.3)         70.9         (13.9)         61.0          60.2
                                                        ------        ------        ------        ------        ------

  Realized gains (losses) on investments                   1.5           0.8           2.1           2.3           8.7
  Gains (losses) on derivatives                                                                                    0.0
  Restructuring charges                                    0.0           0.0          (6.5)        (76.5)          0.0
                                                        ------        ------        ------        ------        ------
Income before Accounting Changes                        (106.8)         71.7         (18.2)        (13.2)         68.9
                                                        ------        ------        ------        ------        ------
  Cumulative effect of accounting changes                                                                          0.0
       Net Income                                       (106.8)         71.7         (18.2)        (13.2)         68.9
                                                        ======        ======        ======        ======        ======

Inc from Oper -before Goodwill Amort.                   (108.3)         77.2          (6.9)         65.1          60.9

Effective tax rate                                       (9.4%)        32.9%         85.1%         15.7%        (22.5%)

Operating revenue                                        425.2         438.6         443.6         435.0         280.9
Realized gains (losses) on investments                     2.1           1.1           3.0           3.2          12.4
  Gains(losses) on derivatives                             0.0           0.0           0.0           0.0           0.0
                                                        ------        ------        ------        ------        ------
    Total Revenue                                        427.3         439.7         446.6         438.2         293.3
                                                        ======        ======        ======        ======        ======

Average capital                                          618.1         517.7         551.2         488.2         559.7
Return on average capital                               (17.5%)        13.7%         (2.5%)        12.5%         10.8%


 Unit Linked Assets - Beg-of-Year                        5.074         5.643         6.265         7.220         6.441

  Deposits                                               0.569         0.473         0.537         0.554         0.481
  Withdrawals (incl. chgs) & Deaths                     (0.503)       (0.547)       (0.566)       (0.644)       (0.529)
                                                        ------        ------        ------        ------        ------
      Net Cash Flows                                     0.066        (0.074)       (0.029)       (0.090)       (0.048)
  Inv Inc & Chg in Mkt Val                               0.682         0.662         1.154        (0.154)       (0.617)
  Acq of new business/companies                          0.000         0.000         0.000         0.000         0.000
  Foreign currency adjustment                           (0.179)        0.035        (0.170)       (0.536)       (0.169)
                                                        ------        ------        ------        ------        ------
 Unit Linked Assets - End-of-Year                        5.643         6.265         7.220         6.441         5.607
                                                        ======        ======        ======        ======        ======

Individual Life In-force (Billions)                     25.026        25.002        25.698        24.290        20.878

Exchange Rate - Dollars to Pounds
       For-the-Year                                      1.644         1.658         1.617         1.518         1.441
       End-of-Year                                       1.651         1.660         1.615         1.493         1.456





12/31/2001                                                                                                   PAGE 25

                                                          Lincoln UK
                                             Income Statements & Operational Data
                                               Unaudited [Millions of Dollars]

For the Quarter Ended                                     Mar        Jun        Sep        Dec        Mar        Jun
                                                         1999       1999       1999       1999       2000       2000
                                                       ------     ------     ------     ------     ------     ------
Operating Revenue
  Premiums                                               43.9       29.0       33.5       38.7       39.0       36.3
  Surrender charges
  Mortality assessments                                   6.7        7.7        7.7        5.0        6.3        8.0
  Expense assessments                                    43.9       51.9       49.3       37.2       46.5       44.3
  Other revenue and fees                                  2.9        3.5        3.6        3.8        2.4        1.3
  Net investment income                                  21.7       19.6       16.2       17.7       18.9       18.5
                                                       ------     ------     ------     ------     ------     ------
       Operating Revenue                                119.2      111.8      110.3      102.4      113.2      108.4
                                                       ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                             35.7       31.5       27.2      211.8       35.0       37.4
  Underwriting, acquisition,
     insurance and other expenses                        55.3       55.2       61.6       51.4       56.4       43.5
  Goodwill amortization                                   1.2        1.2        1.2        3.3        1.3        1.3
                                                       ------     ------     ------     ------     ------     ------
     Operating Benefits and Expenses                     92.2       87.9       90.1      266.6       92.8       82.2
                                                       ------     ------     ------     ------     ------     ------

         Income from Operations Before Tax               27.0       23.9       20.2     (164.2)      20.4       26.2

  Federal income taxes                                    8.9        4.9        4.0      (97.1)       4.7        6.9
                                                       ------     ------     ------     ------     ------     ------
       Income from Operations                            18.1       19.0       16.2      (67.1)      15.7       19.3
                                                       ------     ------     ------     ------     ------     ------

  Realized gains (losses) on investments                 (0.0)       1.0        0.2        1.0       (0.2)      (0.1)
  Gains (losses) on derivatives
  Restructuring charges                                   0.0        0.0        0.0       (6.5)       0.0        0.0
                                                       ------     ------     ------     ------     ------     ------
Income before Accounting Changes                         18.0       20.0       16.4      (72.6)      15.5       19.1
  Cumulative effect of accounting changes
                                                       ------     ------     ------     ------     ------     ------
       Net Income                                        18.0       20.0       16.4      (72.6)      15.5       19.1
                                                       ======     ======     ======     ======     ======     ======

Inc from Oper -before
    Goodwill Amortization                                19.3       20.2       17.4      (63.8)      17.1       20.5

Effective tax rate                                      33.0%      20.4%      20.0%      59.1%      22.9%      26.4%

Operating revenue                                       119.2      111.8      110.3      102.4      113.2      108.4
Realized gains (losses) on investments                   (0.1)       1.4        0.3        1.4       (0.4)      (0.2)
Gains (losses) on derivatives
                                                       ------     ------     ------     ------     ------     ------
    Total Revenue                                       119.1      113.1      110.5      103.8      112.8      108.2
                                                       ======     ======     ======     ======     ======     ======

Average capital                                         519.2      526.9      573.5      585.0      516.4      500.8
Return on average capital                               13.9%      14.4%      11.3%     (45.9%)     12.2%      15.4%

--------------------------------------------------------------------------------------------------------------------

 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)                      6.265      6.348      6.503      6.568      7.220      7.031

  Deposits                                              0.131      0.119      0.130      0.156      0.159      0.134
  Withdrawals (incl. chgs) & Deaths                    (0.136)    (0.137)    (0.136)    (0.158)    (0.170)    (0.162)
                                                       ------     ------     ------     ------     ------     ------
      Net Cash Flows                                   (0.005)    (0.017)    (0.005)    (0.002)    (0.011)    (0.028)
  Inv Inc & Chg in Mkt Val                              0.271      0.314     (0.214)     0.784     (0.077)     0.047
  Acq of new business/companies
  Foreign currency adjustment                          (0.184)    (0.141)     0.284     (0.130)    (0.101)    (0.324)
                                                       ------     ------     ------     ------     ------     ------
 Unit Linked Assets - End-of-Quarter                    6.348      6.503      6.568      7.220      7.031      6.726
                                                       ======     ======     ======     ======     ======     ======

Individual Life In-force (Billions)                    25.246     25.107     26.235     25.698     26.514     25.225

Exchange Rate - Dollars to Pounds
       For-the-Quarter                                  1.631      1.602      1.614      1.625      1.599      1.536
       End-of-Quarter                                   1.612      1.577      1.647      1.615      1.591      1.517
                                                       ------     ------     ------     ------     ------     ------


For the Quarter Ended                                     Sep        Dec        Mar        Jun        Sep        Dec
                                                         2000       2000       2001       2001       2001       2001
                                                       ------     ------     ------     ------     ------     ------
Operating Revenue
  Premiums                                               32.5       40.5       12.8        9.6       11.8       11.9
  Surrender charges
  Mortality assessments                                   9.6        7.5        9.4        8.9        8.5        7.1
  Expense assessments                                    52.6       34.6       43.7       31.4       35.5       24.1
  Other revenue and fees                                  2.0        1.3        0.6        0.1        0.0        0.6
  Net investment income                                  16.1       16.7       17.9       16.9       14.8       15.2
                                                       ------     ------     ------     ------     ------     ------
       Operating Revenue                                112.8      100.6       84.4       66.9       70.7       58.9
                                                       ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                             51.9       54.2       24.0       17.9       20.7       20.8
  Underwriting, acquisition,
     insurance and other expenses                        45.2       34.9       41.1       29.7       40.3       36.5
  Goodwill amortization                                   1.2        0.2        0.2        0.2        0.2        0.2
                                                       ------     ------     ------     ------     ------     ------
     Operating Benefits and Expenses                     98.3       89.3       65.3       47.7       61.1       57.5
                                                       ------     ------     ------     ------     ------     ------

         Income from Operations Before Tax               14.5       11.3       19.1       19.1        9.6        1.4

  Federal income taxes                                    3.9       (4.2)       4.7        2.9       (0.5)     (18.1)
                                                       ------     ------     ------     ------     ------     ------
       Income from Operations                            10.6       15.5       14.4       16.2       10.1       19.5
                                                       ------     ------     ------     ------     ------     ------

  Realized gains (losses) on investments                 (0.0)       2.6        0.4        1.4        3.9        3.0
  Gains (losses) on derivatives                                                                                  0.0
  Restructuring charges                                 (40.5)     (36.1)       0.0        0.0        0.0        0.0
                                                       ------     ------     ------     ------     ------     ------
Income before Accounting Changes                        (29.9)     (17.9)      14.8       17.6       14.0       22.5
  Cumulative effect of accounting changes                                                                        0.0
                                                       ------     ------     ------     ------     ------     ------
       Net Income                                       (29.9)     (17.9)      14.8       17.6       14.0       22.5
                                                       ======     ======     ======     ======     ======     ======

Inc from Oper -before
    Goodwill  Amortization                               11.8       15.7       14.5       16.4       10.3       19.7

Effective tax rate                                      27.2%     (37.1%)     24.6%      15.3%      (5.7%)  (1337.4%)

Operating revenue                                       112.8      100.6       84.4       66.9       70.7       58.9
Realized gains (losses) on investments                   (0.0)       3.8        0.6        2.0        5.5        4.3
Gains (losses) on derivatives
                                                       ------     ------     ------     ------     ------     ------
    Total Revenue                                       112.8      104.3       84.9       68.9       76.3       63.2
                                                       ======     ======     ======     ======     ======     ======

Average capital                                         486.5      448.9      548.7      553.2      575.4      561.3
Return on average capital                                8.7%      13.8%      10.5%      11.7%       7.0%      13.9%

--------------------------------------------------------------------------------------------------------------------

 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)                      6.726      6.499      6.441      5.677      5.768      5.218

  Deposits                                              0.145      0.116      0.132      0.111      0.128      0.111
  Withdrawals (incl. chgs) & Deaths                    (0.159)    (0.153)    (0.147)    (0.131)    (0.136)    (0.115)
                                                       ------     ------     ------     ------     ------     ------
      Net Cash Flows                                   (0.014)    (0.037)    (0.015)    (0.020)    (0.009)    (0.004)
  Inv Inc & Chg in Mkt Val                             (0.025)    (0.100)    (0.421)     0.115     (0.768)     0.457
  Acq of new business/companies
  Foreign currency adjustment                          (0.189)     0.078     (0.328)    (0.004)     0.226     (0.063)
                                                       ------     ------     ------     ------     ------     ------
 Unit Linked Assets - End-of-Quarter                    6.499      6.441      5.677      5.768      5.218      5.607
                                                       ======     ======     ======     ======     ======     ======

Individual Life In-force (Billions)                    24.535     24.290     21.894     21.519     21.299     20.878

Exchange Rate - Dollars to Pounds
       For-the-Quarter                                  1.482      1.454      1.455      1.421      1.442      1.448
       End-of-Quarter                                   1.475      1.493      1.416      1.415      1.474      1.456
                                                       ------     ------     ------     ------     ------     ------




12/31/01                                                                                                 PAGE 26

                                                   Other Operations
                                            Unaudited [Millions of Dollars]

For the Year Ended December 31                                         1997     1998     1999     2000     2001
                                                                    -------  -------  -------  -------  -------
Revenue

  Lincoln Financial Advisors                                          125.3    286.4    317.0    377.5    360.7
  Lincoln Financial Distributors                                       20.5     33.5    107.5    119.9    126.0
                                                                    -------  -------  -------  -------  -------
        Total Distribution                                            145.8    319.9    424.4    497.4    486.6
  Reinsurance*                                                       1362.3   1581.2   1824.1   1770.6   1699.4
  Amortization of deferred gain on indemnity reinsurance**                                                 20.4
  Other [Including
   Consolidating Adjustments]                                        (105.9)  (192.7)  (277.5)  (292.6)  (342.3)
                                                                    -------  -------  -------  -------  -------
       Operating Revenue                                            1,402.2  1,708.3  1,971.0  1,975.4   1864.2
                                                                    -------  -------  -------  -------  -------

  Realized gains (losses) on investments                               42.1      0.5     14.4     (5.0)     8.2
  Gains (losses) on derivatives                                                                            (9.7)
  Gain on sale of reinsurance subsidiaries                                                                 12.8
                                                                    -------  -------  -------  -------  -------
    Total Revenue                                                   1,444.3  1,708.9  1,985.4  1,970.4   1875.5
                                                                    =======  =======  =======  =======  =======


Income (Loss)

  Lincoln Financial Advisors                                           (5.3)   (23.7)   (20.8)   (11.7)   (15.9)
  Lincoln Financial Distributors                                      (11.2)    (8.2)   (14.0)   (18.5)   (30.7)
                                                                    -------  -------  -------  -------  -------
        Total Distribution                                            (16.5)   (31.9)   (34.8)   (30.2)   (46.6)
  Reinsurance*                                                       (150.1)   104.9     40.1    122.5    128.8
  Amortization of deferred gain on indemnity reinsurance**                                                 12.9
  LNC Financing                                                       (31.6)   (51.5)   (83.5)   (84.9)   (77.9)
  LNC Operations ***                                                  (18.4)   (18.5)     0.0      0.0      0.0
  Other Corporate                                                      (6.7)     1.0     (5.0)   (15.4)    (2.4)
                                                                    -------  -------  -------  -------  -------
       Inc (Loss) from Operations                                    (223.3)     4.0    (83.1)    (8.0)    14.8
                                                                    -------  -------  -------  -------  -------

  Realized gains (losses) on investments                               24.9      2.7     10.2     (3.2)     5.9
  Gains (losses) on derivatives                                                                            (6.3)
  Gain on sale of reinsurance subsidiaries                                                                 15.0
  Restructuring charges                                                 0.0    (14.3)    (3.2)     1.0    (19.5)
                                                                    -------  -------  -------  -------  -------
Income before Accounting Changes                                     (198.4)    (7.6)   (76.1)   (10.2)     9.9
  Cumulative effect of accounting changes                                                                  (2.7)
                                                                    -------  -------  -------  -------  -------
        Total Net Income (Loss)                                      (198.4)    (7.6)   (76.1)   (10.2)     7.2
                                                                    =======  =======  =======  =======  =======



                                                                       Mar     Jun     Sep     Dec     Mar     Jun
For the Quarter Ended                                                 1999    1999    1999    1999    2000    2000
                                                                    ------  ------  ------  ------  ------  ------

Revenue
  Lincoln Financial Advisors                                          65.4    71.8    75.7   104.0    86.4    90.0
  Lincoln Financial Distributors                                      20.7    26.2    26.4    34.2    29.3    28.1
                                                                    ------  ------  ------  ------  ------  ------
        Total Distribution                                            86.1    98.0   102.1   138.2   115.8   118.1
  Reinsurance*                                                       419.4   425.8   403.7   575.1   392.7   458.9
  Amortization of deferred gain on
       indemnity reinsurance**
  Other [Including
   Consolidating Adjustments]                                        (25.9)  (39.8)  (64.8) (147.0)  (67.6)  (86.7)
                                                                    ------  ------  ------  ------  ------  ------
       Operating Revenue                                             479.6   484.1   441.0   566.4   440.9   490.3
                                                                    ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                               1.4    (1.3)   14.2     0.0    (0.8)   (1.3)
  Gains (losses) on derivatives
  Gain on sale of reinsurance subsidiaries
                                                                    ------  ------  ------  ------  ------  ------
    Total Revenue                                                    481.0   482.8   455.2   566.4   440.2   489.0
                                                                    ======  ======  ======  ======  ======  ======

Income (Loss)

  Lincoln Financial Advisors                                          (8.4)   (9.7)   (5.3)    2.7    (7.4)   (2.9)
  Lincoln Financial Distributors                                      (3.0)   (5.3)   (2.1)   (3.7)   (3.3)   (5.2)
                                                                    ------  ------  ------  ------  ------  ------
        Total Distribution                                           (11.4)  (15.0)   (7.4)   (1.0)  (10.7)   (8.1)
  Reinsurance*                                                        33.8    23.7     2.2   (19.5)   31.9    25.8
  Amortization of deferred gain on
       indemnity reinsurance**
  LNC Financing                                                      (20.5)  (21.4)  (19.9)  (21.6)  (21.9)  (22.2)
  LNC Operations ***
  Other Corporate                                                     (2.1)    0.9    (2.4)   (1.4)   (5.7)   (1.5)
                                                                    ------  ------  ------  ------  ------  ------
        Inc (Loss) from Oper                                          (0.3)  (11.9)  (27.5)  (43.5)   (6.5)   (5.9)
                                                                    ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                               0.8    (1.7)    9.8     1.3    (0.4)   (0.8)
  Gains (losses) on derivatives
  Gain on sale of reinsurance subsidiaries
  Restructuring charges                                                0.0     0.0    (3.2)    0.0     0.0     0.0
                                                                    ------  ------  ------  ------  ------  ------
Income before Accounting Changes                                       0.6   (13.6)  (20.9)  (42.2)   (6.8)   (6.8)
  Cumulative effect of accounting changes
                                                                    ------  ------  ------  ------  ------  ------
        Total Net Income (Loss)                                        0.6   (13.6)  (20.9)  (42.2)   (6.8)   (6.8)
                                                                    ======  ======  ======  ======  ======  ======




                                                                       Sep     Dec     Mar     Jun     Sep     Dec
For the Quarter Ended                                                 2000    2000    2001    2001    2001    2001
                                                                    ------  ------  ------  ------  ------  ------

Revenue
  Lincoln Financial Advisors                                          91.3   109.8    81.2    83.8    78.9   116.7
  Lincoln Financial Distributors                                      27.5    35.0    25.7    32.1    30.8    37.4
                                                                    ------  ------  ------  ------  ------  ------
        Total Distribution                                           118.8   144.8   106.9   115.9   109.8   154.1
  Reinsurance*                                                       457.9   461.0   515.1   451.4   467.4   265.6
  Amortization of deferred gain on
       indemnity reinsurance**                                                                                20.4
  Other [Including
   Consolidating Adjustments]                                        (79.2)  (59.2)  (80.5) (116.6)  (74.8)  (70.3)
                                                                    ------  ------  ------  ------  ------  ------
       Operating Revenue                                             497.5   546.6   541.5   450.7   502.3   369.8
                                                                    ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                              (3.4)    0.4   (10.0)    1.4   (12.8)   29.5
  Gains (losses) on derivatives                                                        0.1    (0.1)   (0.0)   (9.7)
  Gain on sale of reinsurance subsidiaries                                                                    12.8
                                                                    ------  ------  ------  ------  ------  ------
    Total Revenue                                                    494.1   547.0   531.6   452.0   489.5   402.5
                                                                    ======  ======  ======  ======  ======  ======

Income (Loss)

  Lincoln Financial Advisors                                          (3.1)    1.6    (6.8)  (12.3)   (4.2)    7.4
  Lincoln Financial Distributors                                      (5.0)   (5.1)   (6.9)  (11.5)   (7.8)   (4.5)
                                                                    ------  ------  ------  ------  ------  ------
        Total Distribution                                            (8.0)   (3.4)  (13.8)  (23.8)  (12.0)    3.0
  Reinsurance*                                                        28.2    36.6    46.8    34.1    17.2    30.7
  Amortization of deferred gain on
       indemnity reinsurance**                                                                                12.9
  LNC Financing                                                      (20.9)  (19.8)  (21.7)  (22.0)  (19.5)  (14.7)
  LNC Operations ***                                                                                           0.0
  Other Corporate                                                      1.6    (9.8)   (0.5)    2.0     1.5    (5.3)
                                                                    ------  ------  ------  ------  ------  ------
        Inc (Loss) from Oper                                           0.9     3.5    10.9    (9.7)  (12.9)   26.5
                                                                    ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments                              (3.2)    1.2    (6.5)    1.0    (8.3)   19.7
  Gains (losses) on derivatives                                                        0.1    (0.1)   (0.0)   (6.3)
  Gain on sale of reinsurance subsidiaries                                             0.0     0.0     0.0    15.0
  Restructuring charges                                                0.0     1.0     0.0    (1.2)    0.0   (18.3)
                                                                    ------  ------  ------  ------  ------  ------
Income before Accounting Changes                                      (2.3)    5.7     4.4   (10.0)  (21.2)   36.7
  Cumulative effect of accounting changes                                             (0.4)   (2.2)    0.0    (0.0)
                                                                    ------  ------  ------  ------  ------  ------
        Total Net Income (Loss)                                       (2.3)    5.7     4.0   (12.2)  (21.2)   36.7
                                                                    ======  ======  ======  ======  ======  ======

  * Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all current year and historical financial data for the former Reinsurance segment was moved into "Other Operations."
    The Reinsurance line for 2001 represents the results for the former Reinsurance segment for the eleven months ended November 30, 2001.

 ** The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the indemnity reinsurance portion of the transaction with Swiss Re ($5.0 million after-tax)
    along with the recognition of amortization of gain on reinsurance business to Swiss Re that was novated after December 7, 2001 ($7.9 million after-tax).

*** Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.
    Prior periods have not been restated.




12/31/01                                                                                               PAGE 27

                              Consolidated Domestic Retail Deposits/Account Balances
                                         Unaudited [Billions of Dollars]
                                                                 1997       1998      1999      2000      2001
                                                             --------   --------  --------  --------  --------
Deposits - For the Year

Annuities Segment - Fixed Annuities                             1.632      1.452     2.563     2.074     3.342
Annuities Segment - Variable Annuities                          2.695      2.791     2.553     3.165     3.067
Annuities Segment - Life Insurance                              0.000      0.000     0.017     0.014     0.012
Life Insurance Segment - Life Insurance                         0.384      1.207     1.698     1.884     1.934
Inv Mgmt - Annuities                                            2.163      2.238     1.561     1.726     1.449
Inv Mgmt - Mutual Funds                                         1.218      1.913     2.153     2.452     1.357
Inv Mgmt - Wrap Fee & Other                                     0.533      0.596     0.550     0.581     0.721
Consolidating Adjustments                                      (0.966)    (1.041)   (0.499)   (0.406)   (1.039)
                                                             --------   --------  --------  --------  --------
     Gross Deposits                                             7.658      9.157    10.597    11.491    10.843

Account Balances - End of Year
Annuities Segment - Fixed Annuities                            15.458     16.505    16.791    15.394    16.491
Annuities Segment - Variable Annuities                         27.346     33.358    41.493    39.427    34.638
Annuities Segment - Life Insurance                                                   0.155     0.160     0.149
Life Insurance Segment - Life Insurance                         3.038      9.243    10.217    10.847    11.377
Inv Mgmt - Annuities                                           10.991     14.257    15.526    13.494    11.772
Inv Mgmt - Mutual Funds                                        12.484     13.528    13.632    12.805    11.065
Inv Mgmt - Wrap Fee & Other                                     2.403      2.512     1.649     1.375     1.782
Consolidating Adjustments                                      (6.806)    (8.891)   (9.175)   (7.753)   (6.717)
                                                             --------   --------  --------  --------  --------
     Account Balances                                          64.914     80.512    90.288    85.749    80.557


                                                                  Mar      Jun      Sep      Dec      Mar     Jun
                                                                 1999     1999     1999     1999     2000    2000
                                                             -------- -------- -------- -------- -------- -------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities                             0.489    0.654    0.678    0.741    0.589   0.490
Annuities Segment - Variable Annuities                          0.635    0.651    0.634    0.634    0.797   0.793
Annuities Segment - Life Insurance                              0.003    0.005    0.004    0.005    0.003   0.003
Life Insurance Segment - Life Insurance                         0.394    0.379    0.399    0.526    0.424   0.411
Inv Mgmt - Annuities                                            0.428    0.393    0.332    0.409    0.379   0.358
Inv Mgmt - Mutual Funds                                         0.565    0.487    0.514    0.587    0.840   0.556
Inv Mgmt - Wrap Fee & Other                                     0.182    0.173    0.116    0.079    0.148   0.106
Consolidating Adjustments                                      (0.142)  (0.143)  (0.096)  (0.118)  (0.099) (0.062)
                                                             -------- -------- -------- -------- -------- -------
    Gross Deposits                                              2.554    2.599    2.581    2.864    3.081   2.655
                                                             -------- -------- -------- -------- -------- -------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities                            16.656   16.779   16.934   16.791   16.244  15.884
Annuities Segment - Variable Annuities                         34.148   37.233   35.613   41.493   44.640  43.097
Annuities Segment - Life Insurance                              0.115    0.130    0.128    0.155    0.169   0.165
Life Insurance Segment - Life Insurance                         9.416    9.628    9.726   10.217   10.470  10.538
Inv Mgmt - Annuities                                           14.166   14.981   14.004   15.526   15.531  14.861
Inv Mgmt - Mutual Funds                                        13.442   13.654   12.938   13.632   14.201  13.604
Inv Mgmt - Wrap Fee & Other                                     2.424    1.650    1.611    1.649    1.335   1.331
Consolidating Adjustments                                      (8.798)  (9.050)  (8.387)  (9.175)  (8.768) (8.419)
                                                             -------- -------- -------- -------- -------- -------
     Account Balances                                          81.570   85.004   82.567   90.288   93.822  91.061
                                                             -------- -------- -------- -------- -------- -------


                                                                 Sep      Dec      Mar      Jun      Sep       Dec
                                                                2000     2000     2001     2001     2001      2001
                                                             ------- -------- -------- -------- --------  --------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities                            0.513    0.482    0.560    0.668    0.896     1.218
Annuities Segment - Variable Annuities                         0.729    0.846    0.887    0.703    0.684     0.793
Annuities Segment - Life Insurance                             0.004    0.004    0.003    0.004    0.003     0.002
Life Insurance Segment - Life Insurance                        0.428    0.622    0.418    0.477    0.434     0.605
Inv Mgmt - Annuities                                           0.453    0.536    0.455    0.373    0.340     0.281
Inv Mgmt - Mutual Funds                                        0.521    0.535    0.442    0.324    0.292     0.299
Inv Mgmt - Wrap Fee & Other                                    0.143    0.184    0.227    0.157    0.168     0.169
Consolidating Adjustments                                     (0.100)  (0.145)  (0.262)  (0.202)  (0.295)   (0.279)
                                                             ------- -------- -------- -------- --------  --------
    Gross Deposits                                             2.691    3.064    2.729    2.504    2.522     3.088
                                                             ------- -------- -------- -------- --------  --------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities                           15.660   15.394   15.430   15.551   16.051    16.491
Annuities Segment - Variable Annuities                        42.743   39.427   34.733   36.961   30.506    34.638
Annuities Segment - Life Insurance                             0.166    0.160    0.147    0.157    0.134     0.149
Life Insurance Segment - Life Insurance                       10.716   10.847   10.764   11.066   10.939    11.377
Inv Mgmt - Annuities                                          14.824   13.494   11.787   12.483   10.665    11.772
Inv Mgmt - Mutual Funds                                       14.102   12.805   11.091   11.748   10.301    11.065
Inv Mgmt - Wrap Fee & Other                                    1.285    1.375    1.688    1.823    1.684     1.782
Consolidating Adjustments                                     (8.644)  (7.753)  (6.834)  (7.007)  (6.023)   (6.717)
                                                             ------- -------- -------- -------- --------  --------
     Account Balances                                         90.853   85.749   78.806   82.783   74.257    80.557
                                                             ------- -------- -------- -------- --------  --------


Total Domestic Net Flows
Unaudited [Billions of Dollars]

For the Year                                                    2000      2001
                                                             -------  --------
Annuities Segment                                             (2.874)    0.105
Life Insurance Segment                                         1.158     1.163
Investment Management Segment- Retail                         (1.517)   (0.461)
Consolidating Adjustments                                      1.406    (0.150)
                                                             -------  --------
     Total Retail Net Flows                                   (1.828)    0.657
                                                             -------  --------

Investment Management Segment- Institutional                  (5.694)   (0.228)
                                                             -------  --------
     Total Net Flows                                          (7.522)    0.429
                                                             -------  --------


                                                                 Mar        Jun      Sep       Dec
For the Quarter                                                 2000       2000     2000      2000
                                                             -------    -------  -------   -------
Annuities Segment                                             (0.700)    (0.682)  (0.812)   (0.681)
Life Insurance Segment                                         0.242      0.235    0.277     0.404
Investment Management Segment- Retail                         (0.886)    (0.363)  (0.326)    0.058
Consolidating Adjustments                                      0.717      0.342    0.194     0.152
                                                             -------    -------  -------   -------
     Total Retail Net Flows                                   (0.627)    (0.469)  (0.667)   (0.066)

Investment Management Segment- Institutional                  (2.611)    (1.057)  (0.983)   (1.043)
                                                             -------    -------  -------   -------
     Total Net Flows                                          (3.238)    (1.526)  (1.650)   (1.110)
                                                             -------    -------  -------   -------

                                                                  Mar       Jun       Sep       Dec
For the Quarter                                                  2001      2001      2001      2001
                                                             --------   -------   -------   -------
Annuities Segment                                              (0.590)   (0.196)    0.261     0.631
Life Insurance Segment                                          0.237     0.304     0.239     0.383
Investment Management Segment- Retail                          (0.047)   (0.160)   (0.126)   (0.125)
Consolidating Adjustments                                       0.019    (0.034)   (0.081)   (0.053)
                                                             --------   -------   -------   -------
     Total Retail Net Flows                                    (0.382)   (0.086)    0.293     0.836

Investment Management Segment- Institutional                   (0.418)    0.445    (0.155)   (0.102)
                                                             --------   -------   -------   -------
     Total Net Flows                                           (0.800)    0.359     0.138     0.734
                                                             --------   -------   -------   -------

NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets





                                                                                              PAGE 28

                              Consolidated Investment Data - Assets Managed
                                     Unaudited [Billions of Dollars]

December 31                                              1997      1998      1999      2000      2001
                                                      -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                           24.066    30.233    27.689    27.450    28.346
   Equity securities                                    0.660     0.543     0.604     0.550     0.470
   Other investments                                    5.092     7.154     7.286     7.369     7.297
                                                      -------   -------   -------   -------   -------
         Total LNC Investments                         29.819    37.929    35.578    35.369    36.113
Separate accounts                                      37.139    43.409    53.654    50.580    44.833
Cash and Invested Cash                                  3.795     2.433     1.896     1.927     3.104
Discontinued Operations
                                                      -------   -------   -------   -------   -------
     Total LNC                                         70.752    83.772    91.128    87.876    84.051
                                                      -------   -------   -------   -------   -------
Non-affiliate assets managed                           48.331    50.061    49.314    43.397    42.199
                                                      -------   -------   -------   -------   -------
     Total Assets Managed                             119.083   133.833   140.443   131.273   126.250
                                                      =======   =======   =======   =======   =======

Assets Managed by Advisor
Investment Management segment                          56.457    61.488    61.374    52.895    47.922
(See page 22 for additional detail)
DLIA-Corp                                              35.684    39.432    35.934    35.686    38.119
(Assets managed internally-see page 22)
Lincoln (UK)                                            6.775     7.573     8.589     7.873     6.847
Policy Loans (within business units)                    0.763     1.840     1.892     1.961     1.940
Non-LNC Affiliates                                     19.404    23.500    32.654    32.858    31.422
                                                      -------   -------   -------   -------   -------
      Total Assets Managed                            119.083   133.833   140.443   131.273   126.250
                                                      =======   =======   =======   =======   =======




                                                Mar       Jun       Sep       Dec       Mar       Jun
End of Quarter                                 1999      1999      1999      1999      2000      2000
                                            -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                 30.578    29.579    28.708    27.689    27.745    27.078
   Equity securities                          0.481     0.506     0.507     0.604     0.588     0.560
   Other investments                          7.071     7.278     7.317     7.286     7.442     7.419
                                            -------   -------   -------   -------   -------   -------
         Total LNC Investments               38.129    37.363    36.532    35.578    35.775    35.057
Separate accounts                            44.339    47.864    46.229    53.654    56.908    54.924
Cash and invested cash                        2.327     2.151     2.343     1.896     1.510     1.619
                                            -------   -------   -------   -------   -------   -------
     Total LNC                               84.796    87.378    85.104    91.128    94.192    91.601
                                            -------   -------   -------   -------   -------   -------
Non-affiliate assets managed                 48.690    49.827    48.068    49.314    47.150    45.945
                                            -------   -------   -------   -------   -------   -------
     Total Assets Managed                   133.486   137.205   133.172   140.443   141.342   137.546
                                            =======   =======   =======   =======   =======   =======

Assets Managed by Advisor
Investment Management segment                59.941    61.511    58.869    61.374    58.241    56.518
(See page 23 for additional detail)
DLIA-Corp                                    38.516    37.391    36.820    35.934    35.541    34.891
(Assets managed internally-see page 23)
Lincoln (UK)                                  7.631     7.746     7.849     8.589     8.423     8.058
Policy Loans (within business units)          1.842     1.847     1.863     1.892     1.896     1.915
Non-LNC Affiliates                           25.555    28.710    27.771    32.654    37.241    36.164
                                            -------   -------   -------   -------   -------   -------
      Total Assets Managed                  133.486   137.205   133.172   140.443   141.342   137.546
                                            =======   =======   =======   =======   =======   =======



                                                Sep       Dec       Mar       Jun       Sep       Dec
End of Quarter                                 2000      2000      2001      2001      2001      2001
                                            -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                 27.264    27.450    27.811    27.874    28.932    28.346
   Equity securities                          0.570     0.550     0.560     0.534     0.478     0.470
   Other investments                          7.471     7.369     7.374     7.388     7.379     7.297
                                            -------   -------   -------   -------   -------   -------
         Total LNC Investments               35.305    35.369    35.744    35.796    36.788    36.113
Separate accounts                            54.411    50.580    44.506    47.140    39.480    44.833
Cash and invested cash                        1.436     1.927     2.015     1.502     1.996     3.104
                                            -------   -------   -------   -------   -------   -------
     Total LNC                               91.152    87.876    82.266    84.438    78.264    84.051
                                            -------   -------   -------   -------   -------   -------
Non-affiliate assets managed                 45.119    43.397    41.904    44.069    39.198    42.199
                                            -------   -------   -------   -------   -------   -------
     Total Assets Managed                   136.271   131.273   124.170   128.507   117.462   126.250
                                            =======   =======   =======   =======   =======   =======

Assets Managed by Advisor
Investment Management segment                55.527    52.895    47.766    50.268    44.530    47.922
(See page 23 for additional detail)
DLIA-Corp                                    34.981    35.686    36.324    36.018    37.337    38.119
(Assets managed internally-see page 23)
Lincoln (UK)                                  7.838     7.873     7.012     7.027     6.474     6.847
Policy Loans (within business units)          1.936     1.961     1.947     1.947     1.943     1.940
Non-LNC Affiliates                           35.989    32.858    31.122    33.246    27.177    31.422
                                            -------   -------   -------   -------   -------   -------
      Total Assets Managed                  136.271   131.273   124.170   128.507   117.462   126.250
                                            =======   =======   =======   =======   =======   =======




12/31/2001                                                                                                       PAGE 29

                                               Consolidated Investment Data
                                      Unaudited [Millions of Dollars except as noted]

For the Year Ended December 31                                              1997      1998      1999      2000      2001
                                                                         -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                                               1832.1    2065.8    2232.9    2148.7    2121.0
  Equity Securities                                                         19.1      22.8      20.1      19.5      17.6
  Mortgage loans on real estate                                            279.2     383.6     369.2     373.8     374.5
  Real estate                                                               99.4      86.8      64.1      51.8      49.5
  Policy loans                                                              44.5      99.5     116.5     125.0     125.3
  Invested cash                                                            102.4     156.8     110.3      87.2      68.4
  Other investments                                                         20.6      88.4      51.8      66.8      69.3
                                                                         -------   -------   -------   -------   -------
      Investment revenue                                                  2397.3    2903.7    2964.8    2872.8    2825.8
  Investment expense                                                       146.6     222.3     157.3     125.7     146.2
                                                                         -------   -------   -------   -------   -------
      Net Investment Income                                               2250.8    2681.4    2807.5    2747.1    2679.6
                                                                         -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                                             12.7      11.6       8.1       7.8       7.2
                                                                         -------   -------   -------   -------   -------
          Adjusted Net Invest Income                                      2263.5    2693.0    2815.6    2754.9    2686.8
                                                                         =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)                                        30337.3   36573.8   39027.5   37471.3   37616.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                                 7.46%     7.36%     7.21%     7.35%     7.14%

Investment Gains

Realized Gains (Losses) on Investments                                      72.9      13.7       3.8     (17.5)    (68.7)
Gains(Losses) on Derivatives                                                 0.0       0.0       0.0       0.0      (4.9)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                           159.6     116.4   (1018.1)    477.7     183.7
Incr (Decr) on Derivatives                                                                                           3.9
Incr (Decr) in Foreign Exchange                                            (20.3)      3.8     (19.9)     (8.1)    (30.0)
Incr (Decr) in minimum pension liability                                                                           (36.0)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                              24.066    30.233    27.689    27.450    28.346
 Fixed Maturity Sec (Adjusted Cost)                                       22.624    28.640    28.357    27.373    27.934

 Equity Securities (Market)                                                0.660     0.543     0.604     0.550     0.470
 Equity Securities (Adjusted Cost)                                         0.518     0.437     0.482     0.458     0.438

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                                       27.6%     25.6%     22.8%     22.1%     17.2%
  AA or better                                                             35.1%     32.6%     29.8%     29.2%     23.6%
  BB or less                                                                7.3%      7.0%      8.0%      6.7%      8.3%




                                                                   Mar       Jun       Sep       Dec       Mar       Jun
For the Quarter Ended                                             1999      1999      1999      1999      2000      2000
                                                               -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                                      557.8     575.8     551.2     548.0     541.3     544.4
  Equity Securities                                                4.4       4.9       3.9       6.9       3.7       5.7
  Mortgage loans on real estate                                   94.5      85.5      94.7      94.5      92.0      95.1
  Real estate                                                     19.4      18.4      13.7      12.5      11.2      12.5
  Policy loans                                                    28.6      28.6      29.4      29.9      30.7      30.9
  Invested cash                                                   32.4      23.4      32.4      22.0      27.2      15.1
  Other investments                                                7.5      13.4       9.9      20.9      35.1       2.0
                                                               -------   -------   -------   -------   -------   -------
      Investment revenue                                         744.6     750.1     735.2     734.9     741.1     705.7
  Investment expense                                              35.1      49.3      38.1      34.8      30.0      31.8
                                                               -------   -------   -------   -------   -------   -------
      Net Investment Income                                      709.5     700.8     697.1     700.1     711.1     673.8
                                                               -------   -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                                    1.8       2.0       1.7       2.6       1.5       2.3
                                                               -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income                             711.3     702.8     698.7     702.7     712.6     676.1
                                                               =======   =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)                              39174.2   39385.3   39111.8   38438.6   38237.4   37306.1

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                       7.26%     7.14%     7.15%     7.31%     7.45%     7.25%

Investment Gains

Realized Gains (Losses) on Investments                             1.5      (3.5)      4.1       1.6      (0.4)     (6.7)
Gains (Losses) on Derivatives                                      0.0       0.0       0.0       0.0       0.0       0.0

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                (297.7)   (255.8)   (102.7)   (361.9)     54.5    (145.4)
Incr (Decr) on Derivatives
Incr (Decr) in Foreign Exchange                                  (19.9)     (9.5)     19.6     (10.2)     (7.3)     (0.9)
Incr (Decr) in minimum pension liability

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                    30.578    29.579    28.708    27.689    27.745    27.078
 Fixed Maturity Sec (Adjusted Cost)                             29.681    29.494    28.974    28.357    28.295    27.788

 Equity Securities (Market)                                      0.481     0.506     0.507     0.604     0.588     0.560
 Equity Securities (Adjusted Cost)                               0.380     0.385     0.414     0.482     0.475     0.446

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                             26.3%     25.5%     24.2%     22.8%     22.7%     22.3%
  AA or better                                                   33.2%     32.5%     31.1%     29.8%     29.5%     29.3%
  BB or less                                                      7.1%      7.0%      7.5%      8.0%      7.4%      7.4%


                                                                   Sep       Dec       Mar       Jun       Sep       Dec
For the Quarter Ended                                             2000      2000      2001      2001      2001      2001
                                                               -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                                      525.3     537.7     526.9     527.0     536.9     530.1
  Equity Securities                                                3.6       6.5       1.0       7.8       3.7       5.1
  Mortgage loans on real estate                                   94.4      92.3      95.7      92.4      94.2      92.4
  Real estate                                                     11.8      16.3      12.8      13.1      12.7      10.9
  Policy loans                                                    30.5      32.9      31.4      31.4      31.0      31.6
  Invested cash                                                   26.5      18.4      22.5      19.8      14.8      11.3
  Other investments                                               26.9       2.9      19.6      18.2      28.2       3.5
                                                               -------   -------   -------   -------   -------   -------
      Investment revenue                                         719.1     706.9     709.9     709.7     721.4     684.8
  Investment expense                                              29.0      34.8      36.1      36.6      35.2      38.2
                                                               -------   -------   -------   -------   -------   -------
      Net Investment Income                                      690.0     672.1     673.7     673.1     686.2     646.6
                                                               -------   -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                                    1.4       2.6       0.5       3.0       1.5       2.1
                                                               -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income                             691.5     674.7     674.2     676.1     687.7     648.7
                                                               =======   =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)                              37250.8   37090.8   37238.0   37094.5   37685.8   38448.9

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                       7.43%     7.28%     7.24%     7.29%     7.30%     6.75%

Investment Gains

Realized Gains (Losses) on Investments                           (11.6)      1.2     (13.4)    (11.5)    (23.8)    (20.0)
Gains (Losses) on Derivatives                                      0.0       0.0      (0.1)      0.2      (0.4)     (4.6)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                 218.8     349.8     178.4    (114.2)    171.8     (52.2)
Incr (Decr) on Derivatives                                                            23.3       3.7      (6.7)      1.2
Incr (Decr) in Foreign Exchange                                   (2.0)      2.0     (17.8)    (19.5)     22.2     (14.9)
Incr (Decr) in minimum pension liability                                                                           (36.0)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                    27.264    27.450    27.811    27.874    28.932    28.346
 Fixed Maturity Sec (Adjusted Cost)                             27.727    27.373    27.367    27.681    28.253    27.934

 Equity Securities (Market)                                      0.570     0.550     0.560     0.534     0.478     0.470
 Equity Securities (Adjusted Cost)                               0.450     0.458     0.507     0.477     0.453     0.438

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                             22.3%     22.1%     20.3%     19.3%     17.9%     17.2%
  AA or better                                                   29.4%     29.2%     27.1%     26.0%     24.3%     23.6%
  BB or less                                                      6.8%      6.7%      7.2%      7.8%      7.2%      8.3%




12/31/01                                                                                                 PAGE 30

                                         Common Stock / Debt Information
                                 Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                            1991      1992      1993      1994     1995       1996
                                                        ------    ------    ------    ------    ------    ------

Common Stock [1]

Highest Price                                           13.813    19.032    24.125    22.188    26.875    28.500
Lowest Price                                             9.500    12.625    17.344    17.313    17.313    20.375
Closing Price                                           13.688    18.500    21.750    17.500    26.875    26.250

Dividend Payout Ratio [2]                                63.5%     38.9%     52.6%     51.0%     39.7%     38.2%
Yield [3]                                                 5.3%      4.1%      3.8%      4.9%      3.4%      3.7%

Preferred Stock Dividend (Millions)                     13.033    17.246    17.212    17.119     8.644     0.112

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                                            AA        AA-       AA-       AA-       AA-
     Moody's                                                           A2        A2        A1        A2        A2
     Standard and Poors                                                A+        A+        A+        A         A

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                             A+        A+        A+        A+        A+
  Lincoln Life - Fitch                                               AAA       AAA       AAA        AA+       AA+
  Lincoln Life - Moody's                                               A1        A1       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                                     AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                                              A         A+        A+        A+        A+
  First Penn - Fitch
  First Penn - Moody's
  First Penn - Standard & Poors*                                      AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                                                                                 A+
  LLA of New York - Fitch*
  LLA of New York - Moody's                                                                                    A1
  LLA of New York - Standard & Poors*                                                                         AA-

Ratios
     Debt to Total Capitalization [4]                              25.7%     21.1%     19.9%     22.8%     18.8%
     Debt to Equity [4]                                            34.7%     26.7%     24.9%     29.5%     23.1%



For the Year Ended December 31                                      1997      1998      1999      2000      2001
                                                                  ------    ------    ------    ------    ------

Common Stock [1]

Highest Price                                                     39.063    49.438    57.500    56.375    52.750
Lowest Price                                                      24.500    33.500    36.000    22.625    38.000
Closing Price                                                     39.063    40.907    40.000    47.313    48.570

Dividend Payout Ratio [2]                                          22.8%     43.9%     50.5%     38.3%     41.9%
Yield [3]                                                           2.7%      2.7%      2.9%      2.6%      2.6%

Preferred Stock Dividend (Millions)                                0.106     0.100     0.089     0.078     0.071

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                       a         a
     Fitch                                                            AA-        A+        A+        A+        A+
     Moody's                                                           A2        A2        A2        A3        A3
     Standard and Poors                                                A         A-        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                             A+        A         A         A         A
  Lincoln Life - Fitch                                                AA+       AA+       AA+       AA        AA
  Lincoln Life - Moody's                                              Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                                     AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                                              A+        A         A         A         A
  First Penn - Fitch                                                  AA+       AA+       AA+       AA        AA
  First Penn - Moody's                                                 A1        A1        A1        A1        A1
  First Penn - Standard & Poors*                                      AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                                         A+        A         A         A         A
  LLA of New York - Fitch*                                            AA+       AA+       AA+       AA        AA
  LLA of New York - Moody's                                            A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*                                 AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]                              17.0%     21.2%     23.2%     20.8%     20.7%
     Debt to Equity [4]                                            20.5%     26.9%     30.3%     26.3%     26.1%


-----------------------------------------------------------------------------------------------------------------


                                                            Mar       Jun       Sep       Dec       Mar       Jun
For the Quarter Ended                                      1999      1999      1999      1999      2000      2000
                                                         ------    ------    ------    ------    ------    ------

Common Stock:
Highest Price                                            50.250    53.438    57.500    48.313    41.375    40.063
Lowest Price                                             39.281    45.688    36.000    36.500    22.625    29.000
Closing Price                                            49.438    52.313    37.563    40.000    33.500    36.125


Yield [3]                                                  2.2%      2.1%      2.9%      2.9%      3.5%      3.2%

Preferred Stock Dividend                                  0.024     0.024     0.027     0.014     0.022     0.022
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                                    A+        A+        A+        A+        A+        A+
     Moody's                                                  A2        A2        A2        A2        A2        A2
     Standard and Poors                                       A-        A-        A-        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                    A         A         A         A         A         A
  Lincoln Life - Fitch                                       AA+       AA+       AA+       AA+       AA+       AA+
  Lincoln Life - Moody's                                     Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                            AA-       AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                                     A         A         A         A         A         A
  First Penn - Fitch                                         AA+       AA+       AA+       AA+       AA+       AA+
  First Penn - Moody's                                        A1        A1        A1        A1        A1        A1
  First Penn - Standard & Poors*                             AA-       AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                                A         A         A         A         A         A
  LLA of New York - Fitch*                                   AA+       AA+       AA+       AA+       AA+       AA+
  LLA of New York - Moody's                                   A1        A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*                        AA-       AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]                     20.7%     22.0%     22.0%     23.2%     23.3%     21.8%
     Debt to Equity [4]                                   26.2%     28.2%     28.3%     30.3%     30.4%     28.0%



                                                            Sep       Dec       Mar       Jun       Sep       Dec
For the Quarter Ended                                      2000      2000      2001      2001      2001      2001
                                                         ------    ------    ------    ------    ------    ------

Common Stock:
Highest Price                                            56.375    50.938    48.250    52.300    52.750    49.450
Lowest Price                                             35.625    40.875    38.000    41.280    41.000    40.000
Closing Price                                            48.125    47.313    42.470    51.750    46.630    48.570


Yield [3]                                                  2.4%      2.6%      2.9%      2.4%      2.6%      2.6%

Preferred Stock Dividend                                  0.021     0.013     0.019     0.018     0.017     0.017
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                a         a         a         a         a         a
     Fitch                                                    A+        A+        A+        A+        A+        A+
     Moody's                                                  A2        A3        A3        A3        A3        A3
     Standard and Poors                                       A-        A-        A-        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                    A         A         A         A         A         A
  Lincoln Life - Fitch                                       AA+       AA        AA        AA        AA        AA
  Lincoln Life - Moody's                                     Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                            AA-       AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                                     A         A         A         A         A         A
  First Penn - Fitch                                         AA+       AA        AA        AA        AA        AA
  First Penn - Moody's                                        A1        A1        A1        A1        A1        A1
  First Penn - Standard & Poors*                             AA-       AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                                A         A         A         A         A         A
  LLA of New York - Fitch*                                   AA+       AA        AA        AA        AA        AA
  LLA of New York - Moody's                                   A1        A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*                        AA-       AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]                     21.2%     20.8%     22.2%     21.2%     21.1%     20.7%
     Debt to Equity [4]                                   27.0%     26.3%     28.5%     27.0%     26.7%     26.1%

*   Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:

    In order to accommodate the various perspectives, LNC presents three separate Return on
    Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average
    Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.  "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.  "Adjusted Income from Operations
    Divided by Adjusted Shareholders' Equity" amortizes: 1) realized security gains on investments  2)  unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital.
    The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
